                                       ANNUAL REPORT

                                       [HARBOR FUND LOGO]
                                       OCTOBER 31, 2001

                                       -----------------------------------------

                                       HARBOR FUND

HARBOR FUND
ANNUAL REPORT OVERVIEW
Harbor Fund completed its most recent fiscal year on October 31, 2001. The total annual return is shown below for each of the twelve portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends and capital gains. The section entitled Long-Term Historic Returns reflects the 30-year returns for unmanaged indices, which are included as an indication of longer-term potential associated with taking different levels of market risk. You may not make a direct investment in an index.

                                                                 TOTAL RETURN
                                                                FOR YEAR ENDED
HARBOR FUNDS IN DESCENDING ORDER OF MARKET RISK                   10/31/2001
-----------------------------------------------                 --------------
Harbor Mid Cap Growth Fund..................................        -43.60%
Harbor Growth Fund..........................................        -53.96
Harbor Small Cap Growth Fund................................         -2.80
Harbor International Growth Fund............................        -45.53
Harbor Global Equity Fund...................................        -26.10(a)
Harbor Capital Appreciation Fund............................        -35.23
Harbor International Fund II................................        -25.22
Harbor International Fund...................................        -16.40
Harbor Large Cap Value Fund.................................         -3.20
Harbor Bond Fund............................................         15.35
Harbor Short Duration Fund..................................          7.73
Harbor Money Market Fund....................................          4.83

COMMONLY USED MARKET INDICES
----------------------------
Morgan Stanley Capital International Europe, Australasia,
  and Far East (EAFE); international equity.................        -25.09%
Morgan Stanley Capital International Europe, Australasia,
  and Far East Growth (EAFE Growth); international equity...        -30.82
Morgan Stanley Capital International World Index (MSCI
  World); global equity.....................................        -25.58
Standard & Poor's 500 (S&P 500); domestic equity............        -24.90
Russell Midcap(R) Growth; domestic equity...................        -42.78
Russell 2000(R) Growth; domestic equity.....................        -31.50
Russell 1000(R) Value; domestic equity......................        -11.86
Lehman Brothers Aggregate (LB AGG); domestic bonds..........         14.56
Salomon Treasury 1 YR CMI...................................          8.46
90-Day U.S. Treasury Bills (T-Bills); domestic short-term...          4.48

                                                                   30 YEARS
                                                                  1971-2000
LONG-TERM HISTORIC RETURNS                                       ANNUAL RATES
--------------------------                                       ------------
EAFE........................................................        12.30%
MSCI World..................................................        11.42
S&P 500.....................................................        13.21
Domestic Bonds (intermediate and long)(1)...................         8.81
T-Bills.....................................................         7.06
Consumer Price Index........................................         5.04

                                                                                                                   MORNINGSTAR
HARBOR FUND EXPENSE RATIOS(2)                        1997         1998         1999         2000         2001       MEDIAN(3)
-----------------------------                        ----         ----         ----         ----         ----      -----------
Harbor Mid Cap Growth Fund.......................    N/A%         N/A%         N/A%         N/A%         1.20%         1.00%
Harbor Growth Fund...............................    1.12         1.00         0.90         0.87         0.95          1.00
Harbor Small Cap Growth Fund.....................    N/A          N/A          N/A          N/A          1.20          1.17
Harbor International Growth Fund.................    1.02         0.96         0.91         0.89         0.89          1.24
Harbor Global Equity Fund........................    N/A          N/A          N/A          N/A          1.20(a,b)     1.06
Harbor Capital Appreciation Fund.................    0.70         0.68         0.66         0.64         0.66          0.95
Harbor International Fund II.....................    0.98         1.15         0.92         0.92         0.89          1.11
Harbor International Fund........................    0.97         0.94         0.92         0.92         0.91          1.11
Harbor Large Cap Value Fund......................    0.83         0.79         0.76         0.80         0.77          0.90
Harbor Bond Fund.................................    0.67         0.65         0.60         0.60         0.56          0.64
Harbor Short Duration Fund.......................    0.36         0.36         0.28         0.28         0.27          0.50
Harbor Money Market Fund.........................    0.62         0.57         0.46         0.47         0.38          0.73

   ------------------

   1 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.

   2 Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets (see Financial Highlights pgs. 48-51).

   3 Includes all no-load funds with at least five years of performance history in the September 30, 2001 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio.

   a  For the period February 1, 2001 (inception) through October 31, 2001.

   b  Annualized figure.

DEAR SHAREHOLDER:

The fiscal year ended October 31, 2001 was one of the worst on record for equity markets. Continuing the trends that had started in the previous fiscal year, equity markets around the world suffered steep declines as investors reacted to struggling economies in the United States and abroad and to growing concerns throughout the year about weak corporate earnings. These concerns were well founded. Corporate earnings for companies in the Standard & Poor's 500 stock index are estimated to be down about 20% this year, one of the worst year over year earnings performances in the last 50 years. The tragic events of September 11 brought additional concerns to equity markets, which fell sharply after the attacks before recovering toward the end of the fiscal year.

     Consistent with this economic backdrop, major domestic and international stock indices posted sharply negative total returns for the period. These included: the Standard & Poor's 500-stock index, down 24.90%; the NASDAQ composite, down 49.84%; and the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, down 25.09%. Growth stocks were hit hard, especially in the technology sector, as business investment declined sharply and investors remained concerned about weak demand, high inventories, and excess capacity. Value-oriented stocks performed comparatively better but also posted negative returns.

     Beginning in January 2001, the Federal Reserve moved aggressively to stimulate the economy, reducing the Federal Funds rate during the October 31 fiscal year by an aggregate of 400 basis points (4 percentage points). Following a cut of 50 basis points on October 2, the rate stood at 2.50%. Additional reductions of 50 basis points on November 6, and 25 basis points on December 11, the Federal Reserve's 10th and 11th cuts of calendar year 2001, trimmed the rate to 1.75%, its lowest level in 40 years.

     The weak economic climate and the Federal Reserve's aggressive rate-cutting campaign created a positive environment for debt securities. The Lehman Brothers Aggregate index of investment-grade taxable U.S. bonds posted a total return of 14.56% for the fiscal year. That represented a performance gap of almost 40 percentage points for the fiscal year between the bond index and the Standard & Poor's 500-stock index.

     Under these very challenging conditions, the three Harbor fixed income funds all generated positive returns, while the nine equity funds all finished in negative territory. The best performance was by the Harbor Bond Fund with a total return of 15.35% for the fiscal year.

     Five of the Harbor Funds--Small Cap Growth, International, Large Cap Value, Bond and Money Market--outperformed their respective target indices. Three funds--Mid Cap Growth, International Fund II and Short Duration--approximated the total returns of their respective indices. The unmanaged indices reflect no operating or transaction costs, while the total returns of the Funds are net of such costs.

INVESTMENT FUNDAMENTALS

     The events of the past year once again serve to emphasize the importance of diversification and asset allocation for long term investors. In an environment in which all of the equity funds had negative returns, the fixed income funds all posted positive returns, providing diversified portfolios with some stability in an otherwise difficult year.

     In developing an asset allocation strategy, investors should determine the mix of investments--stocks, bonds, and cash--that best matches their goals and tolerance for risk. Having made those key decisions, investors will be well positioned to deal with the sharp fluctuations that inevitably affect financial markets from time to time--and to stick with their plan during these turbulent periods.

     Despite the uncertain outlook for the near future, the economic and financial systems in the United States and most developed countries are fundamentally strong. Lower interest rates initiated by the Federal Reserve and the fiscal stimulus anticipated from proposed government programs, should eventually help the United States economy. The timing of such a recovery, however, is something that none of us can predict. Timing such market moves is impossible. Sticking to an asset allocation strategy helps investors participate in any positive changes that occur across various asset classes.

     Investors can further improve their chances for success by implementing a systematic investing plan. Of course, systematic investing does not assure a profit and does not protect against loss in declining markets. It does, however, allow investors to dollar-cost average by buying more shares when prices are lower and fewer shares when prices are higher. Harbor's Automatic Investment Plan enables investors to make systematic additions to their investments on a monthly or quarterly basis. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

     Along with asset allocation and systematic investment, another important factor in improving long-term returns is cost control. This is a fundamental element of our approach at Harbor Fund. As illustrated in the table at the bottom of page 1, our focus on cost control results in expense ratios that, year after year, are typically below those of similar fund types. Compounded over long periods, these cost advantages can provide investors with a valuable edge in building wealth to achieve their long-term goals.

NEW FUNDS AND MANAGERS

     To broaden the range of investment styles and objectives available to its shareholders, Harbor Fund launched three new equity funds--Mid Cap Growth, Small Cap Growth and Global Equity--in the last fiscal year. In addition, the Harbor Value Fund was renamed the Harbor Large Cap Value Fund, reflecting a slight change in its focus to concentrate on companies with market capitalizations of $5 billion or more. A new portfolio manager was hired to manage the Harbor Large Cap Value Fund's assets consistent with this modest change in focus.

     These additions and changes to our fund lineup are part of a continuing commitment to provide shareholders with access to the services of leading asset managers. Consistent with this commitment, Harbor Fund launched the new Harbor Small Cap Value Fund on December 14, 2001. In addition, Harbor Fund changed managers on the Harbor International Growth Fund, effective December 1, 2001.

     On behalf of all of us in the Harbor family, we thank you for your investment in Harbor Fund. We remain committed to providing investment products that we believe have the potential to be attractive long-term investment alternatives with low expense levels designed to help our shareholders achieve their financial goals.


          /s/ David G. Van Hooser                          /s/ James M. Williams
          David G. Van Hooser                              James M. Williams
          Chairman                                         President

HARBOR FUND

The following performance figures are annualized for each Fund. The date of inception for Harbor Mid Cap Growth Fund and Harbor Small Cap Growth Fund was November 1, 2000; Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor Global Equity Fund was February 1, 2001; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987. The comparative market indices reflect no operating or transaction costs; however, the Funds' total returns are net of these costs. Performance data quoted

                                                                                       10/31/2001  $5.64
    HARBOR MID CAP GROWTH FUND                                   NET ASSET VALUE:       10/31/2000   N/A

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor Mid Cap Growth Fund             -43.60%           N/A           -43.60%
------------------------------------------------------------------------------------
  Russell Midcap(R) Growth               -42.78%          6.87%          -42.78%
------------------------------------------------------------------------------------

 In a very difficult environment for growth stocks, the Harbor Mid Cap Growth Fund virtually matched the performance of its target index. The Fund began operations on November 1, 2000.
 - A slowing economy and declining corporate profits drove the U.S. equity market dramatically lower for the 12-month period ended October 31, 2001. Growth stocks, particularly technology and technology-related companies, experienced significant price declines. To make matters worse, the faltering economy, already on the verge of recession, was temporarily staggered by the tragic events of September 11.
 - Investments in the technology sector were the biggest detractor from the Fund's performance, as tech stocks, as a group, declined by more than 70%. However, investments in the health care, consumer discretionary, and energy sectors added value on a relative basis.
 - Strong stock selection and a slightly overweighted position in the health care sector, which declined less than other areas, added value during the period. Stock selection in the consumer discretionary sector also helped to offset losses in the technology sector. Finally, the portfolio was overweighted significantly in the energy sector, which delivered good relative performance.
 [HARBOR MID CAP GROWTH FUND GRAPH]

                                                                       MID CAP GROWTH                RUSSELL MIDCAP(R) GROWTH
                                                                       --------------                ------------------------
10/31/01                                                                   5640.00                           5721.88

                                                                                      10/31/2001  $10.19
    HARBOR GROWTH FUND                                           NET ASSET VALUE:     10/31/2000  $24.23

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor Growth Fund                     -53.96%          5.12%           7.11%
------------------------------------------------------------------------------------
  Russell Midcap(R) Growth               -42.78%          6.87%           10.58%
------------------------------------------------------------------------------------
  S&P 500                                -24.90%          10.04%          12.76%
------------------------------------------------------------------------------------

 In an extremely weak market for growth stocks, the Harbor Growth Fund underperformed the Russell Midcap(R) Growth index for the 12 months ended October 31, 2001.
 - The Fund's performance relative to the index was hurt by its overweighting in the information technology sector and by its underweighting in the more defensive consumer discretionary and health care sectors.
 - A steep decline in the level of investment in information technology resulted in disappointing earnings for many companies during the first half of the fiscal year. This had an adverse impact on the Fund, which focuses on technology-oriented businesses offering products and services designed to enhance productivity.
 - Stock prices in the information technology sector remained under pressure in the second half of the fiscal year, reflecting investor concerns about weakness in the sector and in the broader economy.
 [HARBOR GROWTH FUND GRAPH]

                                                                                                            RUSSELL MIDCAP(R)
                                                         GROWTH                      S&P 500                     GROWTH
                                                         ------                      -------                -----------------
10/31/92                                                 9252.47                    10995.50                    11004.60
10/31/93                                                11673.50                    12638.60                    13050.90
10/31/94                                                10705.60                    13127.30                    13382.80
10/31/95                                                13481.00                    16598.20                    16627.00
10/31/96                                                15481.50                    20597.40                    19611.30
10/31/97                                                18366.80                    27212.00                    24438.10
10/31/98                                                16763.00                    33195.80                    25032.40
10/31/99                                                29587.90                    41717.50                    34460.40
10/31/00                                                43175.80                    44258.70                    47788.00
10/31/01                                                19876.50                    33236.60                    27343.70

 The S&P 500 contains equities with large market capitalization without regard to style. The Russell
 Midcap(R) Growth index contains equities with smaller market capitalization and a growth style. Therefore, the Russell Midcap(R) Growth provides a more accurate representation in comparison to the Harbor Growth Fund.

represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus.

                                                                                       10/31/2001  $9.72
    HARBOR SMALL CAP GROWTH FUND                                 NET ASSET VALUE:       10/31/2000   N/A

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor Small Cap Growth Fund            -2.80%           N/A            -2.80%
------------------------------------------------------------------------------------
  Russell 2000(R) Growth                 -31.50%          0.96%          -31.50%
------------------------------------------------------------------------------------

 In its first full year of operation, the Harbor Small Cap Growth Fund outperformed its target index by more than 28 percentage points. The fund was launched on November 1, 2000.
 - In an especially weak climate for small capitalization and aggressive growth stocks, the Fund utilized its disciplined investment style to manage risk. This process is designed to identify companies with relatively low price/earnings ratios compared with their projected growth rates. During the fiscal year, the Fund focused particularly on companies with the ability to grow earnings despite a slowing economy.
 - As expected, interest rates declined significantly in 2001, and the Fund's overweighted position in the financial sector contributed positively to performance throughout the fiscal year. Selected health care service providers achieved strong earnings numbers despite the slowing economy, which also contributed to the Fund's performance.
 - An overweighted position and favorable stock selection in the energy sector added value. Due to near-term weakness, the Fund reduced its exposure in the energy sector in the second half of the fiscal year. Longer term, however, the Fund believes that the sector's supply/demand outlook is strong and that energy will benefit when the economy turns.
 - Due to concerns about overcapacity in the technology sector, the portfolio remained significantly underweighted in that group. This contributed to its strong performance compared to the index.
 - Near the end of the fiscal year, the Fund began to add selectively in the technology and consumer sectors, where several stocks had declined to valuation levels that met its buy criteria. These companies are expected to benefit disproportionately from an economic upturn due to significant stimulus from government spending and lower interest rates.
 [HARBOR SMALL CAP GROWTH FUND GRAPH]

                                                                      SMALL CAP GROWTH                RUSSELL 2000(R) GROWTH
                                                                      ----------------                ----------------------
10/31/01                                                                   9720.00                           6849.76

                                                                                      10/31/2001   $8.44
    HARBOR INTERNATIONAL GROWTH FUND                             NET ASSET VALUE:     10/31/2000  $17.56

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor International Growth Fund       -45.53%          -6.06%          1.67%
------------------------------------------------------------------------------------
  EAFE Growth                            -30.82%          -2.54%          -0.02%
------------------------------------------------------------------------------------
  EAFE                                   -25.09%          0.53%           2.77%
------------------------------------------------------------------------------------

 The Harbor International Growth Fund posted a negative total return and underperformed the EAFE Growth index for the year ended October 31, 2001, reflecting widespread weakness in international equity markets. Since its inception on November 1, 1993, the Fund outperformed the EAFE Growth index. The Board of Trustees of Harbor Fund voted to replace the Fund's subadviser, Jennison Associates LLC (Jennison) with a new subadviser effective December 1, 2001. The new subadviser, Mastholm Asset Management LLC (Mastholm) began managing the Fund's portfolio on December 1, 2001 pursuant to a revised investment strategy reflecting Mastholm's investment approach. The discussion of the Fund's performance reflects only periods during which Jennison served as subadviser to the Fund.
 - Relatively heavy portfolio weightings in information technology and telecommunications stocks, consistent with the fund's growth-oriented investment style, detracted from its absolute performance and from its total return relative to the EAFE growth index.
 - During the course of the fiscal year, the fund increased its holdings of stocks of health care companies, which offered clearer near-term earnings visibility than companies in most other sectors. At the same time, it reduced its holdings in the information technology and telecommunications sectors.

 [HARBOR INTERNATIONAL GROWTH FUND GRAPH]

                                                      INTERNATIONAL
                                                         GROWTH                       EAFE                     EAFE GROWTH
                                                      -------------                   ----                     -----------
10/31/94                                                11536.20                    11009.40                    10319.90
10/31/95                                                12208.20                    10968.50                    10456.60
10/31/96                                                15609.50                    12117.00                    11354.20
10/31/97                                                16878.50                    12678.00                    11622.20
10/31/98                                                19741.10                    13900.80                    12948.50
10/31/99                                                21295.70                    17102.60                    15580.50
10/31/00                                                20958.50                    16607.50                    14435.30
10/31/01                                                11416.90                    12439.90                     9985.64

 The EAFE index contains both growth and value style equities. The EAFE Growth index contains only the growth portion of the EAFE index. Therefore, the EAFE Growth index provides a more accurate representation in comparison to the Harbor International Growth Fund.

                                                                                       10/31/2001  $7.39
    HARBOR GLOBAL EQUITY FUND                                    NET ASSET VALUE:       10/31/2000   N/A

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor Global Equity Fund                N/A             N/A           -26.10%
------------------------------------------------------------------------------------
  MSCI World                             -25.58%          4.81%          -23.51%
------------------------------------------------------------------------------------

 The Harbor Global Equity Fund slightly underperformed the MSCI World index during the nine months since its inception on February 1, 2001.
 During the initial nine-month reporting period since the Fund's inception, the worldwide economic slowdown worsened. As the outlook for global economic growth and corporate profitability continued to deteriorate, stock prices were pressured lower. The U.S. Federal Reserve implemented an aggressive series of interest rate cuts, followed by more modest cuts from European central banks, in efforts to stave off recession. However, the downward trend in economic activity and corporate earnings was aggravated as a result of the September terrorist attacks in the U.S.
 - The Fund continued to underweight technology stocks for most of the period, which benefited Fund performance. The outlook for technology stocks remains somewhat murky, as the sector's problems are structural as well as cyclical. However, as the Fund has found specific technology companies with sufficiently attractive fundamentals and valuations, they have been added to the portfolio.
 - In recent months, consumer discretionary stocks became an area of greater focus for the Fund. For most of the period, these stocks proved to be relatively resilient even though business conditions were less than optimal. However, this sector was one of the hardest hit following the events of September 11. Therefore, the Fund's overweight position in this sector detracted from performance for the period ended October 31.
 - Geographically, the Fund benefited from an overweight allocation to continental Europe and from its exposure to developing markets. Offsetting these benefits, however, was the performance of the Fund's holdings in Asia.
 [HARBOR GLOBAL EQUITY FUND GRAPH]

                                                                       GLOBAL EQUITY                        MSCI WORLD
                                                                       -------------                        ----------
10/31/01                                                                   7390.00                           7648.62

                                                                                      10/31/2001  $26.40
    HARBOR CAPITAL APPRECIATION FUND                             NET ASSET VALUE:     10/31/2000  $48.16

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor Capital Appreciation Fund       -35.23%          11.15%          14.42%
------------------------------------------------------------------------------------
  S&P 500                                -24.90%          10.04%          12.76%
------------------------------------------------------------------------------------

 The Harbor Capital Appreciation Fund underperformed the S&P 500 index for the 12 months ended October 31, 2001, reflecting a very difficult environment for equity securities in general and especially for growth stocks.
 - From a longer-term perspective, despite the very challenging conditions of the past 12 months, the Fund continued to outperform the index for the most recent five-year and 10-year periods.
 - The Fund's performance relative to the index was hurt by its overweighting in the information technology sector, especially in the first half of the fiscal year.
 - During the fiscal year, the Fund lowered its exposure in the information technology and telecommunications sectors, where stock prices remained under pressure as investors reacted to disappointing results and a lack of visibility in future earnings performance. At the same time, it increased its positions in industries such as financial services and health care, which historically have been somewhat more defensive holdings while still offering moderate growth potential.
 [HARBOR CAPITAL APPRECIATION FUND GRAPH]

                                                                    CAPITAL APPRECIATION                     S&P 500
                                                                    --------------------                     -------

10/31/92                                                                  11441.50                           10995.50

10/31/93                                                                  13748.10                           12638.60

10/31/94                                                                  14745.00                           13127.30

10/31/95                                                                  20012.90                           16598.20

10/31/96                                                                  22659.10                           20597.40

10/31/97                                                                  30754.30                           27212.00

10/31/98                                                                  35589.80                           33195.80

10/31/99                                                                  52882.20                           41717.50

10/31/00                                                                  59363.20                           44258.70

10/31/01                                                                  38448.70                           33236.60

                                                                                      10/31/2001  $10.00
    HARBOR INTERNATIONAL FUND II                                 NET ASSET VALUE:     10/31/2000  $14.28

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor International Fund II           -25.22%          2.96%           3.60%
------------------------------------------------------------------------------------
  EAFE                                   -25.09%          0.53%           0.38%
------------------------------------------------------------------------------------

 The Harbor International Fund II virtually matched the performance of the EAFE index for the 12 months ended October 31, 2001. The Fund outperformed the index for the latest five-year period and since its inception on June 1, 1996.
 - The Fund's performance for the fiscal year was helped by its investments in France and the United Kingdom. Total returns of its holdings in those countries exceeded those of the EAFE indices in France by 14.9% and the United Kingdom by 5.8%.
 - Negative performance against country benchmarks was registered in Japan (-10.6%), Switzerland (-10.3%), and Sweden (-8.3%).
 - The Fund's portfolio was helped by increases of 6% in the value of the euro and 10% in the value of the Swiss franc compared with the U.S. dollar. This was offset partially by an 11% decrease in the value of the Japanese yen. The British pound was flat.
 - Both the Fund and the index suffered double-digit declines in September 2001, as world markets reacted to the terrorist attacks in the U.S. The Fund was down 14.0% in the month while the index declined by 10.1%.
 [HARBOR INTERNATIONAL FUND II GRAPH]

                                                                      INTERNATIONAL II                         EAFE
                                                                      ----------------                         ----

10/31/96                                                                  10470.00                            9940.89

10/31/97                                                                  12212.40                           10401.10

10/31/98                                                                  11970.30                           11404.30

10/31/99                                                                  14887.00                           14031.10

10/31/00                                                                  16198.90                           13624.90

10/31/01                                                                  12112.80                           10205.80

                                                                                      10/31/2001  $28.65
    HARBOR INTERNATIONAL FUND                                    NET ASSET VALUE:     10/31/2000  $38.85

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor International Fund              -16.40%          5.59%           9.97%
------------------------------------------------------------------------------------
  EAFE                                   -25.09%          0.53%           4.03%
------------------------------------------------------------------------------------

 Favorable stock selection enabled the Harbor International Fund to outperform the EAFE index by more than eight percentage points for the fiscal year ended October 31, 2001. The Fund also continued to outperform the index by wide margins for the latest five-year and 10-year periods.
 - Solid performances by automobile, aluminum, tire, and glass companies enabled the Fund's position in France to significantly outperform the index in that country. Investments in tobacco stocks helped the Fund to outperform the EAFE country indices in the United Kingdom and Sweden.
 - On the negative side, total returns of the Fund's holdings in Japanese and Swiss stocks were below those of their respective EAFE country indices.
 - The Fund's portfolio was helped by increases of 6% in the value of the euro and 10% in the value of the Swiss franc compared with the U.S. dollar. This was offset partially by an 11% decrease in the value of the Japanese yen. The British pound was flat.
 - September 2001 was a significantly negative month for both the Fund (-10.4%) and the EAFE index (-10.1%), as world markets reacted to the terrorist attacks in the U.S.
 [HARBOR INTERNATIONAL FUND GRAPH]

                                                                       INTERNATIONAL                           EAFE
                                                                       -------------                           ----

10/31/92                                                                  9597.70                            8678.27

10/31/93                                                                 13389.50                           11928.90

10/31/94                                                                 15875.60                           13133.00

10/31/95                                                                 16679.50                           13084.20

10/31/96                                                                 19710.80                           14454.30

10/31/97                                                                 23507.30                           15123.50

10/31/98                                                                 25146.30                           16582.20

10/31/99                                                                 29836.90                           20401.60

10/31/00                                                                 30951.60                           19810.90

10/31/01                                                                 25876.80                           14839.50

                                                                                      10/31/2001  $13.01
    HARBOR LARGE CAP VALUE FUND                                  NET ASSET VALUE:     10/31/2000  $13.88

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor Large Cap Value Fund             -3.20%          9.84%           11.58%
------------------------------------------------------------------------------------
  Russell 1000(R) Value                  -11.86%          10.63%          13.57%
------------------------------------------------------------------------------------
  S&P 500                                -24.90%          10.04%          12.76%
------------------------------------------------------------------------------------

 The Harbor Large Cap Value Fund (formerly Harbor Value Fund) outperformed major stock indices by wide margins during a period of significant downward pressure on stock prices. The Fund's total return for the year ended October 31, 2001 exceeded that of the Russell 1000(R) Value index by more than eight percentage points and that of the S&P 500 index by more than 21 percentage points.
 - Effective September 20, 2001, the Fund's name was changed from Harbor Value Fund to Harbor Large Cap Value Fund. At the same time, Armstrong Shaw Associates Inc. assumed responsibility for management of the Fund.
 - While maintaining its objective of long-term total return with a value-oriented approach, the Fund implemented several changes in its investment strategies effective September 20, 2001. The Fund is now 100% actively managed, investing in 25 to 40 companies, typically with market capitalizations of $5 billion or more. Previously the Fund was 70% actively managed and 30% passively managed, with investments in more than 200 companies, primarily with market capitalizations of $500 million or more.
 - With its value-oriented investment style, the Fund benefited from a shift into more traditional defensive holdings, as investors reacted to disappointing results in the information technology sector.
 - Favorable stock selection in the materials, consumer discretionary, and financials sectors contributed to the Fund's superior performance compared to the Russell 1000(R) Value index. An overweighting in the materials sector and an underweighting in information technology also contributed to the Fund's favorable comparison to the index.



 [HARBOR LARGE CAP VALUE FUND GRAPH]

                                                     LARGE CAP VALUE                 S&P 500              RUSSELL 1000(R) VALUE
                                                     ---------------                 -------              ---------------------
10/31/92                                                10705.70                    10995.50                    11066.90
10/31/93                                                11988.90                    12638.60                    13850.60
10/31/94                                                12564.20                    13127.30                    13957.10
10/31/95                                                15205.20                    16598.20                    17401.60
10/31/96                                                18714.90                    20597.40                    21531.70
10/31/97                                                24531.50                    27212.00                    28677.10
10/31/98                                                26172.80                    33195.80                    32928.60
10/31/99                                                29993.70                    41717.50                    38370.60
10/31/00                                                30914.70                    44258.70                    40487.00
10/31/01                                                29925.20                    33236.60                    35684.40

 The S&P 500 contains equities with large market capitalization without regard to style. The Russell
 1000(R) Value index contains equities with large market capitalization and a value style. Therefore, the Russell
 1000(R) Value provides a more accurate representation in comparison to the Harbor Large Cap Value Fund.

                                                                                      10/31/2001  $12.05
    HARBOR BOND FUND                                             NET ASSET VALUE:     10/31/2000  $11.00

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
Fund/Index                                1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor Bond Fund                        15.35%          8.39%           8.60%
------------------------------------------------------------------------------------
  LB AGG                                  14.56%          8.03%           7.86%
------------------------------------------------------------------------------------

 During a time of severe economic and stock market weakness, the Harbor Bond Fund provided a source of stability for investors, posting a total return of 15.35% for the 12 months ended October 31, 2001. The Fund outperformed the Lehman Brothers Aggregate Index for the fiscal year and for the five-year and 10-year periods ended October 31, 2001.
 - The Fund reached a milestone in September as its net assets exceeded $1 billion for the first time. Net assets at October 31, 2001, were $1.04 billion, an increase of 44.5% in the 12-month period. The increase reflects both investment performance and new shareholder investments.
 - The Fund's portfolio was conservatively positioned in expectation of an extended period of economic weakness and continued monetary easing by the Federal Reserve. This posture served the Fund well both before and after the terrorist attacks of September 11.
 - The Fund continued to overweight its allocation to mortgage-backed securities, a strategy that enabled it to gain incremental yield. Performance also was enhanced by a continuation of the Fund's strategy to be underweight in corporate debt securities.
 - Falling interest rates provided a positive environment for debt securities, as the Federal Reserve reduced the Federal Funds rate by an aggregate of 400 basis points during the year ended October 31, 2001. The rate fell from 6.5% to 2.5% during that period.
 - In January 2001, the Harbor Bond Fund's manager, William Gross of Pacific Investment Management Company, was named by Morningstar as its Fixed Income Manager of the Year. It was the second time in the past three years that he has received this recognition.



 [HARBOR BOND FUND GRAPH]

                                                                            BOND                              LB AGG
                                                                            ----                              ------
10/31/92                                                                  11214.40                           10983.40
10/31/93                                                                  12782.20                           12287.10
10/31/94                                                                  12380.30                           11836.10
10/31/95                                                                  14183.20                           13688.20
10/31/96                                                                  15255.50                           14488.60
10/31/97                                                                  16622.80                           15777.00
10/31/98                                                                  18340.50                           17249.90
10/31/99                                                                  18497.20                           17341.80
10/31/00                                                                  19783.20                           18608.10
10/31/01                                                                  22820.50                           21317.20

                                                                                       10/31/2001  $8.69
    HARBOR SHORT DURATION FUND                                   NET ASSET VALUE:      10/31/2000  $8.51

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years          Since
                                                                        Inception
------------------------------------------------------------------------------------
  Harbor Short Duration Fund              7.73%           5.97%           5.62%
------------------------------------------------------------------------------------
  Salomon Treasury 1 YR CMI               8.46%           6.18%           5.59%
------------------------------------------------------------------------------------

 The 12 months ended October 31, 2001 rewarded fixed income investors as the steep decline in interest rates increased total return. The Harbor Short Duration Fund returned 7.73% during the period.
 - The Federal Reserve loosened monetary policy throughout 2001 and, subsequent to the events of September 11, implemented an even more aggressive easing in response to weakening economic conditions. From January 1 through October 31, the Federal Funds rate was reduced by an aggregate of 4 percentage points.
 - The weighted average maturity of obligations held by the Fund was shorter than that of the Salomon Treasury Constant Maturity index for the 12 months ended October 31, 2001. This was the principal reason for the difference between the Fund's total return and that of the index.
 - The Fund virtually matched the index for the latest five-year period and for the period since the Fund's inception on January 1, 1992. The target index bears no operating or transaction costs, while the Fund's total returns are net of such costs.
 - The Fund outperformed the average of its peer group, the Morningstar universe of taxable high quality, short duration fixed income funds, by 0.11% for the 12-month period. This was due principally to its holding of selected higher yielding, AAA-rated, asset-backed obligations. In addition, the weighted average maturity of securities in the Fund's portfolio was somewhat longer than that of the peer group average.
 [HARBOR SHORT DURATION FUND GRAPH]

                                                                       SHORT DURATION               SALOMON TREASURY 1 YR CMI
                                                                       --------------               -------------------------
10/31/92                                                                  10371.80                           10417.90
10/31/93                                                                  10909.20                           10825.60
10/31/94                                                                  11185.40                           11135.80
10/31/95                                                                  11948.70                           11930.00
10/31/96                                                                  12814.00                           12650.20
10/31/97                                                                  13515.60                           13428.20
10/31/98                                                                  14435.60                           14289.00
10/31/99                                                                  14967.20                           14882.00
10/31/00                                                                  15897.30                           15743.50
10/31/01                                                                  17126.90                           17075.20

 As of June 2001, the 1-YR Gvt index has been discontinued by Ibbotson Associates. The Salomon Treasury 1 YR CMI index has been selected as the replacement index. The
 Salomon Treasury 1 YR CMI index provides an accurate representation in comparison to the Harbor Short Duration
 Fund.

                                                                                       10/31/2001  $1.00
    HARBOR MONEY MARKET FUND                                     NET ASSET VALUE:      10/31/2000  $1.00

------------------------------------------------------------------------------------
                                           Total Return for Periods Ended 10/31/2001
------------------------------------------------------------------------------------
             Fund/Index                   1 year         5 years         10 years
------------------------------------------------------------------------------------
  Harbor Money Market Fund                4.83%           5.19%           4.65%
------------------------------------------------------------------------------------
  T-Bills                                 4.48%           5.10%           4.74%
------------------------------------------------------------------------------------
                                      Current Yield for Periods Ended 09/30/2001
--------------------------------------------------------------------------------
  Harbor Money Market Fund*              7 Days: 2.88%         30 Days: 3.05%
--------------------------------------------------------------------------------

 The Harbor Money Market Fund outperformed its target, the 90-day Treasury bill, for the 12 months ended October 31, 2001.
 - Yields generally fell during the period as the Federal Reserve continued to loosen monetary policy. The Federal Funds rate fell from 6.5% to 2.5% during the year ended October 31, 2001, reflecting this aggressive effort to combat the recessionary economic environment.
 - In anticipation of the Federal Reserve easing that subsequently began in January 2001, the Fund's strategy at the beginning of the fiscal year was to invest in longer-duration securities. This benefited the Fund's return by enabling it to lock in the higher yields existing at the time.
 - By the end of the fiscal year the maturities of the securities held by the Fund were substantially lower. This reflected a shift in strategy as rates for shorter-term securities were virtually the same as those for one-year securities and the potential for significant further rate cuts had diminished.
 - Compared to the average of its peer group, the Morningstar universe of taxable money market funds, the Fund returned an additional 60 basis points (six-tenths of a percentage point). This was due largely to the Fund's lower expense ratio and a weighted average maturity that was longer than that of the peer group average.
 An investment in the Harbor Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
 [HARBOR MONEY MARKET FUND GRAPH]

                                                                        MONEY MARKET                         T-BILLS
                                                                        ------------                         -------
10/31/92                                                                  10366.90                           10387.00
10/31/93                                                                  10645.20                           10707.70
10/31/94                                                                  11020.70                           11124.00
10/31/95                                                                  11644.50                           11766.50
10/31/96                                                                  12236.60                           12391.40
10/31/97                                                                  12861.70                           13046.90
10/31/98                                                                  13530.40                           13718.40
10/31/99                                                                  14182.90                           14360.90
10/31/00                                                                  15031.80                           15212.80
10/31/01                                                                  15758.00                           15893.80

------------
* Reflects the Adviser's agreement not to impose all or a portion of its advisory fees. Without such waivers the current 7-day and 30-day yields would have been 2.76% and 2.93%, respectively. The current yield more closely reflects the current earnings of the Harbor Money Market Fund than the total return.

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of Harbor Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Harbor Fund (the Trust) (comprising, respectively, the Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor International Growth Fund, Harbor Global Equity Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Large Cap Value Fund (formerly Harbor Value Fund), Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund) as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended October 31, 1999 were audited by other auditors, whose report dated December 14, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2001, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                             [ERNST & YOUNG LLP]
Boston, Massachusetts
December 14, 2001

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 0.1%)

    Commercial Services & Supplies
                                              0.6
    Media
                                              0.8
    Wireless Telecommunication Services
                                              0.9
    Computers & Peripherals
                                              1.1
    Air Freight & Couriers
                                              1.3
    Airlines
                                              1.3
    Electric Utilities
                                              1.5
    Health Care Providers & Services
                                              1.7
    Insurance
                                              3.4
    Textiles & Apparel
                                              3.5
    Electronic Equipment & Instruments
                                              3.9
    Pharmaceuticals
                                              4.2
    Software
                                              4.6
    Communications Equipment
                                              8.8
    Specialty Retail
                                              9.0
    Energy Equipment & Services
                                              11.8
    Semiconductor Equipment & Products
                                              20.5
    Biotechnology
                                              21.0

COMMON STOCKS--99.9%
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
 AIR FREIGHT & COURIERS--1.3%
  2,900      Expeditors International of Washington Inc. ......  $  131
                                                                 ------
 AIRLINES--1.3%
  6,900      SKYWEST Inc. .....................................     126
                                                                 ------
BIOTECHNOLOGY--21.0%
  6,200      Abgenix Inc.*.....................................     185
  2,000      Alkermes Inc.*....................................      51
  8,500      Celgene Corp.*....................................     280
  4,200      Cephalon Inc.*....................................     265
  3,900      Genzyme Corp.*....................................     210
  4,300      Gilead Sciences Inc.*.............................     270
  3,800      Invitrogen Corp.*.................................     233
  7,700      Medarex Inc.*.....................................     159

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
  5,800      Medimmune Inc.*...................................  $  228
  3,700      OSI Pharmaceuticals Inc.*.........................     169
                                                                 ------
                                                                  2,050
                                                                 ------
COMMERCIAL SERVICES & SUPPLIES--0.6%
  3,800      CheckFree Corp.*..................................      54
                                                                 ------
COMMUNICATIONS EQUIPMENT--8.8%
  5,600      Brocade Communication Systems Inc.*...............     138
  6,000      CIENA Corp.*......................................      98
 12,100      Enterasys Networks Inc.*..........................      96
 11,600      Finisar Corp.*....................................      91
  5,900      Harris Corp. .....................................     202
  2,500      Juniper Networks Inc.*............................      56
  3,300      Oni Systems Inc.*.................................      16
 10,400      Powerwave Technologies Inc.*......................     159
                                                                 ------
                                                                    856
                                                                 ------
COMPUTERS & PERIPHERALS--1.1%
  3,000      NCR Corp.*........................................     106
                                                                 ------
ELECTRIC UTILITIES--1.5%
  5,700      Calpine Corp.*....................................     141
                                                                 ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
  2,000      Celestica Inc.*...................................      69
  3,800      Intersil Holding Corp. Cl. A*.....................     124
  6,100      Sanmina Corp.*....................................      92
  4,600      SCI Systems Inc.*.................................      93
                                                                 ------
                                                                    378
                                                                 ------
ENERGY EQUIPMENT & SERVICES--11.8%
  6,300      BJ Services Co.*..................................     161
  2,400      Cooper Cameron Corp.*.............................      94
  6,900      Global Industries Ltd.*...........................      49
  6,400      Grant Prideco Inc.*...............................      58
  3,500      Nabors Industries Inc.*...........................     108
  5,700      National-Oilwell Inc.*............................     106
  6,000      Patterson-UTI Energy Inc.*........................     108
  5,100      Precision Drilling Corp.*.........................     129
  7,500      Pride International Inc.*.........................      96
  4,750      Transocean Sedco Forex Inc. ......................     143
  3,000      Weatherford International Inc.*...................     103
                                                                 ------
                                                                  1,155
                                                                 ------
HEALTH CARE PROVIDERS & SERVICES--1.7%
 12,600      Caremark Rx Inc.*.................................     169
                                                                 ------
INSURANCE--3.4%
  8,310      Fidelity National Financial Inc. .................     191
  8,500      First American Corp. .............................     142
                                                                 ------
                                                                    333
                                                                 ------
MEDIA--0.8%
  4,400      USA Networks Inc.*................................      81
                                                                 ------
PHARMACEUTICALS--4.2%
  1,700      Barr Laboratories Inc.*...........................     124
  6,500      Sicor Inc.*.......................................     122
  3,500      Watson Pharmaceuticals Inc.*......................     167
                                                                 ------
                                                                    413
                                                                 ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--20.5%
  8,800      Applied Micro Circuits Corp*......................      97
 12,900      Atmel Corp.*......................................     103
  3,200      Cree Inc.*........................................      57
  6,800      Cypress Semiconductor Corp.*......................     134
  4,200      Elantec Semiconductor Inc.*.......................     137
  3,600      Integrated Device Technology Inc.*................     100

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
    900      KLA-Tencor Corp.*.................................  $   37
  8,000      Lattice Semiconductor Corp.*......................     140
  7,300      LSI Logic Corp.*..................................     124
  3,400      Micrel Inc.*......................................      86
  5,100      Microchip Technology Inc.*........................     159
  3,200      National Semiconductor Corp.*.....................      83
  3,700      Novellus Systems Inc.*............................     122
  3,800      QLogic Corp.*.....................................     150
  5,500      RF Micro Devices Inc.*............................     112
  3,300      Semtech Corp.*....................................     125
  3,700      Teradyne Inc.*....................................      85
  3,900      TriQuint Semiconductor Inc.*......................      69
  8,100      Vitesse Semiconductor Corp.*......................      76
                                                                 ------
                                                                  1,996
                                                                 ------
SOFTWARE--4.6%
  5,900      Citrix Systems Inc.*..............................     138
  1,000      Electronic Arts Inc.*.............................      51
  1,100      NVIDIA Corp.*.....................................      48
  6,600      Smartforce plc ADR(1)*............................     109
  3,700      Veritas Software Corp.*...........................     105
                                                                 ------
                                                                    451
                                                                 ------
SPECIALTY RETAIL--9.0%
  7,900      Abercrombie & Fitch Co. Cl. A*....................     149
  8,000      Bed Bath & Beyond Inc.*...........................     201
  4,200      CDW Computer Centers Inc.*........................     193
 14,600      Foot Locker Inc.*.................................     212
  5,200      Tiffany & Co. ....................................     122
                                                                 ------
                                                                    877
                                                                 ------

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
TEXTILES & APPAREL--3.5%
  5,800      Jones Apparel Group Inc.*.........................  $  160
  8,100      Polo Ralph Lauren Corp. Cl. A*....................     178
                                                                 ------
                                                                    338
                                                                 ------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
  7,300      Crown Castle International Corp.*.................      85
                                                                 ------
TOTAL COMMON STOCKS
  (Cost $11,963)...............................................   9,740
                                                                 ------

SHORT-TERM INVESTMENT--1.7%
(Cost $165)
PRINCIPAL
AMOUNT
(000S)
-----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2001 due November 1,
               2001 at 1.00% collateralized by a U.S. Treasury
               Bill 5.50% August 15, 2028, par value of $165
               (repurchase proceeds of $165 when closed on
 $  165        November 1, 2001)...............................     165
                                                                 ------
TOTAL INVESTMENTS--101.6%
  (Cost $12,128)...............................................   9,905
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.6%)................    (153)
                                                                 ------
TOTAL NET ASSETS--100.0%.......................................  $9,752
                                                                 ======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investments of 9.3%)

    Auto Components
                                              0.4
    Hotels Restaurants & Leisure
                                              1.1
    Wireless Telecommunication Services
                                              1.2
    Electric Utilities
                                              1.3
    Machinery
                                              1.7
    Multiline Retail
                                              4.1
    Health Care Providers & Services
                                              4.4
    Computers & Peripherals
                                              5.3
    Health Care Equipment & Supplies
                                              5.8
    Pharmaceuticals
                                              6.5
    Internet Software & Services
                                              8.0
    Electronic Equipment & Instruments
                                              8.1
    Communications Equipment
                                              8.4
    Commercial Services & Supplies
                                              8.6
    Semiconductor Equipment & Products
                                              9.6
    Software
                                              16.2

COMMON STOCKS--90.7%
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 AUTO COMPONENTS--0.4%
  70,000     Tower Automotive Inc.*..........................  $    428
                                                               --------
 COMMERCIAL SERVICES & SUPPLIES--8.6%
 140,000     DiamondCluster International Inc. Cl. A*........     1,442
 450,000     ProsoftTraining.com*............................       198
 200,000     QRS Corp.*......................................     1,940
 200,000     Renaissance Learning Inc.*......................     6,542
                                                               --------
                                                                 10,122
                                                               --------
COMMUNICATIONS EQUIPMENT--8.4%
 290,000     Aspect Communications Corp.*....................       650
 210,000     Comverse Technology Inc.*.......................     3,950
 150,000     JDS Uniphase Corp.*.............................     1,199
 190,000     Proxim Inc.*....................................     1,286
 440,000     Symmetricom Inc.*...............................     2,464
 350,000     Verilink Corp.*.................................       353
                                                               --------
                                                                  9,902
                                                               --------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.3%
 175,000     EMC Corp.*......................................  $  2,156
   7,361     McDATA Corp. Cl. A*.............................       108
 300,000     Network Appliance Inc.*.........................     3,990
                                                               --------
                                                                  6,254
                                                               --------
ELECTRIC UTILITIES--1.3%
 110,800     AES Corp.*......................................     1,535
                                                               --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--8.1%
 280,000     Checkpoint Systems Inc.*........................     2,929
 280,000     LoJack Corp.*...................................     1,498
 415,000     Pinnacle Systems Inc.*..........................     1,789
 230,000     Planar Systems Inc.*............................     3,344
                                                               --------
                                                                  9,560
                                                               --------
HEALTH CARE EQUIPMENT & SUPPLIES--5.8%
 250,000     Kensey Nash Corp.*..............................     4,687
 130,000     Molecular Devices Corp.*........................     2,105
                                                               --------
                                                                  6,792
                                                               --------
HEALTH CARE PROVIDERS & SERVICES--4.4%
 130,000     Health Management Associates Inc. Cl. A*........     2,534
 105,000     Orthodontic Centers of America Inc.*............     2,649
                                                               --------
                                                                  5,183
                                                               --------
HOTELS RESTAURANTS & LEISURE--1.1%
  60,000     Carnival Corp. .................................     1,307
                                                               --------
INTERNET SOFTWARE & SERVICES--8.0%
 200,000     Accrue Software Inc.*...........................        78
 100,000     Netegrity Inc.*.................................     1,174
 200,000     Secure Computing Corp.*.........................     3,270
 130,000     Sonicwall Inc.*.................................     1,846
 150,000     Stellent Inc.*..................................     3,075
                                                               --------
                                                                  9,443
                                                               --------
MACHINERY--1.7%
 200,000     Flow International Corp.*.......................     1,958
                                                               --------
MULTILINE RETAIL--4.1%
  67,500     Dollar Tree Stores Inc.*........................     1,517
 100,000     TJX Cos. Inc. ..................................     3,380
                                                               --------
                                                                  4,897
                                                               --------
PHARMACEUTICALS--6.5%
  85,517     Elan Corp. plc ADR(1)*..........................     3,904
 150,000     K-V Pharmaceutical Co. Cl. A*...................     3,790
                                                               --------
                                                                  7,694
                                                               --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--9.6%
 200,000     ATMI Inc.*......................................     3,812
  97,725     Maxim Integrated Products Inc.*.................     4,471
 172,605     TriQuint Semiconductor Inc.*....................     3,052
                                                               --------
                                                                 11,335
                                                               --------
SOFTWARE--16.2%
  23,800     Ansoft Corp.*...................................       424
 220,000     Documentum Inc.*................................     3,249
 150,000     Innoveda Inc.*..................................       183
 500,000     Legato Systems Inc.*............................     4,195
 270,000     MRO Software Inc.*..............................     3,564
 160,000     SERENA Software Inc.*...........................     2,586
  50,000     Symantec Corp.*.................................     2,749
 150,000     Wind River Systems Inc.*........................     2,151
                                                               --------
                                                                 19,101
                                                               --------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--1.2%
 180,000     Nextel Communications Inc. Cl. A*...............  $  1,431
                                                               --------
TOTAL COMMON STOCKS
  (Cost $145,014)............................................   106,942
                                                               --------

CONVERTIBLE BOND--1.1%
(Cost $2,716)
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             SystemOne Technologies Inc.
 $ 2,714       8.250%--02/23/2003 PIK(2).....................     1,357
                                                               --------
SHORT-TERM INVESTMENTS--8.4%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
 COMMERCIAL PAPER
             American Express Credit Corp. Yrs 1&2
 $ 2,335       2.380%--11/01/2001............................  $  2,335
   1,610       2.460%--11/02/2001............................     1,610
                                                               --------
                                                                  3,945
                                                               --------
             Chevron USA Inc. Yrs 1&2
   2,884       2.440%--11/06/2001............................     2,884
             General Electric Capital Corp.
   3,103       2.480%--11/05/2001............................     3,103
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $9,932)..............................................     9,932
                                                               --------
TOTAL INVESTMENTS--100.2%
  (Cost $157,662)............................................   118,231
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.2%)..............      (280)
                                                               --------
TOTAL NET ASSETS--100.0%.....................................  $117,951
                                                               ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2  PIK--Payment-in-kind security.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 19.1%)

    Communications Equipment
                                              1.2
    Internet Software & Services
                                              1.3
    Software
                                              1.3
    Electronic Equipment & Instruments
                                              1.4
    Metals & Mining
                                              1.4
    Diversified Financials
                                              1.5
    Pharmaceuticals
                                              1.8
    Oil & Gas
                                              2.0
    Semiconductor Equipment & Products
                                              3.2
    Specialty Retail
                                              3.5
    Hotels Restaurants & Leisure
                                              4.1
    Banks
                                              4.2
    Health Care Equipment & Supplies
                                              4.9
    Insurance
                                              5.7
    Biotechnology
                                              5.8
    Energy Equipment & Services
                                              8.3
    Media
                                              9.3
    Commercial Services & Supplies
                                              9.6
    Health Care Providers & Services
                                              10.4

COMMON STOCKS--80.9%
                                                                 VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 BANKS--4.2%
 12,400      Greater Bay Bancorp..............................  $   283
  8,700      Southwest Bancorporation of Texas Inc.*..........      250
  6,800      UCBH Holdings Inc. ..............................      197
                                                                -------
                                                                    730
                                                                -------
 BIOTECHNOLOGY--5.8%
  7,600      Albany Molecular Research Inc.*..................      211
  9,700      Celgene Corp.*...................................      319
 36,400      Regeneration Technologies Inc.*..................      396
 10,600      Sequenom Inc.*...................................       79
                                                                -------
                                                                  1,005
                                                                -------

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--9.6%
  3,600      Administaff Inc.*................................  $    81
  8,800      Career Education Corp.*..........................      229
  7,400      DeVry Inc.*......................................      199
 10,700      Digitalthink Inc.*...............................       89
  6,400      National Data Corp. .............................      225
 15,000      Republic Services Inc. Cl. A.....................      246
  4,700      Stericycle Inc.*.................................      226
 12,400      Waste Connections Inc.*..........................      362
                                                                -------
                                                                  1,657
                                                                -------
COMMUNICATIONS EQUIPMENT--1.2%
 11,300      Advanced Fibre Communications Inc.*..............      211
                                                                -------
DIVERSIFIED FINANCIALS--1.5%
 10,000      Indymac Bancorp Inc.*............................      257
                                                                -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
 20,500      Therma-Wave Inc.*................................      249
                                                                -------
ENERGY EQUIPMENT & SERVICES--8.3%
 13,900      Helmerich & Payne Inc. ..........................      422
  5,100      SEACOR Smit Inc.*................................      202
 36,800      Superior Energy Services Inc.*...................      291
 15,900      Varco International Inc.*........................      238
 14,300      W-H Energy Services Inc.*........................      288
                                                                -------
                                                                  1,441
                                                                -------
HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
 25,500      Alliance Imaging Inc. ...........................      312
 10,000      Meridian Medical Technologies Inc.*..............      219
 11,000      Wilson Greatbatch Technologies Inc.*.............      316
                                                                -------
                                                                    847
                                                                -------
HEALTH CARE PROVIDERS & SERVICES--10.4%
 15,100      Manor Care Inc.*.................................      353
 45,000      PSS World Medical Inc.*..........................      406
 25,100      Quintiles Transnational Corp.*...................      398
 18,000      Select Medical Corp.*............................      315
 18,800      UroCor Inc.*.....................................      335
                                                                -------
                                                                  1,807
                                                                -------
HOTELS RESTAURANTS & LEISURE--4.1%
  9,000      CEC Entertainment Inc.*..........................      349
 17,300      Extended Stay America Inc.*......................      234
 10,400      Six Flags Operations Inc.*.......................      123
                                                                -------
                                                                    706
                                                                -------
 INSURANCE--5.7%
  4,600      Everest Reinsurance Holdings Inc. ...............      308
  8,000      Philadelphia Consolidated Holdings Corp. ........      314
  3,800      RenaissanceRe Holdings Ltd. .....................      367
                                                                -------
                                                                    989
                                                                -------
INTERNET SOFTWARE & SERVICES--1.3%
 14,000      Forrester Research Inc.*.........................      226
                                                                -------
MEDIA--9.3%
 30,000      Boron, LePore & Associates Inc.*.................      386
 27,400      Entravision Communications Corp.*................      290
  8,200      Information Holdings Inc.*.......................      180
 14,700      Insight Communications Co. Inc. Cl. A*...........      301
 13,300      Mediacom Communications Corp. Cl. A*.............      178
 38,000      Sinclair Broadcast Group Inc. Cl. A*.............      280
                                                                -------
                                                                  1,615
                                                                -------
METALS & MINING--1.4%
 11,300      Arch Coal Inc. ..................................      249
                                                                -------

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 OIL & GAS--2.0%
 45,500      Chesapeake Energy Corp.*.........................  $   330
                                                                -------
PHARMACEUTICALS--1.8%
 21,200      Salix Pharmaceuticals Ltd.*......................      304
                                                                -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.2%
  8,200      Alpha Industries Inc.*...........................      191
 12,000      Varian Semiconductor Equipment Associates
               Inc.*..........................................      360
                                                                -------
                                                                    551
                                                                -------
SOFTWARE--1.3%
 13,900      Smartforce plc ADR(1)*...........................      229
                                                                -------
SPECIALTY RETAIL--3.5%
  6,900      Cost Plus Inc.*..................................      134
 14,000      Guitar Center Inc.*..............................      193
 10,800      Williams-Sonoma Inc.*............................      280
                                                                -------
                                                                    607
                                                                -------
TOTAL COMMON STOCKS
  (Cost $13,955)..............................................   14,010
                                                                -------

SHORT-TERM INVESTMENT--19.6%
(Cost $3,398)

PRINCIPAL
AMOUNT                                                          VALUE
(000S)                                                          (000S)
-----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2001 due November 1,
               2001 at 1.00% collateralized by a U.S. Treasury
               Bill 5.50% August 15, 2028, par value of $3,330
               (repurchase proceeds of $3,398 when closed on
 $3,398        November 1, 2001)..............................  $ 3,398
                                                                -------
TOTAL INVESTMENTS--100.5%
  (Cost $17,353)..............................................   17,408
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.5%)...............      (91)
                                                                -------
TOTAL NET ASSETS--100.0%......................................  $17,317
                                                                =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investments of 11.6%)

    Singapore (SGP)
                                              1.0
    Finland (FIN)
                                              1.8
    Denmark (DEN)
                                              2.1
    Japan (JP)
                                              2.7
    Spain (SP)
                                              4.3
    Switzerland (SWS)
                                              4.9
    Australia (AUS)
                                              5.2
    Netherlands (NET)
                                              6.8
    Germany (GER)
                                              7.4
    Hong Kong (HK)
                                              7.8
    France (FR)
                                              15.6
    United Kingdom (UK)
                                              28.8

COMMON STOCKS--88.4%
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
AUTOMOBILES--2.8%
    43,462    Porsche AG Pfd. (GER).........................  $ 12,119
                                                              --------
BANKS--6.7%
 1,063,389    Banco Bilbao Vizcaya Argentaria SA (SP).......    11,889
   758,852    DBS Group Holdings Ltd. (SGP).................     4,329
   548,226    Royal Bank of Scotland Group plc (UK).........    13,101
                                                              --------
                                                                29,319
                                                              --------
BEVERAGES--2.6%
 1,157,194    Diageo plc (UK)...............................    11,541
                                                              --------
BIOTECHNOLOGY--4.9%
    27,261    Serono SA Cl. B (SWS).........................    21,521
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--7.0%
 4,124,091    Brambles Industries Ltd. (AUS)................    22,590
 1,266,422    The Capita Group plc (UK).....................     8,003
                                                              --------
                                                                30,593
                                                              --------
COMMUNICATIONS EQUIPMENT--1.8%
   375,590    Nokia Oyj Series A (FIN)......................     7,848
                                                              --------
DISTRIBUTORS--4.3%
19,858,200    Li & Fung Ltd. (HK)...........................    18,967
                                                              --------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
 3,092,304    COLT Telecom Group plc (UK)...................     5,278
   595,500    Telefonica SA (SP)*...........................     7,145
                                                              --------
                                                                12,423
                                                              --------
ELECTRIC UTILITIES--0.9%
 1,217,066    International Power plc (UK)..................     3,907
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.4%
17,217,200    Johnson Electric Holdings Ltd. (HK)...........  $ 15,010
                                                              --------
FOOD & DRUG RETAILING--2.8%
   434,418    Koninklijke Ahold NV (NET)....................    12,215
                                                              --------
HOUSEHOLD PRODUCTS--2.5%
   793,929    Reckitt Benckiser plc (UK)....................    11,072
                                                              --------
INSURANCE--0.4%
              Muenchener Ruckversicherungs-Ges
     5,900      AG--Registered (GER)........................     1,558
                                                              --------
IT CONSULTING & SERVICES--5.4%
   199,804    Altran Technologies (FR)......................     9,165
 1,334,836    Logica plc (UK)...............................    14,427
                                                              --------
                                                                23,592
                                                              --------
MEDIA--12.2%
 1,366,042    Pearson plc (UK)..............................    16,332
 2,403,503    Reed International plc (UK)...................    19,658
              Verenigde Nederlandse Uitgeversbedrijven NV
   597,871      (NET).......................................    17,423
                                                              --------
                                                                53,413
                                                              --------
OIL & GAS--3.8%
   119,180    Total Fina Elf SA (FR)........................    16,723
                                                              --------
PHARMACEUTICALS--11.8%
   281,475    Aventis SA (FR)...............................    20,697
   228,991    Novo Nordisk AS Series B (DEN)................     9,279
   328,014    Sanofi Synthelabo (FR)........................    21,611
                                                              --------
                                                                51,587
                                                              --------
SOFTWARE--4.3%
   179,668    SAP AG (GER)..................................    18,584
                                                              --------
WIRELESS TELECOMMUNICATION SERVICES--7.9%
       885    NTT DoCoMo Inc. (JP)..........................    11,988
 9,738,252    Vodafone Group plc (UK).......................    22,493
                                                              --------
                                                                34,481
                                                              --------
TOTAL COMMON STOCKS
  (Cost $481,724)...........................................   386,473
                                                              --------

SHORT-TERM INVESTMENTS--10.1%
PRINCIPAL
  AMOUNT
  (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
              American Express Credit Corp.
$   21,000      2.580%--11/01/2001..........................    21,000
              Chevron USA Inc. Yrs 1&2
     2,164      2.500%--11/01/2001..........................     2,164
              General Electric Capital Corp.
    21,000      2.560%--11/01/2001..........................    21,000
                                                              --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $44,164)............................................    44,164
                                                              --------
TOTAL INVESTMENTS--98.5%
  (Cost $525,888)...........................................   430,637
CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%...............     6,564
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $437,201
                                                              ========

------------

*  Non-income producing security.



    The accompanying notes are an integral part of the financial statements.

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 8.4%)

    Israel (IL)
                                              0.2
    Portugal (PORT)
                                              0.3
    Spain (SP)
                                              0.3
    Finland (FIN)
                                              0.4
    South Korea (S. KOR)
                                              0.4
    Singapore (SGP)
                                              0.5
    Taiwan (TWN)
                                              0.5
    Belgium (BEL)
                                              0.6
    Brazil (BR)
                                              0.6
    Canada (CAN)
                                              0.6
    Hong Kong (HK)
                                              0.6
    Denmark (DEN)
                                              0.7
    Ireland (IE)
                                              0.9
    Mexico (MEX)
                                              1.0
    Italy (IT)
                                              1.4
    Switzerland (SWS)
                                              2.4
    Germany (GER)
                                              2.9
    Netherlands (NET)
                                              3.6
    France (FR)
                                              4.5
    Japan (JP)
                                              5.3
    United Kingdom (UK)
                                              10.2
    United States (US)
                                              53.7

COMMON STOCKS--91.6%
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.0%
             Embraer-Empresa Bras de Aeronautica Pfd. ADR
  1,200        (BR)(1).........................................  $   21
    600      General Dynamics Corp. (US).......................      49
                                                                 ------
                                                                     70
                                                                 ------
 AIR FREIGHT & COURIERS--0.3%
  1,000      Yamato Transport Co. Ltd. (JP)....................      19
                                                                 ------

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
AUTOMOBILES--1.8%
    600      Bayerische Motoren Werke AG (GER).................  $   18
    900      Ford Motor Co. (US)...............................      14
  1,000      Honda Motor Co. Ltd. (JP).........................      36
  9,000      Nissan Motor Co. (JP).............................      40
    400      Peugeot SA (FR)...................................      16
                                                                 ------
                                                                    124
                                                                 ------
BANKS--7.8%
  2,200      Allied Irish Banks plc (IE).......................      21
  1,400      Bank of America Corp. (US)........................      83
  2,900      Bank of Ireland (IE)..............................      26
    500      BNP Paribas (FR)..................................      42
  2,500      Dexia (BEL).......................................      38
    700      HSBC Holdings plc ADR (UK)(1).....................      38
  3,300      HSBC Holdings plc (UK)............................      36
 10,200      IntesaBCI SpA (IT)................................      24
     40      Julius Baer Holding Ltd. (SWS)....................      12
  1,300      Royal Bank of Canada (CAN)........................      39
  2,100      Royal Bank of Scotland Group plc (UK).............      50
  2,800      Standard Chartered plc (UK).......................      28
    600      UBS AG ADR (SWS)(1)...............................      28
    660      UBS AG--Registered (SWS)..........................      31
  1,100      Uniao de Bancos Brasileiro SA (BR)................      17
    450      Washington Mutual Inc. (US).......................      14
                                                                 ------
                                                                    527
                                                                 ------
BEVERAGES--0.6%
    800      Pepsico Inc. (US).................................      39
                                                                 ------
BIOTECHNOLOGY--1.2%
  1,400      Amgen Inc. (US)*..................................      80
                                                                 ------
BUILDING PRODUCTS--0.2%
    300      American Standard Cos. Inc. (US)*.................      17
                                                                 ------
CHEMICALS--2.1%
  1,800      Akzo Nobel NV ADR (NET)(1)........................      74
    200      Akzo Nobel NV (NET)...............................       8
  1,200      Praxair Inc. (US).................................      57
                                                                 ------
                                                                    139
                                                                 ------
COMMERCIAL SERVICES & SUPPLIES--0.6%
    600      First Data Corp. (US).............................      41
                                                                 ------
COMMUNICATIONS EQUIPMENT--1.1%
  1,600      Cisco Systems Inc. (US)...........................      27
  1,200      Nokia Oyj ADR (FIN)(1)............................      25
    400      QUALCOMM Inc. (US)................................      20
                                                                 ------
                                                                     72
                                                                 ------
COMPUTERS & PERIPHERALS--2.2%
    900      EMC Corp. (US)*...................................      11
  1,000      International Business Machines Corp. (US)........     108
  3,000      NEC Corp. (JP)....................................      27
                                                                 ------
                                                                    146
                                                                 ------
CONSTRUCTION & ENGINEERING--0.2%
    300      Fluor Corp. New (US)..............................      11
                                                                 ------
CONSTRUCTION MATERIALS--0.7%
    150      Holcim SA--Bearer (SWS)...........................      29
    250      Lafarge SA--Bearer (FR)...........................      22
                                                                 ------
                                                                     51
                                                                 ------
DIVERSIFIED FINANCIALS--6.7%
    600      American Express Co. (US).........................      18
  1,000      AMVESCAP plc ADR (UK)(1)..........................      24
  2,400      AMVESCAP plc (UK).................................      29

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
  4,000      Citigroup Inc. (US)...............................  $  182
  4,000      Daiwa Securities Group Inc. (JP)..................      26
    400      Goldman Sachs Group Inc. (US).....................      31
  1,600      ING Groep NV ADR (NET)(1).........................      40
    800      ING Groep NV (NET)................................      20
    300      Merrill Lynch & Co. Inc. (US).....................      13
  3,000      Nomura Securities Co. Ltd. (JP)...................      39
  6,000      Sumitomo Trust & Banking Co. Ltd. (JP)............      33
                                                                 ------
                                                                    455
                                                                 ------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.1%
    500      Korea Telecom Corp. ADR (S. KOR)(1)...............      10
  2,700      Portugal Telecom SGPS SA--Registered (PORT).......      21
  1,500      SBC Communications Inc. (US)......................      57
  1,000      Telefonos de Mexico SA de CV ADR (MEX)(1).........      34
  1,200      Verizon Communications (US).......................      60
  2,300      WorldCom Inc. (US)................................      31
                                                                 ------
                                                                    213
                                                                 ------
ELECTRIC UTILITIES--1.3%
    700      Calpine Corp. (US)................................      17
    900      Duke Energy Corp. (US)............................      35
    400      E. On AG (DEN)....................................      21
    600      Reliant Energy Inc. (US)..........................      17
                                                                 ------
                                                                     90
                                                                 ------
ENERGY EQUIPMENT & SERVICES--1.0%
  1,100      Baker Hughes Inc. (US)............................      39
    600      Schlumberger Ltd. (US)............................      29
                                                                 ------
                                                                     68
                                                                 ------
FOOD & DRUG RETAILING--1.2%
    612      Koninklijke Ahold NV ADR (NET)(1).................      17
  2,200      Koninklijke Ahold NV (NET)........................      62
                                                                 ------
                                                                     79
                                                                 ------
FOOD PRODUCTS--0.9%
    600      Nestle SA ADR (SWS)(1)............................      31
    160      Nestle SA--Registered (SWS).......................      33
                                                                 ------
                                                                     64
                                                                 ------
GAS UTILITIES--1.2%
  1,400      Kinder Morgan Inc. (US)...........................      69
    600      Sempra Energy (US)................................      14
                                                                 ------
                                                                     83
                                                                 ------
HEALTH CARE PROVIDERS & SERVICES--0.6%
    200      Cardinal Health Inc. (US).........................      13
    400      Fresenius Medical Care AG (DEN)...................      25
                                                                 ------
                                                                     38
                                                                 ------
HOTELS RESTAURANTS & LEISURE--2.8%
  1,790      Carnival Corp. (US)...............................      39
 10,400      Compass Group plc (UK)............................      76
 12,500      Hilton Group plc (UK).............................      32
  5,800      P&O Princess Cruises plc (UK).....................      21
  2,100      Six Continents plc (UK)...........................      19
                                                                 ------
                                                                    187
                                                                 ------
HOUSEHOLD DURABLES--0.5%
  1,900      Sega Corp. (JP)...................................      37
                                                                 ------
HOUSEHOLD PRODUCTS--0.8%
    700      Procter & Gamble Co. (US).........................      52
                                                                 ------

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.4%
  4,600      General Electric Co. (US).........................  $  167
  4,000      Hitachi Ltd. (JP).................................      27
    700      Tyco International Ltd. (US)......................      34
                                                                 ------
                                                                    228
                                                                 ------
INSURANCE--5.8%
    800      Aegon NV (NET)....................................      20
    700      AFLAC Inc. (US)...................................      17
    100      Allianz AG--Registered (GER)......................      24
    800      Allstate Corp. (US)...............................      25
    900      American International Group Inc. (US)............      71
  1,500      Assicurazioni Generali SpA (IT)...................      41
  1,300      Hartford Financial Services Group Inc. (US).......      70
    800      Lincoln National Corp. (US).......................      34
             Muenchener Ruckversicherungs-Ges AG--Registered
    250        (GER)...........................................      66
  2,100      Riunione Adriatica di Sicurta SpA (IT)............      25
                                                                 ------
                                                                    393
                                                                 ------
INTERNET SOFTWARE & SERVICES--0.2%
    500      Check Point Software Technologies Ltd. (IL)*......      15
                                                                 ------
IT CONSULTING & SERVICES--1.2%
  1,200      Accenture Ltd. Cl. A (US).........................      21
    900      Electronic Data Systems Corp. (US)................      58
    100      Tietoenator Ojy (FIN).............................       2
                                                                 ------
                                                                     81
                                                                 ------
MACHINERY--0.9%
    600      Caterpillar Inc. (US).............................      27
 10,000      Mitsubishi Heavy Industries Ltd. (JP).............      34
                                                                 ------
                                                                     61
                                                                 ------
MEDIA--6.2%
  2,600      AOL Time Warner Inc. (US)*........................      81
  1,000      Clear Channel Communications Inc. (US)*...........      38
    800      Comcast Corp. Cl. A (US)..........................      29
    900      Disney (Walt) Co. (US)............................      17
  1,100      Grupo Televisa SA de CV ADR (MEX)(1)..............      33
  1,300      Liberty Media Corp. Series A (US).................      15
    900      Mediaset SpA (IT).................................       6
    800      New York Times Co. Cl. A (US).....................      33
    400      Omnicom Group Inc. (US)...........................      31
  1,300      Pearson plc ADR (UK)(1)...........................      16
    200      Reed International plc ADR (UK)(1)................       7
  4,200      Reed International plc (UK).......................      34
    900      Sogecable SA (SP).................................      20
    700      Viacom Inc. Cl. B (US)............................      26
    500      Vivendi Universal SA ADR (FR)(1)..................      23
    200      Vivendi Universal SA (FR).........................       9
                                                                 ------
                                                                    418
                                                                 ------
METALS & MINING--3.1%
  3,000      Alcoa Inc. (US)...................................      97
  1,300      Johnson Matthey Public Ltd. Co. (UK)..............      17
    800      Nucor Corp. (US)..................................      33
    300      Pechiney SA ADR (FR)(1)...........................       7
    200      Pechiney SA (FR)..................................       9
  1,000      Pohang Iron & Steel Co. Ltd. ADR (S. KOR)(1)*.....      17
  1,000      Rio Tinto plc--Registered (UK)....................      16
    500      The Shaw Group Inc. (US)..........................      14
                                                                 ------
                                                                    210
                                                                 ------

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
 MULTILINE RETAIL--2.6%
  5,818      Kingfisher plc (UK)...............................  $   27
  2,100      Target Corp. (US).................................      65
  1,600      Wal-Mart Stores Inc. (US).........................      82
                                                                 ------
                                                                    174
                                                                 ------
MULTI-UTILITIES--0.8%
  1,300      Suez (FR).........................................      41
    400      Vivendi Environnement (FR)........................      15
                                                                 ------
                                                                     56
                                                                 ------
OIL & GAS--5.4%
    600      BP plc ADR (UK)(1)................................      29
  4,000      BP plc (UK).......................................      32
  4,000      Exxon Mobil Corp. (US)............................     158
    600      Total Fina Elf SA ADR (FR)(1).....................      42
    400      Total Fina Elf SA Cl. B (FR)......................      56
  1,600      Unocal Corp. (US).................................      51
                                                                 ------
                                                                    368
                                                                 ------
PHARMACEUTICALS--9.5%
    400      Abbott Laboratories (US)..........................      21
  1,200      American Home Products Corp. (US).................      67
    300      Aventis SA (FR)...................................      22
    300      Elan Corp. plc ADR (IE)(1)*.......................      14
    700      Eli Lilly & Co. (US)..............................      54
  1,400      GlaxoSmithKline plc ADR (UK)(1)...................      75
  1,700      Johnson & Johnson (US)............................      98
  1,100      Merck & Co. Inc. (US).............................      70
  3,600      Pfizer Inc. (US)..................................     151
    400      Pharmacia Corp. (US)..............................      16
  1,100      Schering AG (GER).................................      57
                                                                 ------
                                                                    645
                                                                 ------
ROAD & RAIL--1.1%
  1,100      CSX Inc. (US).....................................      37
    700      Union Pacific Corp. (US)..........................      36
                                                                 ------
                                                                     73
                                                                 ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.7%
    300      Applied Materials Inc. (US)*......................      10
  1,900      Flextronics International Ltd. (SGP)*.............      38
  1,000      Micron Technology Inc. (US)*......................      23
             Taiwan Semiconductor Manufacturing Co. Ltd. ADR
  2,800        (TWN)(1)*.......................................      36
  2,600      Texas Instruments Inc. (US).......................      73
                                                                 ------
                                                                    180
                                                                 ------

COMMON STOCKS--CONTINUED
                                                                 VALUE
 SHARES                                                          (000S)
-----------------------------------------------------------------------
SOFTWARE--2.7%
  2,600      Microsoft Corp. (US)*.............................  $  151
    300      SAP AG (GER)......................................      31
                                                                 ------
                                                                    182
                                                                 ------
SPECIALTY RETAIL--1.1%
    100      Fast Retailing Co. Ltd. (JP)......................      12
    500      Gap Inc. (US).....................................       7
  1,400      Home Depot Inc. (US)..............................      54
                                                                 ------
                                                                     73
                                                                 ------
TOBACCO--2.7%
  3,900      Philip Morris Cos. Inc. (US)......................     183
                                                                 ------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
  1,900      China Mobile (Hong Kong) Ltd. ADR (HK)(1)*........      29
  4,000      China Mobile (Hong Kong) Ltd. (HK)*...............      12
      2      NTT DoCoMo Inc. (JP)..............................      27
  1,100      Vodafone Group plc ADR (UK)(1)....................      25
 27,000      Vodafone Group plc (UK)...........................      62
                                                                 ------
                                                                    155
                                                                 ------
TOTAL COMMON STOCKS
  (Cost $7,069)................................................   6,197
                                                                 ------

SHORT-TERM INVESTMENT--8.7%
(Cost $587)
PRINCIPAL
AMOUNT
(000S)
-----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2001 due November 1,
               2001 at 1.00% collateralized by a U.S. Treasury
               Bill 5.50% August 15, 2028, par value of $575
               (repurchase proceeds of $587 when closed on
 $  587        November 1, 2001)...............................     587
                                                                 ------
TOTAL INVESTMENTS--100.3%
  (Cost $7,656)................................................   6,784
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.3%)................     (19)
                                                                 ------
TOTAL NET ASSETS--100.0%.......................................  $6,765
                                                                 ======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 1.0%)

    Hotels Restaurants & Leisure
                                              0.6
    Commercial Services & Supplies
                                              0.8
    Personal Products
                                              0.9
    Banks
                                              1.5
    Health Care Equipment & Supplies
                                              1.5
    Aerospace & Defense
                                              1.8
    Beverages
                                              3.2
    Wireless Telecommunication Services
                                              3.3
    Specialty Retail
                                              3.6
    Communications Equipment
                                              3.7
    Energy Equipment & Services
                                              4.3
    Software
                                              4.6
    Semiconductor Equipment & Products
                                              4.8
    Multiline Retail
                                              5.0
    Biotechnology
                                              5.1
    Computers & Peripherals
                                              6.1
    Insurance
                                              6.1
    Industrial Conglomerates
                                              6.4
    Media
                                              9.4
    Diversified Financials
                                              12.4
    Pharmaceuticals
                                              13.9

COMMON STOCKS--99.0%
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
AEROSPACE & DEFENSE--1.8%
    761,100    Lockheed Martin Corp. ......................  $   37,119
    726,100    Northrop Grumman Corp. .....................      72,574
                                                             ----------
                                                                109,693
                                                             ----------
BANKS--1.5%
  2,665,400    Bank One Corp. .............................      88,465
                                                             ----------

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
BEVERAGES--3.2%
  4,005,200    Pepsico Inc. ...............................  $  195,093
                                                             ----------
BIOTECHNOLOGY--5.1%
  2,446,900    Amgen Inc.*.................................     139,033
  2,089,900    Genentech Inc.*.............................     109,197
  1,261,000    Sepracor Inc. ..............................      59,822
                                                             ----------
                                                                308,052
                                                             ----------
COMMERCIAL SERVICES & SUPPLIES--0.8%
  1,811,000    Concord EFS Inc. ...........................      49,567
                                                             ----------
COMMUNICATIONS EQUIPMENT--3.7%
  6,659,600    Cisco Systems Inc.*.........................     112,680
  5,250,500    Nokia Oyj ADR(1)*...........................     107,688
                                                             ----------
                                                                220,368
                                                             ----------
COMPUTERS & PERIPHERALS--6.1%
  4,563,100    Dell Computer Corp.*........................     109,423
  2,679,700    Hewlett-Packard Co. ........................      45,099
  1,643,100    International Business Machines Corp. ......     177,570
  3,752,400    Sun Microsystems Inc.*......................      38,087
                                                             ----------
                                                                370,179
                                                             ----------
DIVERSIFIED FINANCIALS--12.4%
    547,400    American Express Co. .......................      16,110
  5,432,766    Citigroup Inc. .............................     247,300
    428,200    Federal Home Loan Mortgage Corp. ...........      29,041
    353,600    Federal National Mortgage Association.......      28,627
  1,002,200    Goldman Sachs Group Inc. ...................      78,332
  1,745,300    Household International Inc. ...............      91,279
  2,651,000    MBNA Corp. .................................      73,194
  1,087,900    Merrill Lynch & Co. Inc. ...................      47,552
  1,471,240    Morgan Stanley Dean Witter & Co. ...........      71,973
               Standard & Poor Depository Receipts Trust
    567,300      Series 1*.................................      60,066
                                                             ----------
                                                                743,474
                                                             ----------
ENERGY EQUIPMENT & SERVICES--4.3%
  4,006,400    Halliburton Co. ............................      98,918
  3,247,200    Schlumberger Ltd. ..........................     157,229
                                                             ----------
                                                                256,147
                                                             ----------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
  1,888,600    Baxter International Inc. ..................      91,352
                                                             ----------
HOTELS RESTAURANTS & LEISURE--0.6%
  1,217,300    Marriott International Inc. Cl. A...........      38,138
                                                             ----------
INDUSTRIAL CONGLOMERATES--6.4%
  4,262,500    General Electric Co. .......................     155,198
    709,900    Minnesota Mining & Manufacturing Co. .......      74,099
  3,147,100    Tyco International Ltd. ....................     154,648
                                                             ----------
                                                                383,945
                                                             ----------
INSURANCE--6.1%
  2,783,925    American International Group Inc. ..........     218,817
  1,101,700    Hartford Financial Services Group Inc. .....      59,492
  1,020,400    XL Capital Ltd. ............................      88,632
                                                             ----------
                                                                366,941
                                                             ----------
MEDIA--9.4%
  2,543,550    AOL Time Warner Inc.*.......................      79,384
  1,041,900    Cablevision Systems Corp. Cl. A*............      35,685
  8,830,400    Liberty Media Corp. Series A*...............     103,227
    989,900    New York Times Co. Cl. A....................      40,833
  1,535,400    Omnicom Group...............................     117,888
  1,585,700    Univision Communications Inc. CI. A.........      39,642
  4,142,740    Viacom Inc. CI. B*..........................     151,251
                                                             ----------
                                                                567,910
                                                             ----------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
MULTILINE RETAIL--5.0%
    636,100    BJ's Wholesale Club Inc. ...................  $   32,295
  2,757,700    Kohls Corp.*................................     153,356
  2,279,600    Wal-Mart Stores Inc. .......................     117,171
                                                             ----------
                                                                302,822
                                                             ----------
PERSONAL PRODUCTS--0.9%
  1,707,100    Gillette Co. ...............................      53,074
                                                             ----------
PHARMACEUTICALS--13.9%
  2,498,100    Abbott Laboratories.........................     132,349
  3,061,900    American Home Products Corp. ...............     170,946
    818,100    Aventis SA ADR(1)...........................      59,844
  3,010,900    Johnson & Johnson...........................     174,361
  4,139,350    Pfizer Inc. ................................     173,439
  3,089,978    Pharmacia Corp. ............................     125,206
                                                             ----------
                                                                836,145
                                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.8%
    796,500    Applied Materials Inc.*.....................      27,169
  3,696,400    Intel Corp. ................................      90,266
    776,200    KLA-Tencor Corp.*...........................      31,716
    687,800    Novellus Systems Inc. ......................      22,718
    770,300    STMicroelectronics NV ADR(1)................      21,545
  3,456,400    Texas Instruments Inc. .....................      96,745
                                                             ----------
                                                                290,159
                                                             ----------
SOFTWARE--4.6%
  3,731,400    Microsoft Corp.*............................     216,981
  4,124,100    Oracle Corp. ...............................      55,923
    253,200    SAP AG ADR(1)...............................       6,507
                                                             ----------
                                                                279,411
                                                             ----------
SPECIALTY RETAIL--3.6%
  3,690,050    Home Depot Inc. ............................     141,071
  3,118,400    Tiffany & Co. ..............................      72,939
                                                             ----------
                                                                214,010
                                                             ----------

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.3%
  2,088,100    AT&T Wireless Services Inc.*................  $   30,152
  3,400,400    Sprint Corp. Series 1*......................      75,829
  4,046,672    Vodafone Group plc ADR(1)*..................      93,559
                                                             ----------
                                                                199,540
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $6,087,599)........................................   5,964,485
                                                             ----------

SHORT-TERM INVESTMENTS--1.3%
 PRINCIPAL
  AMOUNT
  (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER
               American Express Credit Corp.
$    26,539      2.580%--11/01/2001........................      26,539
               Chevron USA Inc. Yrs 1&2
     50,000      2.500%--11/01/2001........................      50,000
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $76,539)...........................................      76,539
                                                             ----------
TOTAL INVESTMENTS--100.3%
  (Cost $6,164,138)........................................   6,041,024
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.3%)............     (20,925)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $6,020,099
                                                             ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash of 0.4%)

    China (CHN)
                                              1.0
    Brazil (BR)
                                              1.3
    Portugal (PORT)
                                              1.5
    Singapore (SGP)
                                              1.7
    Israel (IL)
                                              1.9
    Australia (AUS)
                                              2.1
    Japan (JP)
                                              4.4
    Finland (FIN)
                                              5.0
    Germany (GER)
                                              5.2
    Italy (IT)
                                              6.2
    Netherlands (NET)
                                              6.8
    Sweden (SW)
                                              6.8
    Hong Kong (HK)
                                              7.7
    Switzerland (SWS)
                                              10.4
    United Kingdom (UK)
                                              11.6
    France (FR)
                                              26.0

COMMON STOCKS--99.6%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
AUTO COMPONENTS--2.0%
   50,267    Michelin Cl. B--Registered (FR).................  $ 1,552
                                                               -------
AUTOMOBILES--2.3%
   43,474    Peugeot SA (FR).................................    1,765
                                                               -------
BANKS--20.1%
  103,230    ABN AMRO Holdings NV (NET)......................    1,575
   55,090    BNP Paribas (FR)................................    4,578
   33,526    Deutsche Bank AG--Registered (GER)..............    1,863
  693,930    IntesaBCI SpA (IT)..............................    1,623
  125,667    San Paolo IMI SpA (IT)..........................    1,319
  130,155    Standard Chartered plc (UK).....................    1,299
   40,392    UBS AG--Registered (SWS)........................    1,876
             United Overseas Bank Ltd. (Alien Market)
  238,000      (SGP).........................................    1,332
                                                               -------
                                                                15,465
                                                               -------
BUILDING PRODUCTS--1.3%
    7,181    Compagnie de Saint-Gobain (FR)..................      998
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
CHEMICALS--1.7%
   44,881    Bayer AG (GER)..................................  $ 1,332
        5    Givaudan SA (SWS)...............................        2
                                                               -------
                                                                 1,334
                                                               -------
COMMUNICATIONS EQUIPMENT--8.4%
   42,700    Alcatel Series A (FR)...........................      644
   50,000    Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)..........      213
  951,657    Ericsson (LM) Tel Ab Series B (SW)..............    4,122
   99,574    NICE Systems Ltd. ADR (IL)(1)*..................    1,489
                                                               -------
                                                                 6,468
                                                               -------
DIVERSIFIED FINANCIALS--5.2%
   97,394    ING Groep NV (NET)..............................    2,427
  386,000    Swire Pacific Ltd. Cl. A (HK)...................    1,608
                                                               -------
                                                                 4,035
                                                               -------
HOTELS RESTAURANTS & LEISURE--2.7%
   64,935    Accor SA (FR)...................................    2,037
                                                               -------
HOUSEHOLD DURABLES--2.8%
   56,300    Sony Corp. (JP).................................    2,127
                                                               -------
INSURANCE--8.5%
   67,322    Assicurazioni Generali SpA (IT).................    1,844
   99,628    AXA UAP (FR)....................................    2,178
    7,200    Swiss Reinsurance Co. (SWS).....................      740
    7,959    Zurich Financial Services Group (SWS)...........    1,820
                                                               -------
                                                                 6,582
                                                               -------
IT CONSULTING & SERVICES--1.3%
    9,000    Cap Gemini SA (FR)..............................      506
   23,338    Tietoenator Oyj (FIN)...........................      523
                                                               -------
                                                                 1,029
                                                               -------
MACHINERY--3.5%
   20,430    Heidelberger Druckmaschinen AG (GER)............      801
   20,198    Kone Oyj Series B (FIN).........................    1,381
   31,870    Saurer AG (SWS).................................      526
                                                               -------
                                                                 2,708
                                                               -------
MEDIA--1.6%
   44,881    News Corp. Ltd. ADR (AUS)(1)....................    1,235
                                                               -------
METALS & MINING--7.8%
  628,335    Billiton plc (UK)...............................    2,670
  897,622    Corus Group plc (UK)............................      720
   42,637    Pechiney SA (FR)................................    1,956
   63,000    Usinor SA (FR)..................................      663
                                                               -------
                                                                 6,009
                                                               -------
OIL & GAS--5.3%
  177,165    BP plc. (UK)....................................    1,428
5,000,000    China Petroleum & Chemical Corp. (CHN)..........      776
   50,057    Petrol Brasileiro SA Pfd. (BR)..................      961
    6,567    Total Fina Elf SA Cl. B (FR)....................      921
                                                               -------
                                                                 4,086
                                                               -------
PAPER & FOREST PRODUCTS--3.6%
   38,896    Svenska Cellulosa Ab Series B (SW)..............      879
   58,991    UPM-Kymmene Corp. (FIN).........................    1,915
                                                               -------
                                                                 2,794
                                                               -------
PHARMACEUTICALS--5.5%
   17,098    Aventis SA (FR).................................    1,257
   37,837    GlaxoSmithKline plc (UK)........................    1,017
   41,680    Novartis AG--Registered (SWS)...................    1,559
  550,000    Novogen Ltd. (AUS)*.............................      360
                                                               -------
                                                                 4,193
                                                               -------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
REAL ESTATE--4.0%
  202,000    Cheung Kong Holdings Ltd. (HK)..................  $ 1,709
  409,000    Henderson Land Development Co. Ltd. (HK)........    1,314
                                                               -------
                                                                 3,023
                                                               -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.6%
   87,000    ASM Lithography Holding NV (NET)*...............    1,252
                                                               -------
TEXTILES & APPAREL--2.0%
             Compagnie Financiere Richemont AG--Bearer
      763      (SWS).........................................    1,516
                                                               -------
TRANSPORTATION INFRASTRUCTURE--1.3%
1,471,679    Eurotunnel SA Units (FR)*.......................    1,032
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--7.1%
   87,069    China Mobile (Hong Kong) Ltd. ADR (HK)(1)*......  $ 1,325
       94    NTT DoCoMo Inc. (JP)............................    1,273
  161,572    Telecel Comunicacoes Pessoais SA (PORT).........    1,134
   76,298    Vodafone Group plc ADR (UK)(1)..................    1,764
                                                               -------
                                                                 5,496
                                                               -------
TOTAL COMMON STOCKS
  (Cost $95,613).............................................   76,736
                                                               -------
TOTAL INVESTMENTS--99.6%
  (Cost $95,613).............................................   76,736
CASH AND OTHER ASSETS, LESS LIABILITIES--0.4%................      307
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $77,043
                                                               =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investments of 5.9%)

    China (CHN)
                                              0.4
    Norway (NOR)
                                              0.9
    Spain (SP)
                                              1.1
    Hong Kong (HK)
                                              1.5
    Australia (AUS)
                                              1.9
    Finland (FIN)
                                              2.1
    Germany (GER)
                                              2.1
    Portugal (PORT)
                                              2.1
    Denmark (DEN)
                                              2.6
    Singapore (SGP)
                                              2.6
    Brazil (BR)
                                              2.8
    Italy (IT)
                                              4.7
    Japan (JP)
                                              5.5
    Netherlands (NET)
                                              6.9
    Sweden (SW)
                                              6.9
    Switzerland (SWS)
                                              13.5
    France (FR)
                                              16.7
    United Kingdom (UK)
                                              19.8

COMMON STOCKS--94.1%
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
AUTO COMPONENTS--1.6%
               Compagnie Financiere Michelin--Bearer
     83,200      (SWS).....................................  $   22,640
  1,062,278    Michelin--Registered (FR)...................      32,801
                                                             ----------
                                                                 55,441
                                                             ----------
AUTOMOBILES--2.1%
  1,782,226    Peugeot SA (FR).............................      72,376
                                                             ----------
BANKS--16.9%
  4,511,062    ABN Amro Holdings NV (NET)..................      68,815
    520,315    Banco Commercial Portugues ADR (PORT)(1)....      10,310
               Banco Commercial Portugues--Registered
 15,924,416      (PORT)....................................      63,022
    684,200    Bankinter SA--Registered (SP)...............      20,616
    633,883    BNP Paribas (FR)............................      52,681
    662,100    Credit Suisse Group--Registered (SWS).......      24,171
    752,774    Deutsche Bank AG--Registered (GER)..........      41,837
 19,892,026    IntesaBCI SpA (IT)..........................      46,519

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
  8,365,000    Oversea-Chinese Banking Corp. Ltd. (SGP)....  $   48,179
  4,986,733    San Paolo IMI SpA (IT)......................      52,344
  5,539,900    Standard Chartered plc (UK).................      55,289
  1,401,936    UBS AG--Registered (SWS)....................      65,112
               United Overseas Bank Ltd. (Alien Market)
  7,488,842      (SGP).....................................      41,900
                                                             ----------
                                                                590,795
                                                             ----------
BEVERAGES--2.2%
  7,839,318    Diageo plc (UK).............................      78,180
                                                             ----------
BUILDING PRODUCTS--1.1%
    273,400    Compagnie de Saint-Gobain (FR)..............      37,993
                                                             ----------
CHEMICALS--0.9%
  1,068,619    Bayer AG (GER)..............................      31,719
                                                             ----------
COMMUNICATIONS EQUIPMENT--2.7%
  2,421,800    Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)......      10,341
 19,043,743    Ericsson (LM) Tel Ab Series B (SW)..........      82,481
                                                             ----------
                                                                 92,822
                                                             ----------
CONSTRUCTION & ENGINEERING--0.3%
  2,020,425    Skanska Ab Series B (SW)....................      10,796
                                                             ----------
DIVERSIFIED FINANCIALS--2.9%
  3,197,938    ING Groep NV (NET)..........................      79,676
  4,962,000    Swire Pacific Ltd. Cl. A (HK)...............      20,675
                                                             ----------
                                                                100,351
                                                             ----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
  1,549,373    Telefonica SA (SP)*.........................      18,590
                                                             ----------
FOOD PRODUCTS--2.7%
    448,000    Nestle SA--Registered (SWS).................      92,871
                                                             ----------
GAS UTILITIES--0.7%
 11,393,662    Lattice Group (UK)..........................      25,614
                                                             ----------
HOTELS RESTAURANTS & LEISURE--1.3%
  1,425,565    Accor SA (FR)...............................      44,711
                                                             ----------
HOUSEHOLD DURABLES--2.3%
    909,391    Hunter Douglas NV (NET).....................      20,653
  1,591,200    Sony Corp. (JP).............................      60,119
                                                             ----------
                                                                 80,772
                                                             ----------
INDUSTRIAL CONGLOMERATES--4.0%
 25,258,100    Billiton plc ADR (UK)(1)....................     106,017
    862,300    Norsk Hydro ASA (NOR).......................      32,846
                                                             ----------
                                                                138,863
                                                             ----------
INSURANCE--5.0%
  2,398,978    Assicurazioni Generali SpA (IT).............      65,704
  2,256,272    AXA SA (FR).................................      49,314
    206,200    Swiss Reinsurance Co. (SWS).................      21,184
    173,855    Zurich Financial Services Group (SWS).......      39,761
                                                             ----------
                                                                175,963
                                                             ----------
LEISURE EQUIPMENT & PRODUCTS--1.1%
  1,158,000    Fuji Photo Film Co. (JP)....................      38,176
                                                             ----------
MEDIA--1.8%
  2,347,919    News Corp. Ltd. ADR (AUS)(1)................      64,615
                                                             ----------
METALS & MINING--6.1%
  4,748,740    Anglo American plc ADR (UK)(1)..............      61,354
  1,399,163    Pechiney SA Series A (FR)...................      64,182
  2,137,827    Rio Tinto--Registered (UK)..................      34,659
  5,014,200    Usinor SA (FR)..............................      52,767
                                                             ----------
                                                                212,962
                                                             ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
-----------------------------------------------------------------------
OFFICE ELECTRONICS--2.7%
  3,240,000    Canon Inc. (JP).............................  $   94,124
                                                             ----------
OIL & GAS--12.4%
 11,393,662    BG Group plc (UK)...........................      43,075
 14,432,381    BP plc (UK).................................     116,361
 94,000,000    China Petroleum & Chemical Corp. (CHN)......      14,582
  5,069,443    Petrol Brasileiro SA Pfd. (BR)..............      97,374
  1,434,000    Royal Dutch Petroleum Co. ADR (NET)(1)......      72,431
    630,677    Total Fina Elf SA (FR)......................      88,493
                                                             ----------
                                                                432,316
                                                             ----------
PAPER & FOREST PRODUCTS--3.8%
  1,405,900    Holmen Ab Series B (SW).....................      30,182
  1,230,704    Svenska Cellulosa Ab Series B (SW)..........      27,806
  2,257,809    UPM-Kymmene Corp. (FIN).....................      73,311
                                                             ----------
                                                                131,299
                                                             ----------
PHARMACEUTICALS--7.2%
    875,483    Aventis SA (FR).............................      64,374
  2,612,760    Novartis AG--Registered (SWS)...............      97,701
  2,225,900    Novo Nordisk A/S Series B (DEN).............      90,199
                                                             ----------
                                                                252,274
                                                             ----------
TEXTILES & APPAREL--3.1%
               Compagnie Financiere Richemont AG--Bearer
     55,387      (SWS).....................................     110,076
                                                             ----------
TOBACCO--7.2%
  8,141,947    British American Tobacco plc (UK)...........      70,967
  8,006,162    Imperial Tobacco Group plc (UK).............      99,965
 15,718,474    Swedish Match Ab (SW).......................      81,047
                                                             ----------
                                                                251,979
                                                             ----------
TRANSPORTATION INFRASTRUCTURE--0.6%
 31,779,732    Eurotunnel SA Units (FR)*...................      22,296
               Eurotunnel SA Warrants (FR)*
 19,000,000      Expire 12/31/2001.........................         171
 19,000,000      Expire 10/30/2003.........................         342
                                                             ----------
                                                                 22,809
                                                             ----------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
 10,725,000    China Mobile (Hong Kong) Ltd. (HK)*.........      32,519
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $2,456,699)........................................   3,291,006
                                                             ----------

CONVERTIBLE BOND--0.9%
(Cost $29,700)
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               Liberty Group Ltd. (S. AFR)
$    30,000      6.500%--09/30/2004........................  $   30,807
                                                             ----------

SHORT-TERM INVESTMENTS--4.7%
COMMERCIAL PAPER
               American Express Credit Corp. Yrs 1&2
     19,223      2.461%--11/02/2001........................      19,223
     23,377      2.320%--11/13/2001........................      23,377
                                                             ----------
                                                                 42,600
                                                             ----------
               Citicorp
     21,356      2.450%--11/06/2001........................      21,356
     15,746      2.330%--11/08/2001........................      15,746
                                                             ----------
                                                                 37,102
                                                             ----------
               Exxon Asset Management Co.
     22,946      2.330%--11/07/2001........................      22,946
               General Electric Capital Corp.
     16,970      2.450%--11/05/2001........................      16,970
               Prudential Funding Corp.
     25,385      2.430%--11/01/2001........................      25,385
     21,240      2.330%--11/09/2001........................      21,240
                                                             ----------
                                                                 46,625
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $166,243)..........................................     166,243
                                                             ----------
TOTAL INVESTMENTS--99.7%
  (Cost $2,652,642)........................................   3,488,056
CASH AND OTHER ASSETS, LESS LIABILITIES--0.3%..............       9,301
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $3,497,357
                                                             ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 10.6%)

    Health Care Providers & Services
                                              1.6
    Banks
                                              1.8
    Food & Drug Retailing
                                              1.9
    Electric Utilities
                                              2.0
    Hotels Restaurants & Leisure
                                              2.0
    IT Consulting & Services
                                              2.1
    Industrial Conglomerates
                                              2.4
    Road & Rail
                                              2.5
    Communications Equipment
                                              2.6
    Diversified Telecommunication Services
                                              2.6
    Household Durables
                                              3.0
    Chemicals
                                              3.1
    Electrical Equipment
                                              3.2
    Computers & Peripherals
                                              3.6
    Insurance
                                              5.2
    Pharmaceuticals
                                              5.3
    Specialty Retail
                                              6.0
    Oil & Gas
                                              7.0
    Media
                                              8.8
    Commercial Services & Supplies
                                              9.0
    Diversified Financials
                                              13.7

COMMON STOCKS--89.4%
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 BANKS--1.8%
  69,721     FleetBoston Financial Corp......................  $  2,291
                                                               --------
 CHEMICALS--3.1%
  99,199     E.l. Du Pont De Nemours & Co....................     3,967
                                                               --------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--9.0%
 361,000     Cendant Corp.*..................................  $  4,679
 116,900     IMS Health Inc. ................................     2,498
 122,000     Pitney Bowes Inc. ..............................     4,472
                                                               --------
                                                                 11,649
                                                               --------
COMMUNICATIONS EQUIPMENT--2.6%
 385,800     Avaya Inc. .....................................     3,445
                                                               --------
COMPUTERS & PERIPHERALS--3.6%
  43,900     International Business Machines Corp. ..........     4,744
                                                               --------
DIVERSIFIED FINANCIALS--13.7%
  88,500     American Express Co. ...........................     2,605
 106,812     Citigroup Inc. .................................     4,862
  76,800     Federal Home Loan Mortgage Corp. ...............     5,209
 146,114     J.P. Morgan Chase & Co. ........................     5,167
                                                               --------
                                                                 17,843
                                                               --------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
 168,400     Sprint Corp. ...................................     3,368
                                                               --------
ELECTRIC UTILITIES--2.0%
  63,400     Exelon Corp. ...................................     2,667
                                                               --------
ELECTRICAL EQUIPMENT--3.2%
  84,100     Emerson Electric Co. ...........................     4,123
                                                               --------
FOOD & DRUG RETAILING--1.9%
  58,000     Safeway Inc.* ..................................     2,416
                                                               --------
HEALTH CARE PROVIDERS & SERVICES--1.6%
  90,100     Oxford Health Plans Inc. .......................     2,123
                                                               --------
HOTELS RESTAURANTS & LEISURE--2.0%
  51,700     Tricon Global Restaurants Inc. .................     2,615
                                                               --------
HOUSEHOLD DURABLES--3.0%
  66,700     Whirlpool Corp. ................................     3,937
                                                               --------
INDUSTRIAL CONGLOMERATES--2.4%
  98,400     Textron Inc. ...................................     3,114
                                                               --------
INSURANCE--5.2%
     810     American International Group Inc. ..............        64
  55,765     Chubb Corp. ....................................     3,809
  83,500     John Hancock Financial Services Inc. ...........     2,846
                                                               --------
                                                                  6,719
                                                               --------
IT CONSULTING & SERVICES--2.1%
  42,400     Electronic Data Systems Corp. ..................     2,729
                                                               --------
MEDIA--8.8%
 124,400     Comcast Corp. Cl. A.............................     4,458
  39,800     Gannett Inc. ...................................     2,515
 384,000     Liberty Media Corp. Series A....................     4,489
                                                               --------
                                                                 11,462
                                                               --------
OIL & GAS--7.0%
 125,900     Devon Energy Corp. .............................     4,822
  74,900     Kerr-McGee Corp. ...............................     4,314
                                                               --------
                                                                  9,136
                                                               --------
PHARMACEUTICALS--5.3%
  77,000     American Home Products Corp. ...................     4,299
  70,300     Schering-Plough Corp. ..........................     2,614
                                                               --------
                                                                  6,913
                                                               --------
ROAD & RAIL--2.5%
  82,000     Canadian National Railway Co. ..................     3,247
                                                               --------

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
-----------------------------------------------------------------------
 SPECIALTY RETAIL--6.0%
 157,900     RadioShack Corp. ...............................  $  3,946
 265,700     Staples Inc.* ..................................     3,874
                                                               --------
                                                                  7,820
                                                               --------
TOTAL COMMON STOCKS
  (Cost $111,378)............................................   116,328
                                                               --------

SHORT-TERM INVESTMENTS--9.8%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2001 due November 1,
               2001 at 1.00% collateralized by a U.S.
               Treasury Bill 5.50% August 15, 2028, par value
               of $11,810 (repurchase proceeds of $12,063
               when closed on November 1, 2001)..............  $ 12,063
 $ 12,063
U.S. TREASURY BILLS
             U.S. Treasury Bills
     650       3.380%--11/15/2001............................       649
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,712).............................................    12,712
                                                               --------
TOTAL INVESTMENTS--99.2%
  (Cost $124,090)............................................   129,040
CASH AND OTHER ASSETS, LESS LIABILITIES--0.8%................       989
                                                               --------
TOTAL NET ASSETS--100.0%.....................................  $130,029
                                                               ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes excess of liabilities over other assets and short-term investments of -26.2%)

    Municipal Bonds
                                              0.5
    Foreign Government Obligations
                                              3.4
    U.S. Government Obligations
                                              7.8
    Asset-Backed Securities
                                              8.7
    Collateralized Mortgage Obligations
                                              24.2
    Corporate Bonds & Notes
                                              30.5
    Mortgage Pass-Through
                                              51.1

ASSET-BACKED SECURITIES--8.7%
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               Asset Backed Securities Corp.
                 Series 1999 Cl. 4A
  $ 2,258        2.833%--06/21/2029(2,3,4).................  $    2,266
                 Series 2001 Cl. A1
    7,810        2.785%--06/15/2031(2,3)...................       7,821
                                                             ----------
                                                                 10,087
                                                             ----------
               Bayview Financial Acquisition Trust
   12,689        2.700%--07/25/2031(1,2,3,4)...............      12,650
               Conseco Private Label Master Note Trust
                 Series 2001-A Cl. A
    3,100        2.805%--12/15/2008(2,4)...................       3,105
               Credit Suisse First Boston Mortgage
                 Securities Corp.
                 Series 2000-HE1 Cl. A2
   14,557        2.785%--12/15/2030(2,3,4).................      14,574
               New York City Tax Lien
                 Series 2000-AA Cl. C
   12,327        8.110%--11/10/2008(1,4)...................      13,008
               Option One Mortgage Trust
                 Series 2001-3 Cl. A
    7,312        2.545%--06/25/2031(2,3)...................       7,320
               Providian Gateway Master Trust
                 Series 2000-B Cl. A
   16,800        2.805%--03/16/2009(1,2)...................      16,839
               Salomon Brothers Mortgage Services VII Inc.
                 Series 1999-AQ2 Cl. A1
    4,660        2.945%--11/15/2029(2,3,4).................       4,681
               SLM Student Loan Trust
                 Series 1997-2 Cl. A1
      902        3.553%--10/25/2005(2,4)...................         909
                 Series 1997-3 Cl. A1
    2,765        3.613%--04/25/2006(2,4)...................       2,761
                 Series 1995-1 Cl. A2
    4,440        3.763%--10/25/2007 (2,4)..................       4,439
                                                             ----------
                                                                  8,109
                                                             ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $89,749)...........................................      90,373
                                                             ----------

CORPORATE BONDS & NOTES--30.5%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
               Allete
  $ 1,500        3.240%--10/20/2003(2).....................  $    1,503
               American Airlines
                 Pass Through Certificate
                 Series 2001-2 Cl. A1
    2,500        6.978%--04/01/2011(1).....................       2,728
               AOL Time Warner Inc.
      450        7.975%--08/15/2004(4).....................         497
               Banesto Delaware Inc.
    3,000        8.250%--07/28/2002(4).....................       3,110
               Bank One Corp. MTN(5)
   10,000        3.190%--03/11/2002(2,4)...................      10,017
   10,000        2.700%--06/26/2002(2,4)...................      10,011
                                                             ----------
                                                                 20,028
                                                             ----------
               Banponce Corp.
    2,000        6.750%--12/15/2005(4).....................       2,071
               Bear Stearns Cos. Inc. MTN(5)
    9,800        3.850%--12/01/2003(2,4)...................       9,809
               British Telecom plc
    1,400        8.125%--12/15/2010........................       1,602
               Cincinnati Financial Corp.
    5,000        6.900%--05/15/2028(4).....................       4,824
               CIT Group Inc. MTN(5)
    8,800        2.931%--04/07/2003(2,4)...................       8,833
               Citicorp
   10,625        7.125%--03/15/2004(4).....................      11,489
               Cleveland Electric Illuminating Co. Series B
    2,000        9.500%--05/15/2005(4).....................       2,055
               ConAgra Foods Inc.
   10,000        4.220%--09/10/2003(2,4)...................      10,016
               Credit Suisse First Boston
   10,000        6.500%--05/01/2008(1,4)...................      10,607
               DaimlerChrysler North America Holding
   10,000        2.545%--01/18/2002(2,4)...................       9,985
    3,000        3.920%--12/16/2002(2).....................       2,984
                                                             ----------
                                                                 12,969
                                                             ----------
               DaimlerChrysler North America Holding MTN(5)
    5,000        7.750%--05/27/2003(4).....................       5,241
    8,700        2.730%--08/01/2003(2).....................       8,545
                                                             ----------
                                                                 13,786
                                                             ----------
               Disney (Walt) Co.
   16,200        4.500%--09/15/2004(4).....................      16,408
               DTE Energy Co. Series B
   10,000        7.110%--11/15/2003(1,2,4).................      10,452
               First Union Corp.
    3,500        3.460%--03/31/2005(2).....................       3,513
               Ford Capital BV
    6,100        9.875%--05/15/2002........................       6,312
               Ford Motor Credit Co. MTN(5)
    4,100        3.733%--06/02/2003(2).....................       4,035
   20,000        3.255%--06/20/2003(2,4)...................      19,672
                                                             ----------
                                                                 23,707
                                                             ----------
               France Telecom SA
    2,000        4.406%--03/14/2003(1,2)...................       2,002
    7,100        7.200%--03/01/2006(1,3)...................       7,588
                                                             ----------
                                                                  9,590
                                                             ----------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               Fred Meyer Inc.
  $ 5,000        7.150%--03/01/2003(4).....................  $    5,246
               Gemstone Investors Ltd.
    2,100        7.710%--10/31/2004(1).....................       2,112
               General Motors Acceptance Corp.
    5,900        6.750%--03/15/2003........................       6,184
    5,000        5.750%--11/10/2003(4).....................       5,089
                                                             ----------
                                                                 11,273
                                                             ----------
               General Motors Acceptance Corp. MTN(5)
    6,400        2.540%--08/04/2003(2).....................       6,305
    3,000        5.550%--09/15/2003(2,4)...................       3,049
   10,000        3.110%--01/20/2004(2,4)...................       9,890
    2,100        3.453%--03/22/2004(2).....................       2,077
    3,100        4.338%--05/10/2004(2).....................       3,048
    1,400        2.740%--07/21/2004(2).....................       1,357
                                                             ----------
                                                                 25,726
                                                             ----------
               Gulf States Utilities Co.
      400        8.210%--01/01/2002........................         402
               Indymac ARM Trust
                 Series 2001-H2 Cl. A
    2,200        6.490%--09/25/2031........................       2,302
               Kroger Co.
    1,100        4.310%--08/16/2012(2).....................       1,101
               Merrill Lynch & Co. Inc. MTN(5)
    2,300        3.848%--05/21/2004(2).....................       2,303
               Mexico Credit Link
    5,000        10.558%--02/22/2002(2,4)..................       5,095
               Morgan Stanley Dean Witter & Co. MTN(5)
    3,800        3.889%--05/14/2004(2).....................       3,790
               Occidental Petroleum Corp.
    5,000        6.400%--04/01/2003(2,4)...................       5,206
               Old Kent Bank
   10,000        7.750%--08/15/2010(2,4)...................      10,837
               Salomon Smith Barney Holdings
    5,346        3.650%--02/14/2002(4).....................       5,372
               Sprint Capital Corp.
    5,300        6.000%--01/15/2007(1).....................       5,274
               Toledo Edison Co.
    2,000        8.700%--09/01/2002........................       2,063
               TRW Inc.
    3,500        6.625%--06/01/2004(1).....................       3,617
               TXU Electric Co.
   19,000        4.390%--06/15/2003........................      19,025
               United Airlines
                 Pass Thru Certificate
                 Series 1993 Cl. C2
    3,000        9.060%--06/17/2015(4).....................       2,669
               Wachovia Corp.
    2,600        4.950%--11/01/2006........................       2,595
               Westdeutsche Landesbank NY
   13,200        6.050%--01/15/2009(4).....................      13,891
                                                             ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $311,025)..........................................     315,808
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--24.2%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
               Bear Stearns ARM Trust
                 Series 2000-2 Cl. A1
  $ 2,028        6.584%--11/25/2030........................  $    2,063
                 Series 2000-1 Cl. A1
    1,161        7.480%--12/25/2030........................       1,181
                 Series 2000-1 Cl. 2A
    1,603        7.492%--12/25/2030........................       1,642
                                                             ----------
                                                                  4,886
                                                             ----------
               Chase Mortgage Finance Corp. REMIC(6)
                 Series 1993-N Cl. A9
    3,000        6.750%--11/25/2024(4).....................       3,079
               Collateralized Mortgage Securities Corp.
                 Series F Cl. 4
       84        11.450%--11/01/2015.......................          85
               Collateralized Mortgage Securities Corp.
                 REMIC(6)
                 Series 1988-4 Cl. B
       89        8.750%--04/20/2019(4).....................          94
               Countrywide Home Loans
                 Pass Thru Certificates
                 Series 1997-6 Cl. A1
   10,000        7.250%--11/25/2027(4).....................      10,366
                 Series 2000-2 Cl. A2
      359        7.750%--04/25/2030........................         362
                 Series 2000-8 Cl. A2
      757        7.750%--01/25/2031........................         776
                                                             ----------
                                                                 11,504
                                                             ----------
               Drexel Burnham Lambert CMO Trust REMIC(6)
                 Series H Cl. 4
    4,413        8.500%--04/01/2017(4).....................       4,547
               E*TRADE Bank ARM Trust
                 Series 2001-1 Cl. A1
   15,363        7.111%--09/25/2031(4).....................      15,622
               Federal Home Loan Mortgage Corp.
   11,880        3.175%--03/15/2025(2,4)...................      11,911
   21,446        7.000%--10/15/2030(4).....................      22,212
   10,895        2.975%--11/15/2030(2,4)...................      10,921
                                                             ----------
                                                                 45,044
                                                             ----------
               Federal Home Loan Mortgage Corp. REMIC(6)
      740        9.000%--12/15/2020(4).....................         787
    3,115        8.000%--08/15/2022........................       3,397
    4,145        6.500%--02/15/2023(4,7)...................         400
    5,000        6.000%--08/15/2026(4).....................       5,152
                                                             ----------
                                                                  9,736
                                                             ----------
               Federal National Mortgage Association
                 REMIC(6)
                 Series 1993-129 Cl. J
      213        6.500%--02/25/2007(4,7)...................           5
                 Series 1993-29 Cl. B
      675        6.500%--12/25/2020(4).....................         676
                 Series 1997-55 Cl. ZA
    8,212        7.000%--04/18/2027(4).....................       8,432
                                                             ----------
                                                                  9,113
                                                             ----------
               First Horizon Asset Securities Inc.
                 Series 2001-7 Cl. A1
    3,200        6.750%--11/25/2031........................       3,276

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               First Nationwide Trust
                 Series 2001-3 Cl. A1
  $   997        6.750%--08/21/2031........................  $    1,031
                 Series 2001-4 Cl. 4A1
    4,707        4.210%--09/25/2031(2).....................       4,721
                                                             ----------
                                                                  5,752
                                                             ----------
               GE Capital Mortgage Services Inc.
                 Series 1994-6 Cl. A3
    3,620        6.500%--12/25/2022........................       3,686
               GE Capital Mortgage Services Inc. REMIC(6)
                 Series 1998-17 Cl. A3
    9,670        6.750%--10/25/2028(4).....................      10,082
               GMAC Commercial Mortgage Trust I
                 Series 1999-D Cl. A
   13,970        3.368%--09/20/2004(1,4,8).................      13,952
               Kidder Peabody Acceptance Corp. REMIC(6)
                 Series 1994-2 Cl. 1A2
      227        8.107%--09/25/2024(2,4)...................         234
               Merrill Lynch Mortgage Investors Inc.
                 Series 2000 Cl. A
   10,123        2.763%--01/20/2030(2,3,4).................      10,130
               Morgan Stanley Dean Witter Capital I
                 Series 2001 Cl. A
    6,279        2.831%--07/11/2011(1,2)...................       6,279
               Norwest Asset Securities Corp. REMIC(6)
                 Pass Thru Certificates
                 Series 1997-19 Cl. A8
    6,200        7.250%--12/25/2027(4).....................       6,550
                 Series 1998-12 Cl. A9
    5,000        6.750%--06/25/2028(4).....................       5,178
                                                             ----------
                                                                 11,728
                                                             ----------
               PNC Mortgage Securities Corp. REMIC(6)
                 Pass Thru Certificate
                 Series 1999-4 Cl. 1A8
    9,800        6.290%--06/25/2029........................      10,163
               Prudential Home Mortgage Securities Co.
                 REMIC(6)
                 Series 1993-29 Cl. A8
    3,941        6.750%--08/25/2008(4).....................       3,998
               Residential Asset Securitization Trust
                 Pass Thru Certificates
                 Series 1998-A13 Cl. 1A3
    6,931        6.500%--12/25/2028(4).....................       7,092
                 Series 2000-A2 Cl. NB1
    1,510        8.000%--04/25/2030(4).....................       1,528
                                                             ----------
                                                                  8,620
                                                             ----------
               Residential Funding Mortgage Securities I
                 Inc.
                 Series 1997-S8 Cl. A9
    6,817        7.500%--06/25/2027(4).....................       6,988
               Salomon Brothers Mortgage Services VII Inc.
                 Pass Thru Certificates
                 Series 1999 Cl. A
    9,363        2.820%--09/25/2029(2,3)...................       9,403
                 Series 2000 Cl. A
      853        7.600%--08/25/2030........................         857
                                                             ----------
                                                                 10,260
                                                             ----------
               Sasco Floating Rate Mortgage Trust
                 Series 1999 Cl. B
    4,008        3.063%--11/20/2001(1,2)...................       4,011

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               Sears Mortgage Securities Corp.
                 Series 92 Cl. A
  $   277        1.000%--10/25/2022(1,2,4).................  $      280
               Small Business Administration
                 Series 2000-P10 Cl.1
    1,990        7.449%--08/01/2010........................       2,239
                 Series 2001-20A Cl. 1
    4,317        6.290%--01/01/2021........................       4,513
                                                             ----------
                                                                  6,752
                                                             ----------
               Structured Asset Securities Corp.
                 Pass Through Certificate
                 Series 2001 Cl. 2A1
    3,284        6.500%--09/25/2031........................       3,338
               Structured Asset Mortgage Investments Inc.
                 REMIC(6)
                 Series 1998-9 Cl. 1A3
    5,000        6.250%--11/25/2028........................       5,078
               Washington Mutual
                 Series 2000-1 Cl. A
      291        2.804%--07/26/2003(1,2)...................         291
               Wells Fargo Mortgage Backed Securities Trust
                 Series 2000-14 Cl. A5
    9,298        7.500%--01/25/2031........................       9,587
                 Series 2001-25 Cl. IIA
   12,795        6.660%--10/25/2031........................      13,079
                                                             ----------
                                                                 22,666
                                                             ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $247,020)..........................................     251,274
                                                             ----------

FOREIGN GOVERNMENT OBLIGATIONS--3.4%
               Federal Republic of Brazil
    1,224        5.438%--04/15/2006(2).....................       1,081
    4,680        7.375%--04/15/2006(2).....................       3,838
                                                             ----------
                                                                  4,919
                                                             ----------
               Federal Republic of Germany
  E 3,400        6.000%--01/05/2006........................       3,326
      500        4.500%--07/04/2009........................         440
                                                             ----------
                                                                  3,766
                                                             ----------
               Republic of Panama
  $ 5,000        9.625%--02/08/2011........................       5,055
    1,733        4.750%--07/17/2014(2).....................       1,497
    2,829        4.000%--07/17/2016(2).....................       2,168
                                                             ----------
                                                                  8,720
                                                             ----------
               United Mexican States
    1,112        1.000%--03/25/2005(2).....................       1,045
   15,000        9.750%--04/06/2005........................      16,684
                                                             ----------
                                                                 17,729
                                                             ----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $35,461)...........................................      35,134
                                                             ----------

MORTGAGE PASS-THROUGH--51.1%
               Federal Home Loan Mortgage Corp.
       30        8.000%--06/01/2011........................          31
       22        8.500%--02/01/2017(4).....................          23
      448        7.005%--06/01/2024(2,4)...................         463
    8,985        5.930%--08/15/2032(2,4)...................       8,819
                                                             ----------
                                                                  9,336
                                                             ----------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
               Federal Home Loan Mortgage Corp. TBA(8)
                 November Delivery
  $ 6,000        6.000%--11/14/2031........................  $    5,963
               Federal Housing Authority Project
                 221 Grey 98-4
    7,496        7.430%--10/01/2020(4).....................       7,682
                 221D4 Banco-5
      586        7.400%--02/01/2021........................         598
                 221D4 Banco-15
      173        7.450%--05/01/2021........................         177
                 223C Reilly-52
      279        5.150%--06/01/2018........................         279
                                                             ----------
                                                                  8,736
                                                             ----------
               Federal National Mortgage Association
       41        9.000%--03/01/2005(4).....................          44
      675        9.000%--11/01/2009(4).....................         735
        6        8.500%--12/01/2009........................           6
       17        9.500%--04/01/2011........................          19
   18,148        6.071%--10/01/2040(4).....................      18,613
                                                             ----------
                                                                 19,417
                                                             ----------
               Federal National Mortgage Association I
                 TBA(8)
                 November Delivery
   11,000        6.000%--11/19/2016........................      11,253
               Government National Mortgage Association
      476        7.000%--02/15/2028........................         498
      190        6.000%--11/15/2028........................         194
    5,054        6.000%--01/15/2029........................       5,144
       48        7.500%--01/15/2029........................          51
    8,017        6.000%--02/15/2029........................       8,158
      335        7.500%--02/15/2029........................         352
    4,782        6.000%--03/15/2029........................       4,867
    4,059        6.000%--04/15/2029........................       4,130
    2,255        6.000%--05/15/2029........................       2,293
      522        6.000%--06/15/2029........................         530
    5,327        6.000%--07/15/2029........................       5,422
      112        6.000%--08/15/2029........................         114
      684        7.500%--08/15/2029........................         720
    2,296        6.000%--09/15/2029........................       2,336
      608        7.500%--09/15/2029........................         641
       92        6.000%--10/15/2029........................          94
    2,068        7.500%--10/15/2029........................       2,179
       80        6.000%--11/15/2029........................          82
      124        7.500%--11/15/2029........................         130
      307        7.000%--12/15/2029........................         321
      488        7.500%--12/15/2029........................         513
      423        7.500%--01/15/2030........................         444
       61        7.500%--02/15/2030........................          65
      205        7.500%--04/15/2030........................         216
       23        7.500%--07/15/2030........................          24
      944        7.500%--08/15/2030........................         993
      364        6.000%--10/15/2030........................         371
      838        7.500%--10/15/2030........................         882
      193        7.500%--11/15/2030........................         203
      391        7.500%--12/15/2030........................         412
    1,677        7.500%--01/15/2031........................       1,765
      217        7.000%--02/15/2031........................         227

MORTGAGE PASS-THROUGH--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------
  $ 3,849        7.500%--02/15/2031........................  $    4,049
      383        7.500%--03/15/2031........................         402
      190        6.000%--07/15/2031........................         193
                                                             ----------
                                                                 49,015
                                                             ----------
               Government National Mortgage Association I
                 TBA(8)
                 November Delivery
   20,500        6.000%--11/20/2031........................      20,840
   95,500        6.500%--11/20/2031........................      98,634
  132,000        7.000%--11/20/2031........................     137,566
                                                             ----------
                                                                257,040
                                                             ----------
               Government National Mortgage Association I
                 TBA(8)
                 December Delivery
   85,000        7.000%--12/20/2031........................      88,320
               Government National Mortgage Association II
      781        6.375%--03/20/2017(4).....................         798
      373        6.750%--08/15/2017........................         398
    1,503        6.750%--08/20/2022(4).....................       1,561
      907        6.750%--09/20/2023(4).....................         942
      263        6.375%--05/20/2024(4).....................         270
       30        6.750%--07/20/2024........................          31
    2,010        6.750%--09/20/2024(4).....................       2,086
      250        7.625%--12/20/2024(4).....................         260
      786        6.375%--01/20/2025(4).....................         804
      695        6.375%--02/20/2025(4).....................         711
      440        7.625%--10/20/2025........................         459
    1,257        7.625%--11/20/2025(4).....................       1,310
      316        7.625%--12/20/2026(4).....................         329
    2,373        6.750%--07/20/2027........................       2,461
    6,567        7.000%--11/20/2029........................       6,744
                                                             ----------
                                                                 19,164
                                                             ----------
               Government National Mortgage Association II
                 TBA(8)
                 November Delivery
   13,000        6.000%--11/20/2031........................      13,171
   20,600        6.500%--11/20/2031........................      21,199
    8,000        7.000%--11/20/2031........................       8,333
                                                             ----------
                                                                 42,703
                                                             ----------
               PNC Mortgage Securities Corp. REMIC(6)
                 Series 1998-14 Cl. 3A3
   17,589        6.500%--02/25/2029(4).....................      18,129
                                                             ----------
TOTAL MORTGAGE PASS-THROUGH
  (Cost $521,675)..........................................     529,076
                                                             ----------

MUNICIPAL BONDS--0.5%
               Massachusetts State Water Resources
                 Authority
                 Series B
    2,600        4.750%--12/01/2021........................       2,521
               North Carolina State Education Authority
                 Series 2000 Cl. G
    2,700        3.650%--06/01/2009(2).....................       2,702
                                                             ----------
TOTAL MUNICIPAL BONDS
  (Cost $5,115)............................................       5,223
                                                             ----------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MUNICIPAL BONDS--CONTINUED
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
-----------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--7.8%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
               U.S. Treasury Bonds
  $ 2,028        3.625%--04/15/2028(9).....................  $    2,177
    5,800        5.250%--11/15/2028........................       5,960
   15,648        3.875%--04/15/2029(4,9)...................      17,541
                                                             ----------
                                                                 25,678
                                                             ----------
               U.S. Treasury Notes
    2,660        3.625%--07/15/2002(4,9)...................       2,710
    4,705        3.375%--01/15/2007(4,9)...................       4,869
    4,724        3.625%--01/15/2008(9).....................       4,937
   39,288        3.875%--01/15/2009(9).....................      41,694
    1,224        3.500%--01/15/2011(9).....................       1,273
                                                             ----------
                                                                 55,483
                                                             ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $77,251)...........................................      81,161
                                                             ----------

OPTIONS--0.0%
 NO. OF
CONTRACTS
-----------------------------------------------------------------------
                 Eurodollar Futures Contracts
    6,062          Expire 12/2001..........................          25
    8,250          Expire 06/2002..........................          38
                                                             ----------
TOTAL OPTIONS
  (Cost $115)..............................................          63
                                                             ----------

SHORT-TERM INVESTMENTS--11.8%
PRINCIPAL
 AMOUNT                                                       VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER
               AT&T Corp
  $ 4,900        4.525%--08/06/2002........................  $    4,900
               CDC Commercial Paper Corp
   50,000        2.600%--11/01/2001........................      50,000
               Federal Home Loan Mortgage Corp
      695        0.010%--01/10/2002(4).....................         692
               Federal National Mortgage Association
    6,100        0.010%--11/01/2001........................       6,100
    6,600        0.010%--12/20/2001........................       6,567
                                                             ----------
                                                                 12,667
                                                             ----------
               Swedbank Forenings Yrs 1&2
    7,700        3.100%--12/26/2001........................       7,663
               UBS Finance Inc. Yrs 1&2
   42,300        2.650%--11/01/2001........................      42,300
    1,900        3.550%--12/19/2001........................       1,891
                                                             ----------
                                                                 44,191
                                                             ----------
TOTAL COMMERCIAL PAPER.....................................     120,113
                                                             ----------
U.S. TREASURY BILLS
               U.S. Treasury Bills
    1,905        0.010%--02/07/2002(4).....................       1,894
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $122,007)..........................................     122,007
                                                             ----------
TOTAL INVESTMENTS--138.0%
  (Cost $1,409,418)........................................   1,430,119
CASH AND OTHER ASSETS, LESS LIABILITIES--(38.0%)...........    (393,567)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $1,036,552
                                                             ==========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                               NUMBER OF      FACE VALUE                           (DEPRECIATION)
DESCRIPTION                                                    CONTRACTS        (000S)        EXPIRATION DATE          (000S)
-----------                                                    ---------      ----------      ---------------      --------------
U.S. Treasury Bonds--20 Yr. (Buy)........................        1,154        $1,154,000      Dec-01                   $6,894
U.S. Treasury Notes--10 Yr. (Sell).......................           76           76,000       Dec-01                     (234)
U.S. Treasury Notes--5 Yr. (Sell)........................           59           59,000       Dec-01                     (156)
Municipal Bond Index Futures (Buy).......................            2            2,000       Dec-01                        5
Federal Republic of Germany Bonds--10 Yr. (Buy)..........          464        E 464,000       Dec-01                      916
                                                                                                                       ------
                                                                                                                       $7,425
                                                                                                                       ======

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                             NUMBER OF
                                                              SHARES/           STRIKE                                 VALUE
DESCRIPTION                                                  CONTRACTS          PRICE         EXPIRATION DATE          (000S)
-----------                                                  ---------          ------        ---------------          ------
U.S. Treasury Notes--10 Yr. Futures (Call)............              759        $109.00        Nov-01                  $(2,016)
U.S. Treasury Notes--10 Yr. Futures (Call)............              600         111.00        Nov-01                     (684)
U.S. Treasury Notes--10 Yr. Futures (Call)............            1,773         108.00        Nov-01                     (111)
Euro Futures (Put)....................................        4,600,000          0.082        Nov-01                       --
Euro Futures (Put)....................................        1,800,000          0.082        Dec-01                       --
Eurodollar Futures (Put)..............................               89          95.00        Dec-01                       (1)
Eurodollar Futures (Put)..............................              109          96.00        Dec-01                       (1)
U.S. Treasury Notes--10 Yr. Futures (Call)............              113         112.00        Feb-02                     (150)
U.S. Treasury Notes--10 Yr. Futures (Call)............              131         111.00        Feb-02                     (221)
Eurodollar Futures (Put)..............................              168          95.50        Jun-02                       (4)
Eurodollar Futures (Put)..............................              387          96.00        Jun-02                      (19)
Eurodollar Futures (Put)..............................            5,371          95.75        Jun-02                     (201)
Swap Options--3 Mo. Libor (Call)......................       21,100,000           5.97        Oct-04                   (1,052)
Swap Options--3 Mo. Libor (Put).......................       21,100,000           5.97        Oct-04                     (793)
Swap Options--3 Mo. Libor (Call)......................        5,500,000           6.00        Oct-04                     (205)
Swap Options--3 Mo. Libor (Put).......................        5,500,000           6.00        Oct-04                     (279)
                                                                                                                      -------
Written options outstanding, at value (Premiums
  received of $7,416).................................                                                                $(5,737)
                                                                                                                      =======

TBA SALE COMMITMENTS WHICH WERE OPEN AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                             PRINCIPAL
                                                               AMOUNT           COUPON                                 VALUE
DESCRIPTION                                                    (000S)            RATE          DELIVERY DATE           (000S)
-----------                                                  ---------          ------         -------------           ------
Federal Home Loan Mortgage Corp.......................        $ 6,000           6.00%         Nov-01                  $ 5,963
Government National Mortgage Assoc. II................         85,000           7.00%         Nov-01                   88,525
                                                                                                                      -------
TBA Sale Commitments at Value (Proceeds receivable
  $93,787)............................................                                                                $94,488
                                                                                                                      =======

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                                                      VALUE
PAR             SECURITY                                                              (000S)
---             --------                                                              ------
                Federal Republic of Germany Bonds...........................
E  500,000                                                                            $  440
                United States Treasury Notes................................
$5,800,000                                                                             6,070
                                                                                      ------
                TOTAL FIXED INCOME INVESTMENT SOLD SHORT
                (Proceeds $6,455)...........................................          $6,510
                                                                                      ======

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                            MARKET VALUE      FACE VALUE                           (DEPRECIATION)
CURRENCY                                                       (000S)           (000S)         DELIVERY DATE           (000S)
--------                                                    ------------      ----------       -------------       --------------
Japanese Yen (Sell)...................................        $24,560          $24,845        Dec-01                   $ 285
Eurodollar (Buy)......................................         21,881           22,361        Jan-02                    (480)
                                                                                                                       -----
                                                                                                                       $(195)
                                                                                                                       =====

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION/
PAR VALUE                                                                                                      (DEPRECIATION)
 (000S)                             DESCRIPTION                                      COUNTER PARTY                 (000S)
---------                           -----------                             -------------------------------    --------------
Y521,000    To make or receive semi-annual payments through 1/1/2011        Morgan Stanley Capital Services       $  (189)
            based on the difference between (A) the 10 year fixed
            interest rate of 1.805% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
 360,000    To make or receive semi-annual payments through 1/1/2011        Morgan Stanley Capital Services          (121)
            based on the difference between (A) the 10 year fixed
            interest rate of 1.771% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
 L32,100    To make or receive semi-annual payments through 3/15/2003       Morgan Stanley Capital Services           633
            based on the difference between (A) the 10 year fixed
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  17,800    To make or receive semi-annual payments through 9/17/2003       Morgan Stanley Capital Services           191
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   5,800    To make or receive semi-annual payments through 3/2/2004        Lehman Brothers                           142
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  10,900    To make or receive semi-annual payments through 3/2/2004        Goldman Sachs Capital Markets             268
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  12,500    To make or receive semi-annual payments through 3/15/2004       Goldman Sachs Capital Markets             400
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  14,700    To make or receive semi-annual payments through 3/15/2004       Morgan Stanley Capital Services           295
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   8,300    To make or receive semi-annual payments through 3/15/2004       J.P. Morgan Securities                    112
            based on the difference between (A) the 10 year fixed
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  14,700    To make or receive semi-annual payments through 3/15/2004       Chase Manhattan                          (185)
            based on the difference between (A) the 10 year fixed
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,200    To make or receive semi-annual payments through 6/17/2004       Morgan Stanley Capital Services            37
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   6,400    To make or receive semi-annual payments through 6/17/2004       Goldman Sachs Capital Markets             124
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   3,700    To make or receive semi-annual payments through 3/15/2006       J.P. Morgan Securities                     71
            based on the difference between (A) the 10 year fixed
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   5,500    To make or receive semi-annual payments through 3/15/2006       Goldman Sachs Capital Markets             137
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   3,700    To make or receive semi-annual payments through 3/19/2006       Goldman Sachs Capital Markets              80
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  15,900    To make or receive semi-annual payments through 3/19/2006       J.P. Morgan Securities                    206
            based on the difference between (A) the 10 year fixed
            interest rate of 5.250% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   4,200    To make or receive semi-annual payments through 6/15/2006       Morgan Stanley Capital Services           138
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
  26,350    To make or receive semi-annual payments through 6/15/2006       Morgan Stanley Capital Services           867
            based on the difference between (A) the 10 year fixed
            interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
 $11,900    To make or receive semi-annual payments through 12/17/2006      Bank of America                           836
            based on the difference between (A) the 10 year fixed
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.
  19,500    To make or receive semi-annual payments through 12/17/2006      Goldman Sachs Capital Markets             964
            based on the difference between (A) the 10 year fixed           New York
            interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.
 116,500    To make or receive semi-annual payments through 12/18/2006      Morgan Stanley Capital Services         6,616
            based on the difference between (A) the 10 year fixed                                                 -------
            interest rate of 6.000% over (B) the 10 year floating rate                                            $11,622
            adjusted every six months based upon the USD-LIBOR-BBA.                                               =======

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

------------

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities were valued at $111,690 or 10.78% of net assets.

2 Variable rate security. The stated rate represents the rate in effect at October 31, 2001.

3 Step Coupon security. The stated rate represents the rate in effect at October 31, 2001.

4 At October 31, 2001, securities held by the Fund were pledged to cover margin requirements for open futures contracts, written options on futures contracts, short sales and TBAs. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $521,335.

5   MTN after the name of a security stands for Medium Term Note.

6 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

8 TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2001. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

E  Euro.

Y   Japanese Yen.

L   British Pound.

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 20.8%)

    U.S. Government Obligations
                                              4.6
    Collateralized Mortgage Obligations
                                              9.3
    Asset-Backed Securities
                                              65.3

ASSET-BACKED SECURITIES--65.3%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Aerco Ltd.
               Series 2A Cl. A3
 $ 4,000       2.985%--07/15/2025(1,2)......................  $  4,002
             Arcadia Automobile Receivables Trust
               Series 1998-B Cl. A5
   5,500       6.060%--06/15/2006(2)........................     5,673
             Associates Automobile Receivable Trust
               Series 2000-1 Cl. A3
   2,500       7.300%--01/15/2004...........................     2,589
             Beneficial Home Equity Loan Trust
               Series 1996-1 Cl. A
     604       2.556%--04/28/2026(1,2)......................       604
             Campobello Master Trust
               Series 1999-1A Cl. B
   3,000       3.080%--12/15/2006(1,2,3)....................     3,004
             Chase Funding Loan Acquisition Trust
               Series 2001-C2 Cl. IA2
   4,000       5.673%--05/25/2022(2)........................     4,138
             Chase Manhattan Auto Owner Trust
               Series 1999-A Cl. A4
     700       3.800%--05/15/2008...........................       700
             CIT Marine Trust
               Series 1999-A Cl. A2
   1,599       5.800%--04/15/2010(2)........................     1,633
             CIT RV Trust
               Series 1999-A Cl. A3
   3,300       5.960%--04/15/2011(2)........................     3,421
             CNH Equipment Trust
               Series 2000-B Cl. A2
     684       6.870%--02/15/2004(2)........................       689
             Contimortgage Home Equity Loan Trust
               Pass Thru Certificates
               Series 1998-3 Cl. A10
      35       5.840%--05/15/2016(2)........................        36
             COPEL Capital Funding LLC
               Series 1999-A Cl. A4
   4,220       5.800%--04/15/2003(2)........................     4,278
             DaimlerChrysler Auto Trust
               Series 2001-C Cl. A3
   3,000       4.210%--07/06/2005...........................     3,067
             Discover Card Master Trust
               Series 1999-4 Cl. A
   2,000       5.650%--11/16/2004...........................     2,038
               Series 2000-9 Cl. A
   2,000       6.350%--07/15/2008...........................     2,161
                                                              --------
                                                                 4,199
                                                              --------

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
               Series T-31 Cl. A3
 $ 1,750       6.276%--11/25/2016...........................  $  1,829
             Felco Funding II LLC.
               Series 2000-1 Cl. A3
   4,000       7.585%--06/15/2004(2,3)......................     4,159
             First North American National Bank
               Series 1997-2 Cl. B
   3,000       2.995%--03/15/2006(2)........................     3,009
             Harley Davidson Motorcycle Trust
               Series 2001-2 Cl. A1
   1,400       3.770%--04/17/2006...........................     1,419
             Honda Auto Receivables Owner Trust
               Series 2001-1 Cl. A2
   3,000       5.150%--06/18/2003(2)........................     3,037
             Household Automotive Trust
               Series 2000-3 Cl. A2
   2,866       6.960%--10/17/2003(2)........................     2,902
             Ikon Receivables LLC
               Series 1999-1 Cl. A4
   3,375       6.230%--05/15/2005...........................     3,488
             MMCA Automobile Trust
               Series 2001-3 Cl. A2
   2,000       2.711%--05/17/2004(1)........................     2,003
             Morgan Stanley Dean Witter Capital I
               Series 2001 Cl. A2
   1,800       2.770%--02/25/2032(1)........................     1,800
             Navistar Financial Owner Trust
               Series 2001-B Cl. A4
   2,500       4.370%--11/17/2008...........................     2,500
             Newcourt Equipment Trust Securities
               Series 1999-1 Cl. A4
   3,600       7.180%--11/20/2005(2)........................     3,835
             PECO Energy Transition Trust
               Series 2000-A Cl. A2
   2,000       7.300%--09/01/2004...........................     2,057
             Premier Auto Trust
               Series 1999-3 Cl. A4
   2,600       6.430%--03/08/2004...........................     2,702
             Residential Asset Securities Corp.
               Series 2001 Cl. A
   3,000       5.345%--10/25/2020...........................     3,081
             Saxon Asset Securities Trust
               Series 2001-1 Cl. AF4
   2,000       6.310%--03/25/2026...........................     2,094
             Series 1999-2 Cl. MV2
   1,500       3.611%--05/25/2029(1,2)......................     1,504
                                                              --------
                                                                 3,598
                                                              --------
             Standard Credit Card Master Trust
               Series 1995-1 Cl. A
   2,000       8.250%--01/07/2007...........................     2,263
             Toyota Auto Receivables Owner Trust
               Series 2000-A Cl. A2
     443       7.120%--12/15/2002(2)........................       444
                                                              --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $80,308)............................................    82,159
                                                              --------

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--9.3%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
             CIT Equipment Collateral
               Series 2001-A Cl. A2
 $ 2,500       3.730%--03/22/2004...........................  $  2,530
             Credit Suisse First Boston Mortgage Securities
               Corp.
               Pass Thru Certificates
   3,000       3.004%--08/25/2031(3)........................     3,000
             Federal National Mortgage Association
     864       6.000%--08/15/2018...........................       876
             Federal National Mortgage Association REMIC(4)
               Series 1996-70 Cl. PD
     250       6.250%--07/25/2018(2)........................       249
             Norwest Asset Securities Corp.
               Pass Thru Certificates
               Series 1999-16 Cl. A1
     833       6.000%--06/25/2029(2)........................       831
             Salomon Brothers Mortgage Securities VII
               Series 2001-C1 Cl. A1
   2,881       5.137%--12/18/2035...........................     2,968
             Structured Asset Securities Corp.
               Series 2001-4A Cl. A2
   1,301       5.500%--03/25/2031(2)........................     1,302
                                                              --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $11,615)............................................    11,756
                                                              --------

U.S. GOVERNMENT OBLIGATIONS--4.6%
(Cost $5,800)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
             U.S. Treasury Notes
 $ 5,800       2.750%--09/30/2003...........................  $  5,839
                                                              --------

SHORT-TERM INVESTMENTS--25.1%
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2001 due November 1,
               2001 at 2.50% collateralized by a U.S.
               Treasury Note 6.750% May 15, 2005, par value
               of $27,755 (repurchase proceeds of $31,154
  31,152       when closed on November 1, 2001).............    31,152
                                                              --------
U.S. TREASURY BILLS
             U.S. Treasury Bills
     500       2.240%--03/28/2002(2)........................       496
                                                              --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $31,647)............................................    31,648
                                                              --------
TOTAL INVESTMENTS--104.3%
  (Cost $129,370)...........................................   131,402
CASH AND OTHER ASSETS, LESS LIABILITIES--(4.3%).............    (5,443)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $125,959
                                                              ========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2001 ARE AS FOLLOWS:

                                                                                AGGREGATE                             UNREALIZED
                                                                 NUMBER OF      FACE VALUE                           APPRECIATION
DESCRIPTION                                                      CONTRACTS        (000S)        EXPIRATION DATE         (000S)
-----------                                                      ---------      ----------      ---------------      ------------
U.S. Treasury Note--2 Yr. (Buy)............................         16            $3,200        Dec-01                   $24

------------

1 Floating rate security. The stated rate represents the rate in effect at October 31, 2001.

2 At October 31, 2001, securities held by the Fund were pledged to cover margin requirements for open futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $49,246.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities were valued at $10,163 or 8.07% of net assets.

4 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2001

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash of 0.3%)

    Repurchase Agreement
                                              13.5
    Bank Obligations
                                              23.5
    Commercial Paper
                                              62.7

BANK OBLIGATIONS--23.5%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                         (000S)
-----------------------------------------------------------------------
             ABN Amro North America
 $ 6,000       2.770%--12/20/2001............................  $  6,004
             Bank of Montreal
   7,000       2.360%--12/10/2001............................     7,000
             Barclays Bank plc
   2,000       4.290%--04/25/2002............................     1,999
             Canadian Imperial Bank
   6,000       2.500%--12/07/2001............................     6,001
             Chase Manhattan Bank
   6,500       2.450%--11/16/2001............................     6,500
             CommerzBank AG
     800       5.040%--02/26/2002............................       802
             LandesBank Hessen Thuringen
   2,000       5.450%--01/08/2002............................     2,000
             Morgan Stanley Group Inc.
   2,250       6.375%--08/01/2002............................     2,292
             Toronto Dominion Bank
   7,000       2.460%--11/09/2001............................     7,000
                                                               --------
TOTAL BANK OBLIGATIONS
  (Cost $39,598).............................................    39,598
                                                               --------

COMMERCIAL PAPER--62.7%
             ANZ Delaware Inc.
   6,000       2.445%--12/21/2001............................     5,980
             Banque Et Caisse D'Epargne
   6,000       2.460%--12/27/2001............................     5,977
             Barclays US Funding Corp.
   4,000       2.473%--11/02/2001............................     4,000
             BCI Funding Corp.
   6,500       2.470%--12/20/2001............................     6,478
             Credit Agricole Indosuez Inc. Yrs 3&4
   6,000       2.270%--04/02/2002............................     5,943
             Danske Bank A/S
   6,000       3.550%--11/01/2001............................     6,000

COMMERCIAL PAPER--CONTINUED
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                         (000S)
-----------------------------------------------------------------------
             Dresdner Bank AG
 $ 5,950       2.358%--12/05/2001............................  $  5,937
             General Electric Capital Corp.
   6,000       3.386%--02/25/2002............................     5,936
             ING America Insurance
   6,000       3.380%--11/19/2001............................     5,990
             Koch Industries Inc.
   6,000       2.630%--11/01/2001............................     6,000
             Lloyds TSB Group plc
   5,500       3.800%--11/19/2001............................     5,489
             Paccar Financial Corp.
   2,000       4.350%--12/14/2001............................     1,990
             Province De Quebec Yrs 3&4
   5,165       3.340%--11/30/2001............................     5,151
             San Paolo U.S. Finance Co.
   5,000       4.055%--12/03/2001............................     4,982
             Sigma Finance Inc. Yrs 1&2
   6,000       3.590%--12/12/2001............................     5,975
             Societe Generale North America Inc.
   6,000       2.280%--01/14/2002............................     5,972
             State Street Corp.
   7,000       2.500%--11/01/2001............................     7,000
             UBS Finance Inc. Yrs 3&4
   6,000       2.650%--11/01/2001............................     6,000
             WestpacTrust Securities NZ Ltd.
   3,576       2.400%--11/27/2001............................     3,570
   1,600       2.220%--12/03/2001............................     1,597
                                                               --------
                                                                  5,167
                                                               --------
TOTAL COMMERCIAL PAPER
  (Cost $105,967)............................................   105,967
                                                               --------

REPURCHASE AGREEMENT--13.5%
(Cost $22,834)
             Repurchase Agreement with State Street Bank &
                 Trust dated October 31, 2001 due November 1,
                 2001 at 2.50% collateralized by a U.S.
                 Treasury Bills 8.875% August 15, 2017, par
                 value of $16,315 (repurchase proceeds of
   22,834        $22,836 when closed on November 1, 2001)....    22,834
                                                               --------
TOTAL INVESTMENTS--99.7%
  (Cost $168,399)(1).........................................   168,399
CASH AND OTHER ASSETS, LESS LIABILITIES--0.3%................       435
                                                               --------
TOTAL NET ASSETS--100.0%.....................................  $168,834
                                                               ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2001

(All amounts in Thousands, except per share amounts)

                                                                HARBOR                  HARBOR
                                                                MID CAP     HARBOR     SMALL CAP
                                                                GROWTH      GROWTH      GROWTH
------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................    $12,128    $157,662     $17,353
================================================================================================
Investments, at value.......................................    $ 9,740    $118,231     $14,010
Repurchase agreements.......................................        165          --       3,398
Cash........................................................         --          --          --
Foreign currency, at value (cost: $0; $0; $0; $0; $1; $0;
  $0; $0; $0; $1,786; $0; $0)...............................         --          --          --
Receivables for:
  Investments sold..........................................         59          --          49
  Capital shares sold.......................................          7          85           5
  Dividends.................................................         --          --          --
  Interest..................................................         --          44          --
  Swap agreements (cost: $0, $0, $0, $0, $0, $0, $0, $0, $0,
     $2,252, $0, $0)........................................         --          --          --
  Variation margin on futures contracts.....................         --          --          --
Withholding tax receivable..................................         --          --          --
Other assets................................................          1          19           1
------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........................................      9,972     118,379      17,463
LIABILITIES
Payables for:
  Investments purchased.....................................        103          --         108
  Capital shares reacquired.................................        100         277           9
  Dividends to shareholders.................................         --          --          --
  Investments sold short, at value (proceeds $0; $0; $0; $0;
     $0; $0; $0; $0; $0; $6,455; $0; $0)....................         --          --          --
  Written options, at value (premiums received $0; $0; $0;
     $0; $0; $0; $0; $0; $0; $7,416; $0; $0)................         --          --          --
  Interest on swap agreements...............................         --          --          --
  Open forward currency contracts...........................         --          --          --
Accrued expenses:
  Adviser's fees............................................          4         146           7
  Trustees' fees............................................         --           1          --
  Transfer agent's fees.....................................         11           3          12
  Other.....................................................          2           1          10
  TBA sale commitments at value (proceeds receivable $0; $0;
     $0; $0; $0; $0; $0; $0; $0; $93,787; $0; $0)...........         --          --          --
------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....................................        220         428         146
NET ASSETS..................................................    $ 9,752    $117,951     $17,317
================================================================================================
Net assets consist of:
  Paid-in capital...........................................    $14,223    $168,404     $17,872
  Undistributed/(overdistributed) net investment income.....         --          --          --
  Accumulated net realized gain/(loss)......................     (2,248)    (11,022)       (610)
  Unrealized appreciation/(depreciation) of investments,
     swap agreements, written options, foreign currency,
     investments sold short and translation of assets and
     liabilities in foreign currencies......................     (2,223)    (39,431)         55
  Unrealized appreciation of futures and forward
     contracts..............................................         --          --          --
------------------------------------------------------------------------------------------------
                                                                $ 9,752    $117,951     $17,317
================================================================================================
Shares of beneficial interest...............................      1,728      11,573       1,782
Net asset value, offering and redemption price per share....    $  5.64    $  10.19     $  9.72

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

       HARBOR                          HARBOR                                          HARBOR                   HARBOR     HARBOR
    INTERNATIONAL      HARBOR         CAPITAL           HARBOR           HARBOR       LARGE CAP     HARBOR      SHORT      MONEY
       GROWTH       GLOBAL EQUITY   APPRECIATION   INTERNATIONAL II   INTERNATIONAL     VALUE        BOND      DURATION    MARKET
----------------------------------------------------------------------------------------------------------------------------------

      $525,888         $7,656        $6,164,138        $95,613         $2,652,642     $124,090    $1,409,418   $129,370   $168,399
==================================================================================================================================
      $430,637         $6,197        $6,041,024        $76,736         $3,488,056     $116,977    $1,430,119   $100,250   $145,565
            --            587                --             --                 --       12,063            --     31,152     22,834
            --              1                 1             --                 --        1,087        30,014          1          2
            --              1                --             --                 --           --         1,786         --         --

        11,442             69            15,294          4,294                 --           --       149,090         --         --
            40             15             2,581              6                579          154           474        435        310
           357              7             1,903             12              3,322           21            --         --         --
             3             --                 5             --                245           --         7,353        371        273
            --             --                --             --                 --           --        13,874         --         --
            --             --                --             --                 --           --         2,443          3         --
           585              2                 4            233              8,906            1            --         --         --
             6              1                16              3                 16           25            20         20         18
----------------------------------------------------------------------------------------------------------------------------------
       443,070          6,880         6,060,828         81,284          3,501,124      130,328     1,635,173    132,232    169,002

         5,015             94            18,361          1,705                 --           --       464,891      6,200         --
           146             --            19,372             19                549          218        26,183         48        117
            --             --                --             --                 --           --             6          6         12
            --             --                --             --                 --           --         6,510         --         --
            --             --                --             --                 --           --         5,737         --         --
            --             --                --             --                 --           --           151         --         --
            --             --                --             --                 --           --           195         --         --

           246              3             2,953             42              2,316           72           406         17         21
             3             --                25             --                 15           --             3         --         --
             8              4                12              1                  9           --            --         --         16
           451             14                 6          2,474                878            9            51          2          2
            --             --                --             --                 --           --        94,488         --         --
----------------------------------------------------------------------------------------------------------------------------------
         5,869            115            40,729          4,241              3,767          299       598,621      6,273        168
      $437,201         $6,765        $6,020,099        $77,043         $3,497,357     $130,029    $1,036,552   $125,959   $168,834
==================================================================================================================================

      $923,107         $8,656        $8,011,607        $97,913         $2,526,606     $138,505    $  971,769   $145,871   $168,834
            68              5             9,072            708             32,074           56         6,200        (85)        --
      (390,694)        (1,024)       (1,877,466)        (2,699)           103,429      (13,482)       17,904    (21,883)        --

       (95,280)          (872)         (123,114)       (18,879)           835,248        4,950        33,449      2,032         --
            --             --                --             --                 --           --         7,230         24         --
----------------------------------------------------------------------------------------------------------------------------------
      $437,201         $6,765        $6,020,099        $77,043         $3,497,357     $130,029    $1,036,552   $125,959   $168,834
==================================================================================================================================
        51,821            915           228,019          7,703            122,051        9,997        86,008     14,491    168,834
      $   8.44         $ 7.39        $    26.40        $ 10.00         $    28.65     $  13.01    $    12.05   $   8.69   $   1.00

HARBOR FUND
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2001
(All amounts in Thousands)

                                                          HARBOR                                 HARBOR                HARBOR
                                                          MID CAP            HARBOR             SMALL CAP           INTERNATIONAL
                                                          GROWTH             GROWTH              GROWTH                GROWTH
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...........................................    $     8           $      52             $  15               $   8,023
  Interest............................................         17               1,318                37                   1,214
  Foreign taxes withheld..............................         --                  --                --                    (899)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................         25               1,370                52                   8,338
OPERATING EXPENSES:
  Investment advisory fees............................         67               1,333                73                   5,850
  Shareholder communications..........................          3                  41                 4                      83
  Custodian fees......................................         21                  25                21                     522
  Transfer agent fees.................................         14                 210                15                     384
  Professional fees...................................          4                   7                 6                      34
  Trustees' fees and expenses.........................         --                   4                --                      14
  Registration fees...................................         12                  46                14                      27
  Amortization of organization costs..................         --                  --                --                      --
  Insurance...........................................         --                   3                --                       6
  Miscellaneous.......................................          4                   8                 4                      16
---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses.........................        125               1,677               137                   6,936
  Advisory fee waived.................................        (18)                 --               (20)                     --
  Other expense reimbursements and reductions.........         --                  (2)               --                     (18)
---------------------------------------------------------------------------------------------------------------------------------
     Net operating expenses...........................        107               1,675               117                   6,918
  Dividend expense on investments sold short..........         --                  --                --                      --
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)..........................        (82)               (305)              (65)                  1,420
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments......................................     (2,248)            (11,022)             (610)               (370,483)
     Foreign currency transactions....................         --                  --                --                    (620)
     Investments sold short...........................         --                  --                --                      --
     Swap agreements..................................         --                  --                --                      --
     Futures contracts................................         --                  --                --                      --
     Written options..................................         --                  --                --                      --
  Change in net unrealized appreciation/(depreciation)
     on:
     Investments, foreign currency, written options
       and investments sold short.....................     (2,223)           (133,296)               55                (110,322)
     Swap agreements..................................         --                  --                --                      --
     Futures contracts................................         --                  --                --                      --
     Forward currency contracts.......................         --                  --                --                      --
     Translation of assets and liabilities in foreign
       currencies.....................................         --                  --                --                     104
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions..........     (4,471)           (144,318)             (555)               (481,321)
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.......................................    $(4,553)          $(144,623)            $(620)              $(479,901)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

HARBOR       HARBOR                                          HARBOR                 HARBOR    HARBOR
GLOBAL      CAPITAL           HARBOR           HARBOR       LARGE CAP    HARBOR     SHORT     MONEY
EQUITY    APPRECIATION   INTERNATIONAL II   INTERNATIONAL     VALUE       BOND     DURATION   MARKET
----------------------------------------------------------------------------------------------------

$    71   $    47,795        $  1,926        $   103,176     $ 2,962    $     --    $   --    $   --
     14        10,650              58             10,150         606      54,228     5,923     7,165
     (4)         (453)           (226)           (13,537)        (12)         --        --        --
----------------------------------------------------------------------------------------------------
     81        57,992           1,758             99,789       3,556      54,228     5,923     7,165

     37        43,124             783             37,347         834       6,252       421       430
      1           628              16                359          15          80         4        27
     17           408              95              2,925          96         186        15        42
      4         2,214              87              1,551          86         330        17       181
     --           239               4                145           5          22         5         4
     --           113               2                 68           2          12         2         1
      8           603              31                  7          28          46        27        31
     --            --               3                 --          --          --        --        --
     --            12               3                 12           2           5         2         2
      2            78               9                  1           7          12         7         7
----------------------------------------------------------------------------------------------------
     69        47,419           1,033             42,415       1,075       6,945       500       725
    (10)           --            (101)            (2,576)         --      (1,960)     (210)     (172)
     --           (53)             (1)               (16)         (1)         (8)       (8)       (6)
----------------------------------------------------------------------------------------------------
     59        47,366             931             39,823       1,074       4,977       282       547
     --            --              --                 --         196          --        --        --
----------------------------------------------------------------------------------------------------
     22        10,626             827             59,966       2,286      49,251     5,641     6,618

 (1,047)   (1,807,374)         (2,314)           207,985      (6,076)     23,103       361         2
      6            --             (23)           (38,972)         --      (1,267)       --        --
     --            --              --                 --        (564)     (1,119)       --        --
     --            --              --                 --          --      (2,252)       --        --
     --            --              --                 --      (3,990)      4,215       130        --
     --            --              --                 --          --       2,699         9        --

   (872)   (1,461,985)        (27,020)        (1,037,366)      2,779      32,115     1,818        --
     --            --              --                 --          --      14,660        --        --
     --            --              --                 --         693       6,888         4        --
     --            --              --                 --          --        (195)       --        --
     --            --              27                940          --         645        --        --
----------------------------------------------------------------------------------------------------
 (1,913)   (3,269,359)        (29,330)          (867,413)     (7,158)     79,492     2,322         2
----------------------------------------------------------------------------------------------------
$(1,891)  $(3,258,733)       $(28,503)       $  (807,447)    $(4,872)   $128,743    $7,963    $6,620
====================================================================================================

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                  HARBOR                         HARBOR
                                                              MID CAP GROWTH                     GROWTH
                                                              --------------         -------------------------------
                                                               NOVEMBER 1,           NOVEMBER 1,         NOVEMBER 1,
                                                                   2000                 2000                1999
                                                                 THROUGH               THROUGH             THROUGH
                                                               OCTOBER 31,           OCTOBER 31,         OCTOBER 31,
                                                                   2001                 2001                2000
--------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income/(loss)............................     $   (82)             $    (305)          $     46
    Net realized gain/(loss) on investments, foreign
     currency transactions, investments sold short, swap
     agreements, futures contracts and written options......      (2,248)               (11,022)            20,777
    Net unrealized appreciation/(depreciation) of
     investments, written options, investments sold short,
     swap agreements, futures contracts, forward foreign
     currency contracts and translation of assets and
     liabilities in foreign currencies......................      (2,223)              (133,296)            40,500
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      (4,553)              (144,623)            61,323
--------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
    Net investment income...................................          --                    (82)                --
    Net realized gain on investments........................          --                (17,428)           (10,441)
--------------------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................          --                (17,510)           (10,441)
--------------------------------------------------------------------------------------------------------------------
  Capital share transactions:
    Net proceeds from sale of shares........................      16,950                 58,621            153,456
    Net asset value of shares issued in connection with
     reinvestment of:
      Dividends from net investment income..................          --                     81                 --
      Distributions from net realized gain on investments...          --                 17,198             10,293
    Cost of shares reacquired...............................      (2,645)               (71,415)           (84,281)
--------------------------------------------------------------------------------------------------------------------
    NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...........................................      14,305                  4,485             79,468
--------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease) in net assets...................       9,752               (157,648)           130,350
NET ASSETS:
  Beginning of period.......................................          --                275,599            145,249
--------------------------------------------------------------------------------------------------------------------
  END OF PERIOD *...........................................     $ 9,752              $ 117,951           $275,599
====================================================================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................       2,099                  3,837              6,092
  Reinvested in payment of investment income dividends......          --                      5                 --
  Reinvested in payment of capital gain distributions.......          --                  1,040                475
  Reacquired................................................        (371)                (4,682)            (3,484)
--------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............       1,728                    200              3,083
  Outstanding:
    Beginning of period.....................................          --                 11,373              8,290
--------------------------------------------------------------------------------------------------------------------
    End of period...........................................       1,728                 11,573             11,373
====================================================================================================================
*  Includes undistributed/(over-distributed) net investment
   income of:...............................................     $    --              $      --           $     39

    The accompanying notes are an integral part of the financial statements.

         HARBOR                 HARBOR                HARBOR                HARBOR
    SMALL CAP GROWTH     INTERNATIONAL GROWTH      GLOBAL EQUITY     CAPITAL APPRECIATION
    ----------------   -------------------------   -------------   -------------------------
      NOVEMBER 1,      NOVEMBER 1,   NOVEMBER 1,    FEBRUARY 1,    NOVEMBER 1,   NOVEMBER 1,
          2000            2000          1999           2001           2000          1999
        THROUGH          THROUGH       THROUGH        THROUGH        THROUGH       THROUGH
      OCTOBER 31,      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
          2001            2001          2000           2001           2001          2000
--------------------------------------------------------------------------------------------
        $   (65)       $    1,420    $    1,511       $   22       $    10,626   $    (5,764)
           (610)         (371,103)      146,960       (1,041)       (1,807,374)    1,254,783
             55          (110,218)     (142,213)        (872)       (1,461,985)     (601,183)
--------------------------------------------------------------------------------------------
           (620)         (479,901)        6,258       (1,891)       (3,258,733)      647,836
--------------------------------------------------------------------------------------------
             --              (293)       (9,899)          --                --            --
             --          (121,187)      (98,795)          --        (1,154,660)     (660,216)
--------------------------------------------------------------------------------------------
             --          (121,480)     (108,694)          --        (1,154,660)     (660,216)
--------------------------------------------------------------------------------------------
         19,457           428,940       597,417       10,092         2,165,435     3,522,668
             --               258         8,659           --                --            --
             --           118,213        94,385           --         1,114,970       619,790
         (1,520)         (755,911)     (733,456)      (1,436)       (1,947,230)   (1,514,562)
--------------------------------------------------------------------------------------------
         17,937          (208,500)      (32,995)       8,656         1,333,175     2,627,896
--------------------------------------------------------------------------------------------
         17,317          (809,881)     (135,431)       6,765        (3,080,218)    2,615,516
             --         1,247,082     1,382,513           --         9,100,317     6,484,801
--------------------------------------------------------------------------------------------
        $17,317        $  437,201    $1,247,082       $6,765       $ 6,020,099   $ 9,100,317
============================================================================================
          1,935            35,196        29,877        1,091            66,131        67,564
             --                19           409           --                --            --
             --             8,635         4,459           --            32,784        12,613
           (153)          (63,042)      (36,012)        (176)          (59,853)      (29,438)
--------------------------------------------------------------------------------------------
          1,782           (19,192)       (1,267)         915            39,062        50,739
             --            71,013        72,280           --           188,957       138,218
--------------------------------------------------------------------------------------------
          1,782            51,821        71,013          915           228,019       188,957
============================================================================================
        $    --        $       68    $      218       $    5       $     9,072   $        --

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS--CONTINUED

(All amounts in Thousands)

                                                                      HARBOR                                  HARBOR
                                                                 INTERNATIONAL II                          INTERNATIONAL
                                                          -------------------------------         -------------------------------
                                                          NOVEMBER 1,         NOVEMBER 1,         NOVEMBER 1,         NOVEMBER 1,
                                                             2000                1999                2000                1999
                                                            THROUGH             THROUGH             THROUGH             THROUGH
                                                          OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
                                                             2001                2000                2001                2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income/(loss)........................   $    827            $  1,079           $    59,966         $    74,458
    Net realized gain/(loss) on investments, foreign
      currency transactions, investments sold short,
      swap agreements, futures contracts and written
      options...........................................     (2,337)              9,593               169,013             524,664
    Net unrealized appreciation/(depreciation) of
      investments, written options, investments sold
      short, swap agreements, futures contracts, forward
      foreign currency contracts and translation of
      assets and liabilities in foreign currencies......    (26,993)             (2,036)           (1,036,426)           (368,363)
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................    (28,503)              8,636              (807,447)            230,759
---------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
    Net investment income...............................     (1,265)             (1,349)              (86,391)            (84,210)
    Net realized gain on investments....................     (6,349)             (4,991)             (462,932)           (371,384)
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.................     (7,614)             (6,340)             (549,323)           (455,594)
---------------------------------------------------------------------------------------------------------------------------------
  Capital share transactions:
    Net proceeds from sale of shares....................     37,828             102,142               743,213             487,519
    Net asset value of shares issued in connection with
      reinvestment of:
      Dividends from net investment income..............      1,208               1,258                77,031              71,586
      Distributions from net realized gain on
         investments....................................      6,191               4,739               442,276             344,123
    Cost of shares reacquired...........................    (58,893)            (98,400)           (1,238,668)         (1,209,142)
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
      TRANSACTIONS......................................    (13,666)              9,739                23,852            (305,914)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease) in net assets...............    (49,783)             12,035            (1,332,918)           (530,749)
NET ASSETS:
  Beginning of period...................................    126,826             114,791             4,830,275           5,361,024
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*........................................   $ 77,043            $126,826           $ 3,497,357         $ 4,830,275
=================================================================================================================================
NUMBER OF CAPITAL SHARES:
  Sold..................................................      3,006               6,768                22,827              12,029
  Reinvested in payment of investment income
    dividends...........................................         91                  87                 2,288               1,770
  Reinvested in payment of capital gain distributions...        468                 326                13,140               8,510
  Reacquired............................................     (4,742)             (6,598)              (40,524)            (29,830)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.........     (1,177)                583                (2,269)             (7,521)
  Outstanding:
    Beginning of period.................................      8,880               8,297               124,320             131,841
---------------------------------------------------------------------------------------------------------------------------------
    End of period.......................................      7,703               8,880               122,051             124,320
=================================================================================================================================
*  Includes undistributed/(over-distributed) net
   investment income of:................................   $    708            $     13           $    32,074         $    50,361

    The accompanying notes are an integral part of the financial statements.

             HARBOR                      HARBOR                      HARBOR                      HARBOR
         LARGE CAP VALUE                  BOND                   SHORT DURATION               MONEY MARKET
    -------------------------   -------------------------   -------------------------   -------------------------
    NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
       2000          1999          2000          1999          2000          1999          2000          1999
      THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
       2001          2000          2001          2000          2001          2000          2001          2000
-----------------------------------------------------------------------------------------------------------------
     $  2,286      $  2,982     $   49,251     $  39,061     $   5,641     $  10,863     $   6,618     $   5,804
      (10,630)        2,728         25,379         3,583           500        (1,552)            2             7
        3,472        (1,752)        54,113           (13)        1,822           976            --            --
-----------------------------------------------------------------------------------------------------------------
       (4,872)        3,958        128,743        42,631         7,963        10,287         6,620         5,811
-----------------------------------------------------------------------------------------------------------------
       (2,421)       (3,157)       (40,763)      (33,143)       (5,800)      (11,343)       (6,618)       (5,811)
       (1,898)      (15,960)        (4,887)           --            --            --            (2)           --
-----------------------------------------------------------------------------------------------------------------
       (4,319)      (19,117)       (45,650)      (33,143)       (5,800)      (11,343)       (6,620)       (5,811)
-----------------------------------------------------------------------------------------------------------------
       38,924        38,950        470,485       255,323       275,635       311,299       302,450       126,557
        2,324         3,063         37,555        28,899         5,729        11,254         6,353         5,577
        1,836        15,544          3,414            --            --            --            --            --
      (51,479)      (52,165)      (275,250)     (203,635)     (282,600)     (447,907)     (245,862)     (123,506)
-----------------------------------------------------------------------------------------------------------------
       (8,395)        5,392        236,204        80,587        (1,236)     (125,354)       62,941         8,628
-----------------------------------------------------------------------------------------------------------------
      (17,586)       (9,767)       319,297        90,075           927      (126,410)       62,941         8,628
      147,615       157,382        717,255       627,180       125,032       251,442       105,893        97,265
-----------------------------------------------------------------------------------------------------------------
     $130,029      $147,615     $1,036,552     $ 717,255     $ 125,959     $ 125,032     $ 168,834     $ 105,893
=================================================================================================================
        5,391         2,919         41,186        23,549        31,974        36,609       302,450       126,557
          133           231          3,296         2,682           665         1,326         6,353         5,577
          178         1,179            303            --            --            --            --            --
       (6,337)       (3,916)       (23,976)      (18,861)      (32,842)      (52,625)     (245,862)     (123,506)
-----------------------------------------------------------------------------------------------------------------
         (635)          413         20,809         7,370          (203)      (14,690)       62,941         8,628
       10,632        10,219         65,199        57,829        14,694        29,384       105,893        97,265
-----------------------------------------------------------------------------------------------------------------
        9,997        10,632         86,008        65,199        14,491        14,694       168,834       105,893
=================================================================================================================
     $     56      $     47     $    6,200     $   2,316     $     (85)    $      61     $      --     $      --

HARBOR FUND FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                 INCOME FROM INVESTMENT OPERATIONS
                                                           ---------------------------------------------
                                                                                   NET REALIZED AND
                                                                               UNREALIZED GAINS/(LOSSES)
                                                                                ON INVESTMENTS, FUTURES
                                                                                  CONTRACTS, WRITTEN
                                              NET ASSET                        OPTIONS, SWAP AGREEMENTS,
                                                VALUE           NET             INVESTMENTS SOLD SHORT      TOTAL FROM
                                              BEGINNING     INVESTMENT           AND FOREIGN CURRENCY       INVESTMENT
YEAR/PERIOD ENDED                             OF PERIOD    INCOME/(LOSS)               CONTRACTS            OPERATIONS
----------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
October 31, 2001(1).......................     $10.00          $  --                    $ (4.36)             $ (4.36)
----------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
October 31, 2001..........................     $24.23          $  --                    $(12.48)             $(12.48)
October 31, 2000..........................      17.52             --                       7.90                 7.90
October 31, 1999..........................      10.81           (.07)                      7.85                 7.78
October 31, 1998..........................      14.20           (.04)                     (1.07)               (1.11)
October 31, 1997(2).......................      16.00             --                       2.30                 2.30
----------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
October 31, 2001(1).......................     $10.00          $  --                    $  (.28)             $  (.28)
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2001..........................     $17.56          $  --                    $ (7.30)             $ (7.30)
October 31, 2000..........................      19.13            .01                       (.06)                (.05)
October 31, 1999..........................      18.07            .14                       1.30                 1.44
October 31, 1998..........................      16.15            .11                       2.52                 2.63
October 31, 1997..........................      15.35            .12                       1.12                 1.24
----------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
October 31, 2001(3).......................     $10.00          $  --                    $ (2.61)             $ (2.61)
----------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2001..........................     $48.16          $ .04                    $(15.63)             $(15.59)
October 31, 2000..........................      46.92             --                       5.84                 5.84
October 31, 1999..........................      33.51           (.02)                     15.78                15.76
October 31, 1998..........................      34.01            .07                       4.35                 4.42
October 31, 1997..........................      25.88            .06                       8.95                 9.01
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2001..........................     $14.28          $ .24(c)                 $ (3.62)             $ (3.38)
October 31, 2000..........................      13.83            .01(c)                    1.23                 1.24
October 31, 1999..........................      11.26            .18(c)                    2.54                 2.72
October 31, 1998..........................      12.14            .12(c)                    (.37)                (.25)
October 31, 1997..........................      10.47            .10(c)                    1.63                 1.73
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
October 31, 2001..........................     $38.85          $ .57(c)                 $ (6.27)             $ (5.70)
October 31, 2000..........................      40.66            .48(c)                    1.22                 1.70
October 31, 1999..........................      36.97            .67(c)                    5.90                 6.57
October 31, 1998..........................      35.84            .51(c)                    1.92                 2.43
October 31, 1997..........................      31.21            .41(c)                    5.44                 5.85
----------------------------------------------------------------------------------------------------------------------


                                                  LESS DISTRIBUTIONS
                                            ------------------------------
                                            DIVIDENDS      DISTRIBUTIONS
                                             FROM NET         FROM NET
                                            INVESTMENT        REALIZED            TOTAL
YEAR/PERIOD ENDED                             INCOME      CAPITAL GAINS(5)    DISTRIBUTIONS
HARBOR MID CAP GROWTH FUND
October 31, 2001(1).......................    $  --            $   --            $   --
---------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
October 31, 2001..........................    $(.01)           $(1.55)           $(1.56)
October 31, 2000..........................       --             (1.19)            (1.19)
October 31, 1999..........................       --             (1.07)            (1.07)
October 31, 1998..........................       --             (2.28)            (2.28)
October 31, 1997(2).......................       --             (4.10)            (4.10)
----------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
October 31, 2001(1).......................    $  --            $   --            $   --
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2001..........................    $  --            $(1.82)           $(1.82)
October 31, 2000..........................     (.14)            (1.38)            (1.52)
October 31, 1999..........................     (.11)             (.27)             (.38)
October 31, 1998..........................     (.12)             (.59)             (.71)
October 31, 1997..........................     (.08)             (.36)             (.44)
----------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
October 31, 2001(3).......................    $  --            $   --            $   --
----------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2001..........................    $  --            $(6.17)           $(6.17)
October 31, 2000..........................       --             (4.60)            (4.60)
October 31, 1999..........................     (.07)            (2.28)            (2.35)
October 31, 1998..........................     (.07)            (4.85)            (4.92)
October 31, 1997..........................     (.02)             (.86)             (.88)
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2001..........................    $(.15)           $ (.75)           $ (.90)
October 31, 2000..........................     (.17)             (.62)             (.79)
October 31, 1999..........................     (.15)               --              (.15)
October 31, 1998..........................     (.10)             (.53)             (.63)
October 31, 1997..........................     (.02)             (.04)             (.06)
----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
October 31, 2001..........................    $(.71)           $(3.79)           $(4.50)
October 31, 2000..........................     (.65)            (2.86)            (3.51)
October 31, 1999..........................     (.58)            (2.30)            (2.88)
October 31, 1998..........................     (.40)             (.90)            (1.30)
October 31, 1997..........................     (.42)             (.80)            (1.22)
----------------------------------------------------------------------------------------------------------------------

See page 50 for notes to the Financial Highlights.

    The accompanying notes are an integral part of the financial statements.

                                                                             RATIO OF          RATIO OF
                                                    RATIO OF                ADVISER OR         OPERATING          RATIO OF
     NET ASSET                                      OPERATING             SUBADVISER FEES   EXPENSES NET OF   INTEREST/DIVIDEND
       VALUE                     NET ASSETS         EXPENSES                NOT IMPOSED     ALL OFFSETS TO         EXPENSE
        END      TOTAL          END OF PERIOD      TO AVERAGE               TO AVERAGE          AVERAGE          TO AVERAGE
     OF PERIOD   RETURN            (000S)       NET ASSETS (%)(6)         NET ASSETS (%)    NET ASSETS (%)     NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

      $ 5.64     (43.60)%(e)     $    9,752           1.20%(c)                  .20%             1.20%               --%
-------------------------------------------------------------------------------------------------------------------------------
      $10.19     (53.96)%        $  117,951            .95%                      --%              .95%               --%
       24.23     45.92              275,599            .88                       --               .87                --
       17.52     76.51              145,249            .90                       --               .90                --
       10.81     (8.73)              88,030           1.00                       --              1.00                --
       14.20     18.64              104,568           1.12                       --              1.12                --
-------------------------------------------------------------------------------------------------------------------------------
      $ 9.72     (2.80)%(e)      $   17,317           1.20%(c)                  .20%             1.20%               --%
-------------------------------------------------------------------------------------------------------------------------------
      $ 8.44     (45.53)%        $  437,201            .89%                      --%              .89%               --%
       17.56     (1.58)           1,247,082            .89                       --               .89                --
       19.13      7.87            1,382,513            .91                       --               .91                --
       18.07     16.96            1,178,252            .96                       --               .96                --
       16.15      8.13              918,950           1.02                       --              1.02                --
-------------------------------------------------------------------------------------------------------------------------------
      $ 7.39     (26.10)%(b,e)   $    6,765           1.20%(a,c)                .20%(a)          1.20%(a)            --%
-------------------------------------------------------------------------------------------------------------------------------
      $26.40     (35.23)%        $6,020,099            .66%                      --%              .66%               --%
       48.16     12.26            9,100,317            .64                       --               .64                --
       46.92     48.59            6,484,801            .66                       --               .66                --
       33.51     15.72            3,833,598            .68                       --               .68                --
       34.01     35.73            2,798,404            .70                       --               .70                --
-------------------------------------------------------------------------------------------------------------------------------
      $10.00     (25.22)%(e)     $   77,043            .89%(c)                  .10%              .89%               --%
       14.28      8.81(e)           126,826            .93(c)                   .10               .92                --
       13.83     24.37(e)           114,791            .92(c)                   .10               .92                --
       11.26     (1.98)(e)          112,669           1.15(c)                   .10              1.15                --
       12.14     16.64(e)           134,957            .99(c)                   .20               .98                --
-------------------------------------------------------------------------------------------------------------------------------
      $28.65     (16.40)%(e)     $3,497,357            .91%(c)                  .06%              .91%               --%
       38.85      3.74(e)         4,830,275            .92(c)                   .06               .92                --
       40.66     18.54(e)         5,361,024            .92(c)                   .06               .92                --
       36.97      6.97(e)         5,088,401            .94(c)                   .06               .94                --
       35.84     19.26(e)         5,090,048            .97(c)                   .05               .97                --
-------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
     INCOME/(LOSS)
       TO AVERAGE      PORTFOLIO
     NET ASSETS (%)   TURNOVER (%)
-------------------------------------------------------------------------------------------------------------------------------
          (.92)%(c)          61%
-------------------------------------------------------------------------------------------------------------------------------
          (.17)%              9%
           .02               13
          (.54)              13
          (.30)              23
          (.47)             147
-------------------------------------------------------------------------------------------------------------------------------
          (.67)%(c)          56%
-------------------------------------------------------------------------------------------------------------------------------
           .18%              63%
           .10              103
           .78               48
           .62               85
           .91               76
-------------------------------------------------------------------------------------------------------------------------------
           .45%(a,c)        143%(b)
-------------------------------------------------------------------------------------------------------------------------------
           .15%              89%
          (.07)              86
          (.05)              68
           .24               70
           .23               73
-------------------------------------------------------------------------------------------------------------------------------
           .79%(c)           33%
           .85(c)            65
          1.36(c)            52
           .86(c)            70
          1.33(c)            58
-------------------------------------------------------------------------------------------------------------------------------
          1.36%(c)            7%
          1.40(c)            10
          1.65(c)             4
          1.27(c)            14
          1.20(c)             6
-------------------------------------------------------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                              INCOME FROM INVESTMENT OPERATIONS
                                                         --------------------------------------------
                                                                               NET REALIZED AND
                                                                           UNREALIZED GAINS/(LOSSES)
                                                                            ON INVESTMENTS, FUTURES
                                                                              CONTRACTS, WRITTEN
                                            NET ASSET                      OPTIONS, SWAP AGREEMENTS,
                                              VALUE           NET           INVESTMENTS SOLD SHORT       TOTAL FROM
                                            BEGINNING     INVESTMENT         AND FOREIGN CURRENCY        INVESTMENT
YEAR/PERIOD ENDED                           OF PERIOD    INCOME/(LOSS)             CONTRACTS             OPERATIONS
-------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
October 31, 2001(4).....................     $13.88          $.24                   $ (.68)                $ (.44)
October 31, 2000........................      15.40           .27                      .08                    .35
October 31, 1999........................      15.21           .27                     1.80                   2.07
October 31, 1998........................      18.17           .27                      .79                   1.06
October 31, 1997........................      16.04           .34                     4.13                   4.47
-------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 2001........................     $11.00          $.56(c)                $ 1.08                 $ 1.64
October 31, 2000........................      10.85           .57(c)                   .15                    .72
October 31, 1999........................      11.82           .58(c)                  (.49)                   .09
October 31, 1998........................      11.57           .61(c)                   .53                   1.14
October 31, 1997........................      11.28           .68(c)                   .30                    .98
-------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2001........................     $ 8.51          $.45(c)                $  .19                 $  .64
October 31, 2000........................       8.56           .55(c)                  (.04)                   .51
October 31, 1999........................       8.69           .46(c)                  (.15)                   .31
October 31, 1998........................       8.66           .48(c)                   .09                    .57
October 31, 1997........................       8.79           .45(c,d)                 .01                    .46
-------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2001........................     $ 1.00          $.05(c)                $   --                 $  .05
October 31, 2000........................       1.00           .06(c)                    --                    .06
October 31, 1999........................       1.00           .05(c)                    --                    .05
October 31, 1998........................       1.00           .05(c)                    --                    .05
October 31, 1997........................       1.00           .02(c)                    --                    .02
-------------------------------------------------------------------------------------------------------------------


                                                        LESS DISTRIBUTIONS
                                          -----------------------------------------------
                                          DIVIDENDS      DISTRIBUTIONS
                                           FROM NET         FROM NET
                                          INVESTMENT        REALIZED            TOTAL
YEAR/PERIOD ENDED                           INCOME      CAPITAL GAINS(5)    DISTRIBUTIONS
HARBOR LARGE CAP VALUE FUND
October 31, 2001(4).....................    $(.24)           $ (.19)            $(.43)
October 31, 2000........................     (.30)            (1.57)            (1.87)
October 31, 1999........................     (.25)            (1.63)            (1.88)
October 31, 1998........................     (.28)            (3.74)            (4.02)
October 31, 1997........................     (.34)            (2.00)            (2.34)
-------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 2001........................    $(.52)           $ (.07)            $(.59)
October 31, 2000........................     (.57)               --              (.57)
October 31, 1999........................     (.55)             (.51)            (1.06)
October 31, 1998........................     (.66)             (.23)             (.89)
October 31, 1997........................     (.69)               --              (.69)
-------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2001........................    $(.46)           $   --             $(.46)
October 31, 2000........................     (.56)               --              (.56)
October 31, 1999........................     (.44)               --              (.44)
October 31, 1998........................     (.54)               --              (.54)
October 31, 1997........................     (.59)               --              (.59)
-------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2001........................    $(.05)           $   --             $(.05)
October 31, 2000........................     (.06)               --              (.06)
October 31, 1999........................     (.05)               --              (.05)
October 31, 1998........................     (.05)               --              (.05)
October 31, 1997........................     (.02)               --              (.02)
-------------------------------------------------------------------------------------------------------------------

1  Commenced operations on November 1, 2000.

2 Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.

3  For the period February 1, 2001 (inception) through October 31, 2001.

4 Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates as its Subadviser.

5  Includes both short-term and long-term capital gains.

6  Percentage does not reflect reduction for credit balance arrangements.

a  Annualized.

b  Unannualized.

c Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its management fees.

d  Based on monthly average of shares outstanding during the fiscal year.

e The total returns would have been lower had certain expenses not been waived during the periods shown.

f  Dividend expense from investments sold short.

g  Interest expense from investments sold short.

    The accompanying notes are an integral part of the financial statements.

                                                                        RATIO OF          RATIO OF
                                                     RATIO OF          ADVISER OR         OPERATING          RATIO OF
     NET ASSET                                       OPERATING       SUBADVISER FEES   EXPENSES NET OF   INTEREST/DIVIDEND
       VALUE                      NET ASSETS         EXPENSES          NOT IMPOSED     ALL OFFSETS TO         EXPENSE
        END      TOTAL           END OF PERIOD      TO AVERAGE         TO AVERAGE          AVERAGE          TO AVERAGE
     OF PERIOD   RETURN             (000S)       NET ASSETS (%)(6)    NET ASSETS(%)     NET ASSETS(%)     NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------------

      $13.01     (3.20)%          $  130,029             .77%               --%              .77%               .14%(a,f)
       13.88      3.07               147,615             .80                --               .80                .16(f)
       15.40     14.60               157,382             .76                --               .76                 --
       15.21      6.69               170,468             .79                --               .79                 --
       18.17     31.08               161,359             .83                --               .83                 --
--------------------------------------------------------------------------------------------------------------------------
      $12.05     15.35%(e)        $1,036,552             .56%(c)           .22%              .56%                --%
       11.00      6.95(e)            717,255             .60(c)            .21               .60                 --
       10.85      0.85(e)            627,180             .61(c)            .21               .60                 --
       11.82     10.33(e)            473,021             .65(c)            .22               .65                 --
       11.57      8.96(e)            362,594             .67(c)            .23               .67                 --
--------------------------------------------------------------------------------------------------------------------------
      $ 8.69      7.73%(e)        $  125,959             .28%(c)           .20%              .27%                --%
        8.51      6.21(e)            125,032             .29(c)            .20               .28                 --
        8.56      3.68(e)            251,442             .28(c)            .20               .28                 --
        8.69      6.81(e)            217,244             .36(c)            .20               .36                 --
        8.66      5.48(e)            162,476             .38(c)            .20               .36                .64(g)
--------------------------------------------------------------------------------------------------------------------------
      $ 1.00      4.83%(e)        $  168,834             .38%(c)           .12%              .38%                --%
        1.00      5.99(e)            105,893             .48(c)            .12               .47                 --
        1.00      4.82(e)             97,265             .46(c)            .12               .46                 --
        1.00      5.20(e)            100,276             .57(c)            .12               .57                 --
        1.00      5.11(e)             73,540             .63(c)            .12               .62                 --
--------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
     INCOME/(LOSS)
       TO AVERAGE      PORTFOLIO
     NET ASSETS (%)   TURNOVER (%)
--------------------------------------------------------------------------------------------------------------------------
          1.64%              194%
          2.05               106
          1.65               110
          1.67               114
          1.98               146
--------------------------------------------------------------------------------------------------------------------------
          5.50%(c)           531%
          6.16(c)            494
          5.35(c)            271
          5.41(c)            278
          6.04(c)            252
--------------------------------------------------------------------------------------------------------------------------
          5.35%(c)           246%
          6.00(c)            478
          5.36(c)            578
          5.51(c)            727
          5.14(c)          1,519
--------------------------------------------------------------------------------------------------------------------------
          4.60%(c)           N/A
          5.88(c)            N/A
          4.73(c)            N/A
          5.08(c)            N/A
          4.97(c)            N/A
--------------------------------------------------------------------------------------------------------------------------

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2001

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of a series of twelve diversified investment portfolios (each series a "Fund", collectively, the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of October 31, 2001, the Trust consisted of the following funds: Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor International Growth Fund, Harbor Global Equity Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Large Cap Value Fund (formerly Harbor Value Fund), Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by the Adviser, which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

     Securities, for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund), may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of October 31, 2001.

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Harbor Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values (except Harbor Large Cap Value Fund). Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of October 31, 2001.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Each Fund, except Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor Global Equity Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

INCOME RECOGNITION

     In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently amortizes premiums and discounts on fixed income securities. Accordingly, the adoption of the Guide will have no significant effect on the Trust's financial statements.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2001 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
FUND                                                            GOVERNMENT      OTHER         GOVERNMENT      OTHER
----                                                            ----------      -----         ----------      -----
Harbor Mid Cap Growth Fund..................................    $       --    $   19,488      $       --    $    5,277
Harbor Growth Fund..........................................            --        20,836              --        16,132
Harbor Small Cap Growth Fund................................            --        19,862              --         5,298
Harbor International Growth Fund............................            --       477,115              --        30,336
Harbor Global Equity Fund...................................            --        16,740              --         8,646
Harbor Capital Appreciation Fund............................            --     6,501,018              --     6,218,918
Harbor International Fund II................................            --        34,271              --        51,396
Harbor International Fund...................................            --       292,133              --       822,499
Harbor Large Cap Value Fund.................................            --        48,915              --        67,889
Harbor Bond Fund............................................     5,730,912       827,619       5,616,880       613,737
Harbor Short Duration Fund..................................       163,304        89,382         161,169        67,727

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

REDEMPTION IN-KIND TRANSACTIONS

     For the year ended October 31, 2001, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, and Harbor Large Cap Value Fund realized gains of $10,560, $396, $66,094 and $741, respectively, from in-kind redemptions of Fund shares.

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 2001 are summarized as follows:

                                                                  OPTIONS WRITTEN             OPTIONS WRITTEN
                                                              -----------------------    -------------------------
                                                                EURODOLLAR FUTURES             EURO FUTURES
                                                              -----------------------    -------------------------
                                                              NUMBER OF    AGGREGATE      NUMBER OF     AGGREGATE
                                                              CONTRACTS    FACE VALUE     CONTRACTS     FACE VALUE
                                                              ---------    ----------     ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................      574       E$ 1,436              --     E     --
  Options opened............................................    7,226         18,065      28,300,000       28,300
  Options closed/expired....................................   (1,676)        (4,191)    (21,900,000)     (21,900)
                                                               ------       --------     -----------     --------
  Open at 10/31/2001........................................    6,124       E$15,310       6,400,000     E  6,400
                                                               ======       ========     ===========     ========

                                                                  OPTIONS WRITTEN            OPTIONS WRITTEN
                                                              -----------------------    -----------------------
                                                               JAPANESE YEN FUTURES       U.S. TREASURY FUTURES
                                                              -----------------------    -----------------------
                                                              NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE
                                                              CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE
                                                              ---------    ----------    ---------    ----------
  Options outstanding at beginning of year..................      8         Y 8,000          513       $   513
  Options opened............................................     --              --        7,956         7,956
  Options closed/expired....................................     (8)         (8,000)      (5,093)       (5,093)
                                                                  --        -------       ------       -------
  Open at 10/31/2001........................................     --         Y    --        3,376       $ 3,376
                                                                  ==        =======       ======       =======

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED


                                                                   OPTIONS WRITTEN              OPTIONS WRITTEN
                                                              --------------------------    ------------------------
                                                              SWAP OPTIONS-JAPANESE YEN        SWAP OPTIONS-U.S.
                                                              --------------------------    ------------------------
                                                               NUMBER OF      AGGREGATE     NUMBER OF     AGGREGATE
                                                               CONTRACTS      FACE VALUE    CONTRACTS     FACE VALUE
                                                               ---------      ----------    ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................   400,000,000    Y 400,000             --     $    --
  Options opened............................................   200,000,000      200,000     53,200,000      53,200
  Options closed/expired....................................  (600,000,000)    (600,000)            --          --
                                                              ------------    ---------     ----------     -------
  Open at 10/31/2001........................................            --    Y      --     53,200,000     $53,200
                                                              ============    =========     ==========     =======

                                                                    OPTIONS WRITTEN
                                                                -----------------------
                                                                  EURODOLLAR FUTURES
                                                                -----------------------
                                                                NUMBER OF    AGGREGATE
                                                                CONTRACTS    FACE VALUE
                                                                ---------    ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of year..................       450        E$ 1,125
  Options opened............................................       280             700
  Options closed/expired....................................      (730)         (1,825)
                                                                  ----        --------
  Open at 10/31/2001........................................        --        E$    --
                                                                  ====        ========

------------

E Euro.

E$ Eurodollar.

Y Japanese Yen.

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), an indirect wholly-owned subsidiary of Robeco Groep, N.V., is the Trust's investment adviser and is also responsible for administrative and other services. Prior to June 8, 2001, Harbor Capital was an indirect wholly-owned subsidiary of Owens-Illinois, Inc. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2001. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE     FEES
                            FUND                                   RATE       EARNED
                            ----                                ----------    ------
Harbor Mid Cap Growth Fund..................................       0.75%      $    67
Harbor Growth Fund..........................................       0.75         1,333
Harbor Small Cap Growth Fund................................       0.75            73
Harbor International Growth Fund............................       0.75         5,850
Harbor Global Equity Fund...................................       0.75            37
Harbor Capital Appreciation Fund............................       0.60        43,124
Harbor International Fund II................................       0.75           783
Harbor International Fund...................................       0.85        37,347
Harbor Large Cap Value Fund.................................       0.60           834
Harbor Bond Fund............................................       0.70         6,252
Harbor Short Duration Fund..................................       0.40           421
Harbor Money Market Fund....................................       0.30           430

     Harbor Capital has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the year ended October 31, 2001, Harbor Capital agreed not to impose advisory fees of $18, $20, $10, $101, $2,576, $1,960, $210 and $172 relating to Harbor Mid Cap
Growth Fund, Harbor Small Cap Growth Fund, Harbor Global Equity Fund, Harbor International Fund II, Harbor International Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $50 for the year ended October 31, 2001.

DISTRIBUTOR

     HCA Securities, Inc. ("HCA Securities"), a wholly-owned subsidiary of Harbor Capital is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On October 31, 2001, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND
FUND                                                             HARBOR TRANSFER
----                                                            ------------------
Harbor Mid Cap Growth Fund..................................           306,370
Harbor Growth Fund..........................................            42,372
Harbor Small Cap Growth Fund................................           201,853
Harbor International Growth Fund............................            48,028
Harbor Global Equity Fund...................................           505,201
Harbor Capital Appreciation Fund............................             4,085
Harbor International Fund II................................           246,105
Harbor International Fund...................................             1,347
Harbor Large Cap Value Fund.................................            12,421
Harbor Bond Fund............................................            19,840
Harbor Short Duration Fund..................................            11,804
Harbor Money Market Fund....................................        23,054,803

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the year ended October 31, 2001 totaled $5,093.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $218 for the year ended October 31, 2001.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the year ended October 31, 2001. For the Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor International Growth Fund, Harbor Global Equity Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Large Cap Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $0, $2, $0, $18, $0, $53, $1, $16, $1, $8, $8 and $6, respectively. The Funds could have invested a portion of the assets utilized in connection with balance credit arrangements in an income producing asset if the Funds had not entered into such arrangements.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2001:

                                                                UNDISTRIBUTED     ACCUMULATED
                                                                NET INVESTMENT    NET REALIZED
                            FUND                                INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
                            ----                                --------------    ------------    ---------------
Harbor Mid Cap Growth Fund..................................       $    82          $     --          $   (82)
Harbor Growth Fund..........................................           348                10             (358)
Harbor Small Cap Growth Fund................................            65                --              (65)
Harbor International Growth Fund............................        (1,277)            1,094              183
Harbor Global Equity Fund...................................           (17)               17               --
Harbor Capital Appreciation Fund............................        (1,554)          (10,496)          12,050
Harbor International Fund II................................         1,133              (363)            (770)
Harbor International Fund...................................         8,138           (65,549)          57,411
Harbor Large Cap Value Fund.................................           144              (885)             741
Harbor Bond Fund............................................        (4,604)            1,033            3,571
Harbor Short Duration Fund..................................            13             3,523           (3,536)
Harbor Money Market Fund....................................            (2)                2               --

     At October 31, 2001, Harbor Mid Cap Growth Fund had capital loss carryforwards of approximately $2,096, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor Growth Fund had capital loss carryforwards of approximately $11,022, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor Small Cap Growth Fund had capital loss carryforwards of approximately $606, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor International Growth Fund had capital loss carryforwards of approximately $371,462, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor Global Equity Fund had capital loss carryforwards of approximately $956, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor Capital Appreciation Fund had capital loss carryforwards of approximately $1,535,346, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor International Fund II had capital loss carryforwards of approximately $2,577, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001, Harbor Large Cap Value Fund had capital loss carryforwards of approximately $12,600, which may be available to offset future realized capital gains, if any, and will expire on October 31, 2009.

     At October 31, 2001 Harbor Short Duration Fund had capital loss carryforwards of approximately $20,813, which may be available to offset future realized capital gains, if any; $13,538, $1,182, $2,216, $2,223 and $1,654 will expire on October 31, 2002, October 31, 2004, October 31, 2005, October 31, 2007 and October 31, 2008, respectively.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands, except per share amounts)

NOTE 5--TAX INFORMATION--CONTINUED

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2001, along with long-term capital gains and the amount of long-term capital gains per share paid during the year ended October 31, 2001 were as follows:

                                                                                                               LONG-TERM
                                                         GROSS UNREALIZED           NET UNREALIZED           CAPITAL GAINS
                                                  ------------------------------    APPRECIATION/     ---------------------------
           FUND                IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)     ($000S)      ($ PER SHARE)
           ----                ---------------    ------------    --------------    --------------     -------      -------------
Harbor Mid Cap Growth
  Fund.....................      $   12,280        $      410       $  (2,785)        $  (2,375)      $       --       $   --
Harbor Growth Fund.........         157,662            22,353         (61,784)          (39,431)          17,418        1.558
Harbor Small Cap Growth
  Fund.....................          17,357             1,335          (1,284)               51               --           --
Harbor International Growth
  Fund.....................         545,120            15,560        (130,044)         (114,484)          60,958        0.916
Harbor Global Equity
  Fund.....................           7,724                86          (1,026)             (940)              --           --
Harbor Capital Appreciation
  Fund.....................       6,506,258           520,862        (986,096)         (465,234)       1,154,575        6.174
Harbor International Fund
  II.......................          95,734             3,689         (22,687)          (18,998)           2,278        0.268
Harbor International
  Fund.....................       2,655,192         1,130,728        (297,864)          832,864          460,322        3.771
Harbor Large Cap Value
  Fund.....................         124,972             8,266          (4,198)            4,068               --           --
Harbor Bond Fund...........       1,409,444            25,079          (4,404)           20,675            4,888        0.072
Harbor Short Duration
  Fund.....................         129,370             2,265            (233)            2,032               --           --

     Harbor Large Cap Value Fund designates 88.24% of its distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

     The Form 1099 you receive in January, 2002 for each of the Funds will show the tax status of all distributions paid to your account in calendar year 2001.

NOTE 6--SUBSEQUENT EVENT

     Mastholm Asset Management, LLC has been appointed as subadviser of the Harbor International Growth Fund, effective December 1, 2001. Theodore J. Tyson, Joseph P. Jordan and Douglas R. Allen are co-managing the Fund.

     Harbor International Growth Fund will continue to have an investment goal of long-term growth of capital by investing in stocks of foreign companies with potential for sustainable growth. The portfolio typically will include 35 to 45 securities, each with a minimum market capitalization of approximately $10 billion at the time of initial investment.

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Funds Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our website at www.harborfund.com.

                                                                                                              NUMBER OF
                                 TERM OF                                                                    PORTFOLIOS IN
                                OFFICE AND                                                                  FUND COMPLEX
NAME, ADDRESS AND (AGE)         LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN BY
POSITION(S) WITH FUND         TIME SERVED(1)                   DURING PAST FIVE YEARS(2)                       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Howard P. Colhoun (66)                        General Partner, Emerging Growth Partners, L.P. (investing         12
Trustee                       Since 1986      in small companies) (1982-1996); Director, Storage U.S.A.
  14114 Mantua Mill Road                      (1995-Present); and Vice President and Director of Mutual
  Gylndon, MD 21071                           Funds, T. Rowe Price Associates, Inc. (prior to 1982).
John P. Gould (63)                            Director of Unext.com (1999-Present); President, Cardean           12
Trustee                       Since 1994      University (1999- 2001); Steven G. Rothmeier Professor
  332 S. Michigan Avenue                      (1996-Present) and Distinguished Service Professor of
  13th Floor                                  Economics, Graduate School of Business, University of
  Chicago, IL 60604                           Chicago (1984-Present, on faculty since 1965); Trustee of
                                              Milwaukee Mutual (1997-Present); and Principal and Executive
                                              Vice President of Lexecon Inc. (1994-Present).
Rodger F. Smith (60)                          Partner, Greenwich Associates (a business strategy,                12
Trustee                       Since 1987      consulting and research firm) (1975-Present); and Director
  Office Park Eight                           of Arlington Capital Management (C.I.) Limited
  Greenwich, CT 06830                         (1992-Present).
-------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser (55)                      Director and Chairman of the Board, Harbor Capital Advisors,       12
Chairman and Trustee          Since 2000      Inc. (2000-Present); Director, HCA Securities, Inc.
  One SeaGate                                 (2000-Present); Director, Harbor Transfer, Inc.
  Toledo, OH 43666                            (2000-Present); Senior Vice President and Chief Financial
                                              Officer, Owens-Illinois, Inc. (1998-2001); and Senior Vice
                                              President and Director of Corporate Strategy,
                                              Owens-Illinois, Inc. (1996-1998).
-------------------------------------------------------------------------------------------------------------------------
                                   INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
James M. Williams (54)                        Director and President (2000-Present) Harbor Capital              N/A
President                     Since 2000      Advisors, Inc.; Director and President (2000-Present) HCA
  One SeaGate                                 Securities, Inc.; Director (2000-Present) Harbor Transfer,
  Toledo, OH 43666                            Inc.; and Pension Asset Manager (1989-1999) Ford Motor
                                              Company.
Constance L. Souders (51)                     Senior Vice President, (1991-Present), Director of                N/A
Vice President                Since 1999      Administration (1997- Present), Director and Secretary
Treasurer                     Since 1992      (1988-Present), Treasurer (1988-2000), Vice President
  One SeaGate                                 (1988-1991) and Director of Accounting and Fiduciary
  Toledo, OH 43666                            Operations (1992-1996), Harbor Capital Advisors, Inc.;
                                              President (2000-Present), Director (1991-Present) and Vice
                                              President, Secretary, and Treasurer (1992-2000), Harbor
                                              Transfer, Inc.; and Vice President and Secretary
                                              (2000-Present) and Director (1989-Present), HCA Securities,
                                              Inc.
Karen B. Wasil (49)                           Assistant Secretary (1997-Present), Director (1999-2000) and      N/A
Secretary                     Since 1999      Regulatory and Legal Compliance Manager (1995-Present),
  One SeaGate                                 Harbor Capital Advisors, Inc.; Secretary (2000-Present)
  Toledo, OH 43666                            Director (1999-2000), Harbor Transfer, Inc.; and Director
                                              (1999-2000), HCA Securities, Inc.


NAME, ADDRESS AND (AGE)         OTHER DIRECTORSHIPS
POSITION(S) WITH FUND             HELD BY TRUSTEE
----------------------------
                               DISINTERESTED TRUSTEES
----------------------------
Howard P. Colhoun (66)                  N/A
Trustee
  14114 Mantua Mill Road
  Gylndon, MD 21071
John P. Gould (63)            Trustee of Dimensional
Trustee                       Fund Advisors, Inc., 28
  332 S. Michigan Avenue      series (1986-Present);
  13th Floor                  Trustee and Chairman
  Chicago, IL 60604           Pegasus Funds
                              (1996-1999); Trustee of
                              First Prairie Funds
                              (1985-1996); and Trustee
                              of Woodward Funds
                              (1996).
Rodger F. Smith (60)                    N/A
Trustee
  Office Park Eight
  Greenwich, CT 06830
----------------------------
                                 INTERESTED TRUSTEE
----------------------------
David G. Van Hooser (55)                N/A
Chairman and Trustee
  One SeaGate
  Toledo, OH 43666
----------------------------
                                INTERESTED PRINCIPAL
                                OFFICERS WHO ARE NOT
                                      TRUSTEES
----------------------------
James M. Williams (54)                  N/A
President
  One SeaGate
  Toledo, OH 43666
Constance L. Souders (51)               N/A
Vice President
Treasurer
  One SeaGate
  Toledo, OH 43666
Karen B. Wasil (49)                     N/A
Secretary
  One SeaGate
  Toledo, OH 43666

-------------------------
(1) Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
(2) On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)--CONTINUED

SPECIAL MEETING OF SHAREHOLDERS

On June 7, 2001, a special meeting of shareholders of Harbor Fund was held for the purpose of voting on the following matters. Mr. David G. Van Hooser was elected as a Trustee--Mr. Howard P. Colhoun, Mr. John P. Gould and Mr. Rodger F. Smith will continue to serve as Trustees.

FUND                                         PROPOSAL 1                            PROPOSAL 2
----------------------------------------------------------------------------------------------------------
                                                                      The approval of new Subadvisory
                                 The approval of a new Advisory       Agreements between each Fund,
                                 Agreement between each Fund and      Harbor Capital Advisors, Inc. and
                                 Harbor Capital Advisors, Inc.        each Fund's Subadviser
Harbor Fund
  FOR                                               N/A                                   N/A
WITHHELD                                            N/A                                   N/A
Harbor Mid Cap Growth Fund
  FOR                                           790,171                               790,238
AGAINST                                           1,240                                 1,173
ABSTAIN                                          36,159                                36,159
Harbor Growth Fund
  FOR                                         8,461,356                             8,457,320
AGAINST                                         126,422                               126,358
ABSTAIN                                          35,062                                39,163
Harbor Small Cap Growth Fund
  FOR                                           545,415                               545,465
  AGAINST                                         3,188                                 3,139
  ABSTAIN                                         2,199                                 2,199
Harbor International Growth
  Fund
  FOR                                        43,226,275                            43,221,546
  AGAINST                                       326,819                               329,401
  ABSTAIN                                       544,880                               547,027
Harbor Global Equity Fund
  FOR                                           507,933                               507,933
  AGAINST                                         1,101                                 1,101
  ABSTAIN                                             0                                     0
Harbor Capital Appreciation
  Fund
  FOR                                       154,502,645                           154,477,947
  AGAINST                                     1,775,623                             1,777,191
  ABSTAIN                                     1,870,754                             1,893,884
Harbor International Fund II
  FOR                                         5,569,202                             5,562,812
  AGAINST                                        65,717                                70,180
  ABSTAIN                                       640,917                               642,844
Harbor International Fund
  FOR                                        82,849,925                            82,847,627
  AGAINST                                     1,924,948                             1,891,464
  ABSTAIN                                    18,472,734                            18,508,516
Harbor Value Fund
  FOR                                         7,569,194                             7,574,791
  AGAINST                                        51,967                                53,852
  ABSTAIN                                        63,751                                56,269
Harbor Bond Fund
  FOR                                        51,370,926                            51,374,641
  AGAINST                                       672,261                               699,235
  ABSTAIN                                       996,302                               965,613
Harbor Short Duration Fund
  FOR                                        11,823,734                            11,822,266
  AGAINST                                        40,343                                39,627
  ABSTAIN                                        26,084                                28,268
Harbor Money Market Fund
  FOR                                        93,152,666                            93,255,371
  AGAINST                                     2,767,810                             2,719,203
  ABSTAIN                                     1,154,438                             1,100,340

FUND                                        PROPOSAL 3
-------------------------------  ---------------------------------
                                 The election of Mr. Van Hooser
                                      as a Trustee
Harbor Fund
  FOR                                       446,871,551
WITHHELD                                     45,098,618
Harbor Mid Cap Growth Fund
  FOR                                               N/A
AGAINST                                             N/A
ABSTAIN                                             N/A
Harbor Growth Fund
  FOR                                               N/A
AGAINST                                             N/A
ABSTAIN                                             N/A
Harbor Small Cap Growth Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor International Growth
  Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Global Equity Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Capital Appreciation
  Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor International Fund II
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor International Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Value Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Bond Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Short Duration Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A
Harbor Money Market Fund
  FOR                                               N/A
  AGAINST                                           N/A
  ABSTAIN                                           N/A

        (This document must be preceded or accompanied by a Prospectus.)

                                     NOTES

                                     NOTES

                                     NOTES

TRUSTEES AND OFFICERS                                                                 SHAREHOLDER SERVICING AGENT
DAVID G. VAN HOOSER                     Chairman and Trustee                          HARBOR TRANSFER, INC.
                                                                                      P.O. Box 10048
HOWARD P. COLHOUN                       Trustee                                       Toledo, Ohio 43699-0048
                                                                                      1-800-422-1050
JOHN P. GOULD                           Trustee
                                                                                      CUSTODIAN
RODGER F. SMITH                         Trustee
                                                                                      STATE STREET BANK AND TRUST COMPANY
JAMES M. WILLIAMS                       President                                     P.O. Box 1713
                                                                                      Boston, MA 02105
CONSTANCE L. SOUDERS                    Vice President and Treasurer
                                                                                      INDEPENDENT AUDITORS
KAREN B. WASIL                          Secretary
                                                                                      ERNST & YOUNG LLP
INVESTMENT ADVISER                                                                    200 Clarendon Street
                                                                                      Boston, MA 02116
HARBOR CAPITAL ADVISORS, INC.
One SeaGate                                                                           LEGAL COUNSEL
Toledo, OH 43666
DISTRIBUTOR AND PRINCIPAL UNDERWRITER                                                 HALE AND DORR LLP
                                                                                      60 State Street
HCA SECURITIES, INC.                                                                  Boston, MA 02109
One SeaGate
Toledo, OH 43666
(419) 247-2477

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

12/2001/290,000                                            [RECYCLED PAPER LOGO]
                                                                  recycled paper